UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

John Mueller
Leuthold Weeden Capital Management
33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2013

Date of reporting period:  September 30, 2013

Item 1. Reports to Stockholders.

Annual Report
September 30, 2013

The Leuthold Funds

Leuthold Core Investment Fund

Leuthold Asset Allocation Fund

Leuthold Global Fund

Leuthold Select Industries Fund

Leuthold Global Industries Fund

Grizzly Short Fund

The Leuthold Funds
Table of Contents

Letter to Shareholders	1

Expense Examples	14

Allocation of Portfolio Holdings	18

Components of Portfolio Holdings	21

Investment Graphs	23

Statements of Assets and Liabilities	34

Statements of Operations	38

Statements of Changes in Net Assets	42

Financial Highlights	48

Schedule of Investments

Leuthold Core Investment Fund	58

Leuthold Asset Allocation Fund	69

Leuthold Global Fund	75

Leuthold Select Industries Fund	85

Leuthold Global Industries Fund	88

Grizzly Short Fund	93

Notes to the Financial Statements	97

Report of Independent Registered Public Accounting Firm	114

Additional Information	115

Directors and Officers	116

The Leuthold Funds

Dear Fellow Shareholders:

The past twelve months have provided another example of our frequent reminder that the stock market is not the economy. Real U.S. Gross Domestic Product over the last year has grown only +1.6%, just slightly more than half the rate expected by the consensus of economic forecasters one year ago. Prior to this economic recovery, a level of growth this low was generally only experienced immediately before the country fell into recession. But in its often-contrarian way, the U.S. stock market has responded to the economy’s shortfall by rallying +30% from last fall’s lows, bringing the cumulative gain in the S&P 500 from its March 2009 low to +158%. The current cyclical bull market has now lasted 55 months and ranks among the five best of the 16 cyclical bulls since 1932 – even though the accompanying economic recovery has been the weakest of all those recorded over the same period.

During the fiscal year ended September 30, 2013, the Leuthold Core Investment Fund matched the return of the Lipper Flexible Portfolio Funds Index, while the Leuthold Global Fund outperformed the Lipper Global Flexible Funds Index by nearly 4.5%. When compared to all-equity benchmarks, both Funds trailed.  The lag versus all-equity benchmarks was largely the consequence of simply not being 100% invested in stocks during a strong market. By design, these Funds’ portfolios will diversify investments across a range of asset classes, and there is a limitation on the amount that can be directed to stocks. Due to this, during strong market upswings, we would not expect these two Funds to match or outperform 100% invested benchmarks. But, it is our objective to outperform these benchmarks over the course of a full market cycle. When the market is in the decline phase of the cycle, these two Funds can make up lost ground because their lower stock exposure reduces their downside risk, versus their respective all-equity benchmarks, and the Funds have the capability of offsetting losses with gains achieved through their equity hedging tactics.

The multi-asset class framework of the Leuthold Asset Allocation Fund helped it to outperform its Blended Benchmark, by about 1%, for the fiscal year. This was achieved chiefly due to the Fund’s strong performance in the last three months, ended September 2013, where it gained 2% more than its benchmark. The Fund was more aggressively positioned all year versus the Blended Benchmark, averaging nearly 60% in equities, whereas the Blended Benchmark maintains 50% exposure to equities. Of that equity exposure, the Fund was overweight in U.S. stocks (about 73% of its equity exposure), versus the Blended Benchmark’s 35% weight to U.S. stocks, which was an additional advantage to the Leuthold Asset Allocation Fund.

Our domestic long-only equity strategy, the Leuthold Select Industries Fund, considerably outperformed the S&P 500 for the fiscal year with a gain nearly 8% ahead of that benchmark. The market environment continued to improve over the last year and became much more favorable for our investment process. Correlations decreased and group leadership trends became more apparent within our industry selection model. We believe the improved quality of our group selection strategy, and the portfolio construction enhancements that were made in early 2012, helped the Leuthold Select Industries Fund successfully navigate the market environment of the last twelve months. The best performance for the Fund came in the fourth quarter of 2012, and the first and third quarters of 2013, where it outperformed the S&P 500 by 1.0%, 3.1%, and 3.8%, respectively.

The Leuthold Global Industries Fund followed suit, outperforming its global equity benchmark, the MSCI ACWI (All Country World Index) in all four quarters of the last twelve months. It ended the fiscal year with a gain over 12.5% better than the

The Leuthold Funds - 2013 Annual Report	1

benchmark. These results are attributable to a combination of the strategy’s selection dynamics, including: consistently successful allocations, both within equity sectors and within industry groups; and strong results from individual stock selection. Specific country investments, at times, contributed an additional boost to results.

The Grizzly Short Fund outperformed its S&P MidCap 400 benchmark during the fiscal year by losing 5% less than the inverse of the index. The best relative performance came during the first six months of the fiscal year, October 2012 through March 2013, where the Fund mostly benefited from sectors and stocks which it avoided. Specifically, the Fund was underweight Health Care and Financials during October through December, when those areas appeared very strong from both a valuation and price action perspective. From January through March, maintaining the underweight allocation to Health Care, as well as underweighting Consumer Staples, was an advantage because defensive sectors, like these, drove the market’s gains.

Looking Ahead
Even though U.S. valuation measures have begun to look elevated, they’re not yet stretched enough to offset the bullish elements exhibited by our stock market disciplines. Investor sentiment surrounding the stock market seems fairly restrained, particularly given the size of the last twelve months’ gains. The market’s technical picture also remains bullish. Market subgroups we monitor for leading cues – like the Financials, Small Caps, and Transportation stocks – have been making new highs alongside the Dow Jones Industrials and S&P 500, and market breadth measures don’t yet show the narrowing of participation that usually precedes a major market top.

The environment is shaping up as one in which stocks could become even more overvalued before finally topping out for this business cycle. Enthusiasm for U.S. stocks remains constrained, particularly considering the huge four-year gains already on the books and the near-daily occurrence of new highs during much of 2013. Net inflows into U.S. focus equity mutual funds remain depressed, and we suspect there could be a phase of great public participation ahead before the bull market is over.

Foreign equities have badly lagged U.S. equities since early 2011, after largely keeping pace during the first two years of the bull market. Developed country and Emerging Market valuations are much lower than those in the U.S., with some Emerging Market readings bordering on the “undervaluation” zone. Today’s valuation disparity sets the stage for a period of foreign market leadership in the years ahead, assuming that comparative valuation relationships return to some semblance of normalcy. We expect that our global industry analysis will increasingly lead us to these cheap locales, ultimately providing us with higher expected returns from there than we currently estimate for U.S. equities over the next several years. We’re pretty confident this will happen; we just don’t know when. We’ll rely on our quantitative stock and industry group selection models to help us with the timing of this shift, if and when it occurs.

2	The Leuthold Funds - 2013 Annual Report

FUND OVERVIEWS

Leuthold Core Investment Fund
This Fund opened on November 20, 1995. The strategy is flexible and value-oriented. The Leuthold Core Investment Fund adjusts asset class exposure, depending on market conditions and the economic environment, with the objective of identifying areas that appear poised to outperform while attempting to avoid undue risk. Assets are allocated between stocks, bonds, foreign securities, alternative investments, and money market instruments. The Fund may sell short certain securities in order to hedge exposure to a particular asset class. The Fund’s objective is capital appreciation and income over the long-term, attained through relatively risk averse, prudent investment selection. When the stock market is in a strong uptrend, the Leuthold Core Investment Fund’s diversified portfolio will unlikely match stock returns. However, over a full market cycle, it is our goal to outperform the stock market.

●	Leuthold Core Investment Fund uses the Leuthold Select Industries strategy as the primary vehicle for directing its U.S.- traded stock exposure.

●	Investment Guidelines: 30%-70% equity exposure and 30%-70% fixed income exposure. Certain market conditions may prompt a departure from these guidelines.

Leuthold Asset Allocation Fund
This Fund opened on May 24, 2006, as a replacement strategy for the Leuthold Core Investment Fund which had hard closed earlier that year. During the latter part of 2012, the Leuthold Asset Allocation Fund was repositioned to reflect an enhanced multi-asset framework, specifically differentiating it from the Leuthold Core Investment Fund as a more broadly diversified product. The strategy attempts to capture the evolving nature of capital markets and return patterns from a multitude of asset classes: stocks, bonds, real estate, commodities, and cash. It will typically have a greater variety of asset class exposure, higher (on average) allocation to alternatives, and a slightly different risk profile than our more equity-focused asset allocation offerings.

●	Investment Guidelines: 30%-70% equity exposure and 20%-60% fixed income exposure. Certain market conditions may prompt a departure from these guidelines.

●
Pursuant to the Prospectus Supplement dated 8/30/13, the Leuthold Asset Allocation Fund assets merged into the Leuthold Core Investment Fund. The merger became effective on November 8, 2013. This action was recommended by the Adviser due to similarities between the investment objectives, investment strategies, risks, and portfolios of the two Funds. In addition, the Investment Adviser believes the acquisition will provide the potential to achieve economies of scale due to the larger combined asset base of the Funds.

Leuthold Global Fund
This asset allocation strategy opened on April 30, 2008, and can be considered the “global” equivalent of our flagship Leuthold Core Investment Fund. The strategy and objective of this Fund are analogous to that of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion; however, this global version will invest at least 40% of assets in foreign-traded securities. The Leuthold Global Fund invests in U.S. and foreign-traded stocks, bonds, alternative investments, and money market instruments. The Fund may sell short certain securities in order to hedge exposure to a particular asset class.

The Leuthold Funds - 2013 Annual Report	3

●	Leuthold Global Fund uses the Leuthold Global Industries strategy as the primary vehicle for selecting its stock investments.

●	Investment Guidelines: 30%-70% equity exposure and 30%-70% fixed income exposure. Certain market conditions may prompt a departure from these guidelines.

Leuthold Select Industries Fund
This Fund opened on June 19, 2000, and unlike our asset allocation strategies, it will maintain 100% long exposure in domestically traded stocks, regardless of market conditions. This attribute results in the potential for considerably higher volatility, higher risk, and the probability that investors will lose money when the stock market declines. The Leuthold Select Industries Fund strategy is a top-down approach, based on industry group rotation, and sector concentrations. Driven by extensive quantitative analysis, the strategy attempts to identify collective areas of strength and emerging leadership opportunities in which to invest.

●	This strategy contains more risk as it offers the potential for superior gains.

Leuthold Global Industries Fund
Launched on May 17, 2010, this Fund’s strategy is an extension of our domestic industry group rotation approach. This global version of our quantitative industry group investing employs many of the same disciplines as our domestic version. The intent is to identify collective areas of strength and emerging leadership opportunities in the global marketplace. This Fund will normally invest at least 40% of its assets in equity securities traded in foreign markets.

●	This strategy contains more risk as it offers the potential for superior gains.

Grizzly Short Fund
Opened June 19, 2000, this is an unleveraged, actively managed Fund that is 100% invested in stocks sold short, intended to profit when stock prices decline. Policy mandates the Grizzly Short Fund target 100% exposure in stocks sold short at all times, even when the stock market is in a rising trend.

●
The Grizzly Short Fund maintains approximately equal-weighted short positions in around 60-90 individual stocks, initially selected by a multi-factor quantitative discipline. Each position is monitored daily and subject to a set of short covering disciplines.

●	Shareholders should anticipate they will most likely lose money investing in this Fund when stock prices are rising.

The Grizzly Short Fund is a tool for experienced investors, traders, and advisors to employ as a means of tactically moderating risk from stock price fluctuations. It is also used in varying degrees with other multi-faceted portfolio strategies. This is not a Fund for buy and hold investors.

4	The Leuthold Funds - 2013 Annual Report

ANNUAL PERFORMANCE REVIEW

Leuthold Core Investment Fund
This is our firm’s flagship asset allocation strategy, with $606 million of assets under management. For the fiscal year ended September 30, 2013, the Leuthold Core Investment Fund posted a total return gain of 11.29% (retail share class), about matching the 11.35% total return gain of the Lipper Flexible Portfolio Funds Index. During the same time frame, the all-equity S&P 500 benchmark had a total return gain of 19.34%.

Average net equity exposure during the year was moderately bullish at 57.5%. It ranged from a low of 51% (November/December 2012), to a high of 64% (early April). There were three instances when our market analysis deteriorated to a “neutral” position during the year, thereby triggering an increase to the Fund’s equity hedge. Each of these moves to a neutral reading ultimately reversed back to “positive,” as the stock market recovered to new cyclical highs in all three cases. It is not uncommon to experience this type of volatility in our market analysis during late stage cyclical bull markets.

As noted, the Core Fund matched the performance of the Lipper Flexible Portfolio Funds Index, which is composed of funds that allocate their investments across various asset classes, akin to the Core Fund approach. The Core Fund trailed the all-equity S&P 500 during the fiscal year, but this was not due to disappointing performance from the Select Industries equity allocation (56.7% of assets on average), which contributed a very strong 28.11% gain, outdoing the S&P 500 gain of 19.34% by nearly 9%. The Core Fund’s principal investment strategy requires investments to be allocated across a variety of asset classes, versus being 100% invested in stocks; therefore, the overall underperformance, when compared to the S&P 500 Index, was essentially the result of having a portion of investments in assets other than U.S. stocks. As this year’s results demonstrate, during strong market upswings, the Core Fund’s overall performance is unlikely to keep up with equity returns because it is a portfolio of diversified assets.

For specifics related to the Fund’s U.S.-traded stock investments during the last twelve months, see the performance discussion of the Leuthold Select Industries Fund on subsequent pages.

As noted, there was a small Equity Hedge (average 4.2% position) employed during eleven months of the year, which ranged from a low 1.1% allocation in February, up to a high mark of 8.3% in July. The holding itself posted a big net loss of -20.2%, but due to the minimal size allocation, the effect on overall performance was limited to -1.6%.

The Leuthold Core Investment Fund held an average of 5.1% of assets in Emerging Market (EM) Equities over the last twelve months, which is down from 7.7% last fiscal year, and back in line with our normal long-term base target of 5%. For the fiscal year ended September 30, 2013, the EM equities produced a solid 10.68% gain, far outpacing the MSCI Emerging Market index gain of 1.33% over that time frame.

Within the EM equity allocation, as of the end of September 2013, the portfolio’s highest concentration is in stocks from the Pacific Rim (ex-Japan), at nearly 62% weight. This is followed by the Latin America region (16%), Eastern Europe (13%), and Africa/MidEast (9%). This has generally been the case all year. Over the last twelve months, the largest country exposures have been in China, Brazil, and South Korea, whereas the most significant positive contributors to performance came from China, Thailand, Hong Kong, and Russia. Small detractors to performance at the country level were holdings in Chile, Indonesia, and Mexico.

The Leuthold Funds - 2013 Annual Report	5

Financials stocks had the heaviest weight within the EM investments during the fiscal year, followed by Information Technology and Consumer Discretionary. The top contributors to performance were these same three sectors. Of the ten broad sectors, only the Utilities exposure had a small negative impact on results.

While our asset allocation strategy’s normal guideline minimum for Fixed Income is 30% of assets, over the last twelve months we maintained a lower average level of 23%, similar to the prior fiscal year. We employ a top-down tactical asset allocation framework within our fixed income exposure, using a multi-factor model to first evaluate “risk,” and determine whether to favor low risk (developed government securities), or higher risk assets (credit). For low risk vehicles, a multi-factor model is used to select between nominal and inflation-linked government securities, whereas the high risk allocation uses a two factor Momentum and Relative Yield model to assess relative attractiveness among the five credit classes.

Attractive fixed income prospects have been generally nonexistent in this interest rate environment. As a result, to attempt to diversify the risks, we spread investments across seven varieties of fixed income, about equally divided between developed government securities and credit. Holdings included: Aggregate Bond Funds, Quality Corporate Bonds, Developed & Emerging Market Sovereign Debt, High Yield Bonds, Treasury Inflation Protected Securities, and Municipal Bonds. Due to the small sizes of the various allocations, none of these holdings were materially additive or detractive to the Fund’s overall results.

There was an average allocation of 4.5% to the Real Estate asset class for nine months of the 2012-2013 fiscal year. Within this allocation there was an emphasis on the Specialized segment and the Office segment, with additional exposure to Retail, Residential, Diversified, and Industrial segments. Our real estate exposure was attained through a package of REITS, versus physical real estate, as REITS allow for greater transparency, efficient portfolio rebalancing, ease of diversification through specialty subsets of properties, and liquidity of the stock market, while offering performance dynamics akin to physical real estate values. This allocation was eliminated from the portfolio in July. During its holding period it returned +6.9%; this contributed only one half of one percent to overall performance, due to the undersized allocation.

We opened the year with a 6% allocation to physical Gold but this was gradually reduced over the course of the year, ending with a 2.6% position. This is a minor holding employed for its hedging role against U.S. dollar depreciation. It was an abysmal year for this precious metal, and our holding lost 24.4%. The overall impact on Fund performance, when taking into account the small size of the allocation, was a detraction of 1%.

Leuthold Asset Allocation Fund
This Fund has assets under management of $248 million. For the fiscal year ended September 30, 2013, the Leuthold Asset Allocation Fund generated a total return gain of 8.86% (retail share class), outperforming the Blended Benchmark’s total return gain of 7.86% over the same time frame. The Blended Benchmark is composed of: 35% S&P 500, 15% MSCI All Country World Index ex-USA, 40% Barclays Aggregate, 5% MSCI REIT Index, and 5% DJ/UBS Commodities Index.

During the latter part of 2012, we repositioned the strategy of the Leuthold Asset Allocation Fund to reflect an enhanced multi-asset framework, specifically differentiating it from the Leuthold Core Investment Fund as a more broadly diversified product. As part of this strategy revamp, the equity management was streamlined into one single portfolio, with top-down tilts driven by our ongoing research efforts. The Blended Benchmark was introduced as a more realistic comparator to the revised approach, versus the fully invested S&P 500.

6	The Leuthold Funds - 2013 Annual Report

Following the transition to the new strategy in mid-December, the Fund was aggressively positioned, relative to its Blended Benchmark, for the full fiscal year. It upheld an overweight toward Equities and REITS, with a commensurate underweight to Fixed Income and Commodities.

Equity exposure was the principal contributor to the Fund’s positive results for the fiscal year ended September 30, 2013. It maintained average equity exposure of 58.77% during this time, and outperformed its equity benchmark in seven of the twelve months. The most significant positive contributor to equity performance was the Fund’s tilt to overweighting Developed Markets and Growth stocks, versus Emerging Markets and Value stocks. Based on broad equity sector exposure, results were further driven by concentrations in: Health Care, Industrials, Financials, Information Technology, and Consumer Discretionary. The exposure to Telecommunications stocks was the only equity concentration that detracted from performance, at the sector level, during the fiscal year.

Within the Fund’s tilt favoring Developed Markets, it was overweight U.S.-traded stocks, with an average exposure of 73%, compared to the Blended Benchmark’s 35% U.S. stock allocation. This domestic tilt proved beneficial, with U.S. stocks gaining 19.79% since January, well ahead of the 10.47% gain of the rest of the world (MSCI All Country World Index ex-USA). The Fund’s tilt toward Developed Europe and Developed Asian Markets were also beneficial exposures. The most profitable equity investments by country, after the U.S., came from Canada, France, United Kingdom, Ireland, and China.

The Leuthold Asset Allocation Fund’s various Fixed Income investments did not have much overall impact on the Fund’s performance. The current role played by fixed income for this Fund is that of downside protection, and an offset to the higher levels of risk dictated by our positive view of riskier assets such as Equities and REITS.

There was an average of 25% of assets invested across seven segments of fixed income. Holdings included: Quality Corporate Bonds, Aggregate Bond Funds, Developed & Emerging Market Sovereign Debt, Treasury Inflation Protected Securities, High Yield Bonds, and Municipal Bonds. Due to the small sizes of the various allocations, none of these holdings was materially additive or detractive to the Fund’s overall results.

A strategic component of the Leuthold Asset Allocation Fund is to continuously attempt to identify the best diversification opportunities among global capital markets. Within the alternative asset category we have been bullishly positioned in terms of REITS. The favorable stance on the asset class has been driven by our models supporting across asset class relative strength, and the constructive macroeconomic environment. We started the fiscal year with a 4.6% allocation to REITS. Beginning in December, this position was incrementally increased for the next few months, reaching a high near 11%. The holding flourished through April, up nearly 21% total return. Following the initial talk of Federal Reserve tapering, late in the second quarter, risky assets experienced a significant downdraft and we began to tactically cut back REITS, ending the fiscal year with a 6.4% allocation. Volatility in the last five months resulted in giving back nearly half of that early year gain. For the full fiscal year, the REIT allocation was up 11.28%, contributing 0.95% to the Fund’s overall twelve month gain. Holdings here were diversified across a wide variety of sub-industries, including: Hotels, Housing, Office, Retail, Health Care, and Specialty.

The Fund maintained a position in physical Gold, with an average allocation of 4.41% during the fiscal year. This is a minor holding employed for its hedging role against U.S. dollar depreciation. This Gold position lost 29% over the last twelve months, which detracted from the Fund’s overall return by nearly 1.5%.

The Leuthold Funds - 2013 Annual Report	7

Leuthold Global Fund
This Fund has assets under management of $366 million. It is the global adaptation of the tactical asset allocation disciplines of the Leuthold Core Investment Fund. For the fiscal year ended September 30, 2013, the Leuthold Global Fund produced a total return gain of 14.78% (retail share class), outperforming the Lipper Global Flexible Funds Index total return gain of 10.42%. During the same time frame, the all-equity MSCI ACWI (All Country World Index) had a total return gain of 18.37%.

The Leuthold Global Fund follows the same market analysis disciplines as the Leuthold Core Investment Fund, therefore asset allocation shifts and the timing there of are essentially identical. As with the Core Fund, the Leuthold Global Fund’s average net equity exposure during the year was moderately bullish at 57.6%. It ranged from a low of 51% (November/December 2012), to a high of 63% (early April). There were three instances when our market analysis deteriorated to a “neutral” position during the year, thereby triggering an increase to the Fund’s equity hedge.  Each of these moves to a neutral reading ultimately reversed back to “positive,” as the stock market recovered to new cyclical highs in all three cases. It is not uncommon to experience this type of volatility in our market analysis during late stage cyclical bull markets.

As noted, the Global Fund bettered the performance of the Lipper Global Flexible Funds Index, which consists of funds that allocate their investments across various asset classes composed of global securities, akin to the Leuthold Global Fund approach. The Leuthold Global Fund trailed the all-equity MSCI ACWI, but this was not due to disappointing performance from the Global Industries equity allocation (60.7% of assets on average), which contributed an outstanding 33.77% gain, outdoing the MSCI ACWI gain of 18.37% by over 15%. The Leuthold Global Fund’s principal investment strategy requires investments to be allocated across a variety of asset classes, versus being 100% invested in stocks; therefore, the overall underperformance, when compared to the MSCI ACWI, was essentially the result of having a portion of investments in assets other than global stocks. As this year’s results demonstrate, during strong market upswings, the Global Fund’s overall performance is unlikely to keep up with equity returns, because it is a portfolio of diversified assets.

For specifics related to the Fund’s global equities component during the last twelve months, see the performance discussion of the Leuthold Global Industries Fund on subsequent pages.

There was a small Equity Hedge (average 3.2% position) employed during ten months of the year, which ranged from a low 0.7% allocation in January, up to a high mark of 6.7% in July. The holding itself posted a big net loss of -18.5%, but due to the minimal size allocation, the effect on overall performance was limited to -1.2%.

While our strategy’s normal guideline minimum for Fixed Income is 30% of assets, over the last twelve months we maintained a lower average level of 25%. We employ a top-down tactical asset allocation framework within our fixed income exposure, using a multi-factor model to first evaluate “risk,” and determine whether to favor low risk (developed government securities), or higher risk assets (credit). For low risk vehicles, a multi-factor model is used to select between nominal and inflation-linked government securities; whereas the high risk allocation uses a two factor Momentum and Relative Yield model to assess relative attractiveness among the five credit classes.

Attractive fixed income prospects have been generally nonexistent in this interest rate environment. As a result, to attempt to diversify the risks, we spread investments across seven varieties of fixed income, about equally divided between developed government securities and credit. Holdings included: Developed & Emerging Market Sovereign Debt, Quality Corporate Bonds, Aggregate Bond Funds, Municipal Bonds, High Yield Bonds, and Treasury Inflation Protected Securities. Due to the small sizes of the various allocations, none of these holdings were materially additive or detractive to the Fund’s overall results.

8	The Leuthold Funds - 2013 Annual Report

There was an average allocation of 4.5% to the Real Estate asset class for nine months of the 2012-2013 fiscal year. Within this allocation there was an emphasis on the Specialized segment and the Office segment, with additional exposure to Retail, Residential, Diversified, and Industrial segments. Our real estate exposure was attained through a package of REITS, versus physical real estate, as REITS allow for greater transparency, efficient portfolio rebalancing, ease of diversification through specialty subsets of properties, and liquidity of the stock market, while offering performance dynamics akin to physical real estate values. This allocation was eliminated from the portfolio in July. During its holding period it returned +6.9%; this contributed only one half of one percent to overall performance, due to the undersized allocation.

We opened the year with a 6% allocation to physical Gold but this was gradually reduced over the course of the year, ending with a 2.4% position. This is a minor holding employed for its hedging role against U.S. dollar depreciation. For the year, the allocation averaged out to a 4.1% holding. It was an abysmal year for this precious metal, and our holding lost 25.2%. The impact of this loss, taking into account the small allocation, detracted 1% from the Fund’s overall performance.

Leuthold Select Industries Fund
This all-equity Fund, with total assets under management of $9.8 million, had a strong total return gain of 27.26% for the fiscal year ended September 30, 2013, bettering the S&P 500’s 19.34% total return gain by nearly 8%, and outperforming the 23.15% total return gain of the Lipper Multi-Cap Core Funds Index by just over 4%.

The last twelve months’ market environment was much more favorable for our investment process. Our industry group model gained significant traction, as correlations decreased and group leadership trends became more evident and stronger. After a number of years of struggling with the challenges of high volatility and high correlations among stocks, this past year our industry group approach was clearly back on track and able to identify areas of strength that were  sustainable. The Leuthold Select Industries Fund outperformed the S&P 500 by an average of 1.01% in nine of the last twelve months.

Broad sector concentrations in the Fund changed a great deal over the course of the year, although Financials and Industrials, two of the top three weights at the beginning of the year, remained in the top three as of fiscal year end. Information Technology is now the heaviest sector weight, up from fourth a year ago, while Health Care decreased to the fifth position, down from the second heaviest weight a year ago. There was no exposure to Utilities all year, and since late July the Fund has had zero exposure to the Energy, Materials, and Telecommunication Services sectors. This absence of exposure to that number of sectors is unusual, but it is a sign of the presence of robust leadership trends in the marketplace, a state in which our strategy should prosper.

Industrials, Health Care, Financials, and Consumer Discretionary were the most value-added sector concentrations over the last twelve months. Information Technology, Energy, and Consumer Staples were also positive contributors, but to a lesser degree. While there were no sector concentrations that detracted from performance, the exposures (when existent) to Materials and Telecommunication Services had barely traceable contributions, with each offering less than one half of one percent to the Fund’s results.

From an equity industry group perspective, the Leuthold Select Industries Fund’s most beneficial exposure came from investments scattered across a variety of sectors. Among the top contributors were: Airlines, Railroads, Data Processing & Outsourced Services, Consumer Finance, Health Care Facilities, Advertising, Oil & Gas Refining & Marketing, Specialized Finance, Drug Retail, Automotive Retail, and Managed Health Care.

The Leuthold Funds - 2013 Annual Report	9

As noted, none of the broad sector concentrations were subtractive to performance, but there were some industry group holdings which had relatively significant negative contribution to return: Regional Banks, General Merchandise Stores, Computer Hardware, Biotechnology, and Hypermarkets & Super Centers.

The year’s exposure to foreign-domiciled stocks averaged 14.6% of the equity allocation. This actively fluctuated all year, beginning with 12% exposure in October 2012, and slowly increasing to a high level of 20% by the end of January. From there the exposure incrementally declined to end the year at just over 8%. Of this foreign exposure, Developed Market stocks composed an average of 11%, with Emerging Market stocks at 3% on average.

Leuthold Global Industries Fund
This all-equity Fund, with total assets under management of $14.5 million, had an outstanding total return gain of 30.98% (retail share class) for the fiscal year ended September 30, 2013. Its benchmark comparator, the MSCI ACWI (All Country World Index) returned 18.37% total return, over that time frame, and the Lipper Global Multi-Cap Value Index had a total return gain of 24.71%.

The Leuthold Global Industries Fund outperformed the MSCI ACWI by an average of 1.24% in ten of the last twelve months. The Fund’s quantitative group selection approach does best in periods when there is a strong distinction between winners and losers among equity groups and themes, and despite the continued presence of global macro-driven uncertainties, this past year was very favorable for the strategy.

U.S. stock exposure within the Fund averaged 48% for the year. It migrated down to a low of 44% by the end of January, and then slowly increased to reach a high point of 53% at the end of July, before moving back down to end the fiscal year at 50%. The MSCI ACWI had a steady average exposure of 46% to U.S. stocks, only fluctuating by one percent up/down from there. Of the foreign-traded securities in the Leuthold Global Industries Fund, an average of 84% was invested in Developed Markets, with 16% on average invested in Emerging Market stocks.

Equity exposure in this Fund is determined by selecting the industry groups that appear most attractive according to our quantitative disciplines, and investing in the highest rated stocks from those groups regardless of country of domicile. The traditional approach of first attempting to identify opportunities specific to countries or regions is not part of the equation. We believe that industry group concentrations will generate superior returns over the traditional approach of “country” or “regional” concentrations, because the global economy has become increasingly interdependent.

During the fiscal year ended September 30, 2013, all broad sector exposures had a positive contribution to return. Sectors with the most significant contribution were: Consumer Discretionary, Financials, and Industrials – three of last year’s top four contributors. Each of these sectors was overweight versus the corresponding MSCI ACWI sector exposure, particularly Consumer Discretionary and Financials. At the global industry group level, the best results came from the Fund’s investments in stocks from: Auto Components, Airlines, Reinsurance, Health Care Facilities, Media, and Multi-line Insurance.

We were underweight Health Care, Energy, Consumer Staples, and Information Technology versus the MSCI ACWI sector weights. Despite this, individual stock selection in these sectors was very effective, with two of the sectors outperforming the corresponding index sectors, and the other two only marginally underperforming. Although no overall sector exposure had a negative impact on performance, the Utilities sector was just marginally additive; this was primarily due to having a big underweight, with less than 1% average exposure all year. There were only four industry group investments that had negative

10	The Leuthold Funds - 2013 Annual Report

contributions to return: Fertilizers & Agricultural Chemicals, Emerging Wireless Telecom Services, Computers & Peripherals, and Household Durables.

During the year, the Fund had investments in 35 countries outside the U.S., with an average of 29 country investments in any given month. Foreign market allocations that were consistently larger weights throughout the year included: Germany, Japan, Canada, France, and the United Kingdom. Exposure to Thailand, Brazil, China, South Africa, and Australia were relatively heavier portfolio exposures initially, but dwindled to minimal or zero weight by year end. Country exposures that conspicuously increased in weight during the year were: South Korea, Taiwan, Sweden, and Switzerland. Performance-wise, the most positive contributors at the country level came from investments in the U.S., Germany, United Kingdom, Thailand, France, Japan, Canada, and Ireland. With the exception of Ireland, our investments associated with these countries were also more value-added than corresponding MSCI ACWI allocations in these countries, which tells us our stock selection within countries was high-quality. Our South Africa exposure was the biggest negative, yet it was so minimal that it detracted less than one half of one percent overall.

As noted above, the country-specific exposures are not deliberate. Rather, they are the by-product of the quantitative stock selection approach used to gain exposure to the attractive global industry groups. This method is uncharacteristic of global investment strategies, where it is customary to target location of interest before selecting securities in which to invest.

Grizzly Short Fund
This Fund is 100% short individual stocks, with assets under management of $95 million. For the fiscal year ended September 30, 2013, the Grizzly Short Fund produced a -22.33% total return loss, outperforming the Lipper Dedicated Short Bias Funds Index loss of -28.87%, and the benchmark S&P MidCap 400 Index, which had total return gain of 27.68% (short-selling the benchmark would have produced a loss of around -28%, which is over 5.5% worse than the Grizzly Short Fund return). Compared to the S&P 500 (+19.34% total return), the Fund lagged the corresponding inverse of that index. Taking into account that the median market capitalization of the Grizzly Short Fund is about $4.0 million, the S&P MidCap 400 Index median market capitalization is $3.4 million, and the S&P 500 median market capitalization is $15.4 million, the Grizzly Short Fund is more comparable to the S&P MidCap 400. Therefore, measured against the S&P MidCap 400, which most resembles the Grizzly Short Fund’s typical stock position, we regard the Fund’s results as value-added over the last twelve months.

At the broad sector level, the Grizzly Short Fund did not have any sector concentrations which produced a positive contribution to return over the last twelve months. On average, the heaviest sector concentrations (Information Technology, Industrials, and Consumer Discretionary) detracted the most from performance, contributing about -13.6% to the Fund’s twelve month loss. Energy, Financials, and Health Care concentrations each detracted from performance by 1% to 1.8%. Unsurprisingly, the sectors contributing the least damage to performance were those with generally lower average weights in the portfolio: Utilities, Telecommunications Services, Materials, and Consumer Staples. Often, the sectors and stocks we avoid are just as important as the ones we target.

Breaking it down by industry groups, there were constructive exposures which provided positive contribution to return (investments which helped to offset the Fund’s losses), and thereby played a role in the Fund’s outperformance versus the S&P MidCap 400. The most noteworthy in this respect were: Diversified Metals & Mining, Precious Metals & Minerals, Computer Storage & Peripherals, Diversified Support Services, Application Software, IT Consulting, Internet Software & Services,

The Leuthold Funds - 2013 Annual Report	11

Communications Equipment, Oil & Gas Exploration/Production, Coal & Consumable Fuels, Independent Power Producers/Energy Traders, Department Stores, and Apparel Accessories & Luxury Goods. In sum, the productive industry group investments over the last twelve months were concentrated in Materials, Information Technology, Energy, and Consumer Discretionary sectors.

The industry group detractors were concentrated in the Information Technology sector. Interestingly, some of the group contributors on the positive side (listed above) were also significant performance detractors: Internet Software & Services, Application Software, and Systems Software. This imbalance of strength and weakness among stocks belonging to the same industry group is a sign that there is no common trend benefiting the group as a whole. In a similar vein, while some Consumer Discretionary groups had a notable presence in the positive contributor segment, there was also a strong presence from this sector in the performance detractor division, specifically: Internet Retail, Casinos & Gaming, and Specialized Consumer Services.

The Grizzly Short Fund is a highly disciplined methodology, with portfolio positions monitored on a daily basis. High turnover is inherent; sector concentrations and industry group exposures have the potential to fluctuate considerably throughout the year. As opposed to a market capitalization weighted index, such as the S&P MidCap 400 or the S&P 500, the Grizzly Short Fund positions are similarly weighted across the portfolio. Due to this, the Fund is not subject to the idiosyncrasies of being heavily dependent on a handful of stocks that compose an oversized percentage of assets. Additional features of the strategy include policies that trigger specific short-covering action, such as capturing gains and stop-loss tactics, and weighting limitations on sector and sub-industry group concentrations.

When the stock market is in a clearly rising trend, investors should expect the Grizzly Short Fund to lose money. Under those circumstances, the Fund’s goal is to add value over an index short by losing less. Investors who are not experienced in short-selling and adjusting portfolios for changing risk profiles should consider one of our asset allocation funds: the Leuthold Core Investment Fund or the Leuthold Global Fund. These two Funds have equity hedging flexibility built into their disciplines, and they will execute this short-selling strategy alongside their other allocations, when the stock market is viewed as overvalued and vulnerable to a downside correction.

IN CLOSING

As we wrap up the fiscal year, we see strong economic measures and overall healthy underpinnings for the stock market. The ISM Manufacturing Composite averaged 55.8 in the third quarter of 2013, which is consistent with real GDP growth of about 3% annualized. Weekly unemployment claims have fallen to the low 300,000 level, and the unemployment rate has fallen from 9.0% two years ago to a recovery low of 7.3% in August. The Citi Economic Surprise Index trades near the high end of its post-recession range, and finally, the S&P 500 is up 55% in the last two years and +158% since March 2009.

When the market sank to near 30-year valuation lows in the spring of 2009, we certainly didn’t expect it would recover to such elevated levels within the confines of a single cyclical bull market. The last two years have been an impressive, late-cycle move that’s stirred daily controversy over how much of it is “fundamental” versus “ephemeral,” or QE-induced. Unfortunately, that won’t be known until well after the fact.

Cyclical bull market tops typically feature action that is far more diffuse in nature, with groups like Small Caps, Financials, Transportation stocks and Utilities falling away one by one leading into the final S&P 500 high. Of these, currently only the

12	The Leuthold Funds - 2013 Annual Report

Utilities sector has shown serious relative weakness. When the epitaph on the current bull market is eventually written, the April 30th top in the Dow Jones Utilities may turn out to be the beginning of the end. But we’ll need more negative evidence before we adopt a defensive market stance.

It is primarily the market action work in our disciplined analysis that has kept us invested during the last couple of innings of this bull market, and that work remains bullish today. Therefore, as we begin the new fiscal year, with our stock market disciplines indicating the environment can accommodate additional gains in this cycle, our allocation portfolios will continue to be well-exposed to equities.

Regardless of market direction, our quantitative processes continually monitor an extensive range of market data, and the attractiveness of investments are reassessed and adjusted as these measures dictate. It is our objective that each of our strategies will add value in all market environments.

We are a majority employee-owned, small independent firm. Employee ownership in Leuthold Funds is strong, and all are committed to the firm’s success. We measure our success by our ability to attain steady, market-beating performance over the long term, for the benefit of our shareholders - which includes ourselves.

We welcome you to contact us if you have any questions. Thank you for your support.

Sincerely,

Doug Ramsey, CFA, CMT
CIO & Co-Portfolio Manager

Matt Paschke, CFA	Chun Wang, CFA, PRM	Greg Swenson, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The Leuthold Funds - 2013 Annual Report	13

The Leuthold Funds

Expense Example – September 30, 2013 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2013 – September 30, 2013).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund and Leuthold Global Industries Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following example. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	The Leuthold Funds - 2013 Annual Report

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2013	September 30, 2013	April 1, 2013 - September 30, 2013
Actual**	$1,000.00	$1,035.50	$6.43
Hypothetical (5% return before expenses)***	1,000.00	1,018.78	6.38

    * Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.97 and the Fund's annualized expense ratio would be 1.17%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.92 and the Fund's annualized expense ratio would be 1.17%.

Leuthold Core Investment Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2013	September 30, 2013	April 1, 2013 - September 30, 2013
Actual**	$1,000.00	$1,036.00	$5.92
Hypothetical (5% return before expenses)***	1,000.00	1,019.28	5.87

    * Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.41 and the Fund's annualized expense ratio would be 1.06%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.37 and the Fund's annualized expense ratio would be 1.06%.

Leuthold Asset Allocation Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2013	September 30, 2013	April 1, 2013 - September 30, 2013
Actual	$1,000.00	$1,034.10	$6.58
Hypothetical (5% return before expenses)	1,000.00	1,018.63	6.53

* Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Asset Allocation Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2013	September 30, 2013	April 1, 2013 - September 30, 2013
Actual	$1,000.00	$1,034.90	$6.02
Hypothetical (5% return before expenses)	1,000.00	1,019.18	5.97

* Expenses are equal to the Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

The Leuthold Funds - 2013 Annual Report	15

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Global Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2013	September 30, 2013	April 1, 2013 - September 30, 2013
Actual**	$1,000.00	$1,043.60	$8.30
Hypothetical (5% return before expenses)***	1,000.00	1,016.98	8.19

    * Expenses are equal to the Fund’s annualized expense ratio of 1.62%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.68 and the Fund’s annualized expense ratio would be 1.50%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.58 and the Fund's annualized expense ratio would be 1.50%.

Leuthold Global Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2013	September 30, 2013	April 1, 2013 - September 30, 2013
Actual**	$1,000.00	$1,044.80	$7.38
Hypothetical (5% return before expenses)***	1,000.00	1,017.88	7.28

    * Expenses are equal to the Fund’s annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.72 and the Fund's annualized expense ratio would be 1.31%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $6.63 and the Fund's annualized expense ratio would be 1.31%.

Leuthold Select Industries Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2013	September 30, 2013	April 1, 2013 - September 30, 2013
Actual	$1,000.00	$1,112.20	$8.47
Hypothetical (5% return before expenses)	1,000.00	1,017.08	8.09

* Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

16	The Leuthold Funds - 2013 Annual Report

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Global Industries Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2013	September 30, 2013	April 1, 2013 - September 30, 2013
Actual	$1,000.00	$1,105.50	$10.29
Hypothetical (5% return before expenses)	1,000.00	1,015.32	9.85

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Industries Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2013	September 30, 2013	April 1, 2013 - September 30, 2013
Actual	$1,000.00	$1,107.30	$8.98
Hypothetical (5% return before expenses)	1,000.00	1,016.58	8.59

* Expenses are equal to the Fund’s annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Grizzly Short Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2013	September 30, 2013	April 1, 2013 - September 30, 2013
Actual**	$1,000.00	$902.30	$15.83
Hypothetical (5% return before expenses)***	1,000.00	1,008.45	16.72

    * Expenses are equal to the Fund’s annualized expense ratio of 3.32%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.25 and the Fund's annualized expense ratio would be 1.52%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.65 and the Fund's annualized expense ratio would be 1.52%.

The Leuthold Funds - 2013 Annual Report	17

The Leuthold Funds
(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings
September 30, 2013*

Leuthold Asset Allocation Fund
Allocation of Portfolio Holdings
September 30, 2013*

*Excludes short-term investments less than 5% of net assets.
18	The Leuthold Funds - 2013 Annual Report

The Leuthold Funds
(Unaudited)

Leuthold Global Fund
Allocation of Portfolio Holdings
September 30, 2013

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2013*

*Excludes short-term investments less than 5% of net assets.
	The Leuthold Funds - 2013 Annual Report	19

The Leuthold Funds
(Unaudited)

Leuthold Global Industries Fund
Allocation of Portfolio Holdings
September 30, 2013*

Grizzly Short Fund
Allocation of Portfolio Holdings
September 30, 2013*

*Excludes short-term investments less than 5% of net assets.
20	The Leuthold Funds - 2013 Annual Report

The Leuthold Funds

Leuthold Core Investment Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
U.S. Traded Equity Securities	$378,287,542
U.S. Traded Equity Securities - Short	31,807,214
Foreign Government Bonds	31,136,373
Non-U.S. Traded Equity Securities	23,140,328
Mortgage Backed Bond Funds	23,028,993
Corporate Bonds	19,877,777
Foreign Government Bond Funds	16,849,119
Foreign Currency Funds	15,930,618
U.S. Treasury Obligations	15,284,334
Precious Metals	14,648,492
Corporate Bond Funds	7,165,594
High Yield Bond Funds	3,061,727
Emerging Country Funds	2,997,500
Index Funds - Short	1,163,982
Total:	$584,379,593

Leuthold Asset Allocation Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
U.S. Traded Equity Securities	$158,914,747
U.S. Treasury Obligations	19,710,437
Non-U.S. Traded Equity Securities	15,662,702
Mortgage Backed Bond Funds	10,854,979
Corporate Bonds	10,026,071
Precious Metals	7,958,550
Foreign Government Bonds	7,070,423
Corporate Bond Funds	3,883,759
High Yield Bond Funds	2,391,748
Foreign Government Bond Funds	2,056,200
Emerging Country Funds	2,025,166
Total:	$240,554,782

Leuthold Global Fund (Unaudited)
Components of Portfolio Holdings	Fair Value
U.S. Traded Equity Securities	$137,999,291
Non-U.S. Traded Equity Securities	99,471,679
Foreign Government Bonds	27,422,727
Short-Term Investments	20,926,701
U.S. Treasury Obligations	10,660,585
Mortgage Backed Bond Funds	10,486,338
Corporate Bonds	9,697,854
Foreign Currency Funds	9,456,414
Precious Metals	7,943,138
Foreign Government Bond Funds	6,739,046
U.S. Traded Equity Securities - Short	6,535,934
Corporate Bond Funds	6,083,061
Non-U.S. Traded Equity Securities - Short	5,102,087
High Yield Bond Funds	3,084,138
Emerging Country Funds	1,041,168
Emerging Country Funds - Short	982,648
Foreign Equity Funds - Short	817,022
Total:	$364,449,831

Leuthold Select Industries Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Information Technology	$2,207,487
Industrials	1,796,808
Financials	1,725,984
Consumer Discretionary	1,725,443
Health Care	1,602,446
Consumer Staples	598,679
Total:	$9,656,847

*Excludes short-term investments less than 5% of net assets.
	The Leuthold Funds - 2013 Annual Report	21

The Leuthold Funds

Leuthold Global Industries Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Consumer Discretionary	$3,758,845
Financials	3,654,159
Information Technology	2,311,924
Industrials	1,717,727
Materials	1,005,022
Consumer Staples	816,822
Telecommunication Services	637,136
Energy	106,420
Total:	$14,008,055
Grizzly Short Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Information Technology	$16,301,128
Financials	15,157,229
Energy	13,426,188
Materials	9,874,924
Industrials	8,820,424
Consumer Discretionary	7,401,419
Consumer Staples	5,923,877
Utilities	5,092,609
Health Care	4,121,476
Telecommunication Services	1,480,464
Total:	$87,599,738

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*Excludes short-term investments less than 5% of net assets.
22	The Leuthold Funds - 2013 Annual Report

Leuthold Core Investment Fund - Retail Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2013

	1 Year	3 Year	5 Year	10 Year
Leuthold Core Investment Fund - Retail Class	11.29%	6.47%	5.16%	7.55%
Lipper Flexible Portfolio Funds Index	11.35%	9.64%	8.21%	7.02%
S&P 500 Index	19.34%	16.27%	10.02%	7.57%

A $10,000 Investment in the Leuthold Core Investment Fund – Retail Class

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/03. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2013 Annual Report 23

Leuthold Core Investment Fund - Institutional Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2013

	1 Year	3 Year	5 Year	Since Inception
Leuthold Core Investment Fund -
Institutional Class	11.42%	6.57%	5.28%	4.76%
Lipper Flexible Portfolio Funds Index	11.35%	9.64%	8.21%	5.44%
S&P 500 Index	19.34%	16.27%	10.02%	5.87%

A $1,000,000 Investment in the Leuthold Core Investment Fund – Institutional Class

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

24 The Leuthold Funds - 2013 Annual Report

Leuthold Asset Allocation Fund - Retail Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2013

	1 Year	3 Year	5 Year	Since Inception
Leuthold Asset Allocation Fund - Retail Class	8.86%	6.27%	5.31%	3.50%
Lipper Flexible Portfolio Funds Index	11.35%	9.64%	8.21%	5.80%
Blended Benchmark	7.86%	8.43%	7.35%	5.65%
S&P 500 Index	19.34%	16.27%	10.02%	6.28%

A $10,000 Investment in the Leuthold Asset Allocation Fund – Retail Class

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The Blended Benchmark is made up of 40% of the Barclays Aggregate Bond Index, 35% of the S&P 500 Index, 15% of the MSCI AC World Index ex USA, 5% of the Dow Jones-UBS Commodity Index and 5% of the MSCI US REIT Index.  The Barclays Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. MSCI AC World Index ex USA is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The Dow Jones-UBS Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure.  The MSCI US REIT Index broadly and fairly represents the equity REIT opportunity set with proper investability screens to ensure that the index is investable and replicable.  The index represents approximately 85% of the US REIT universe.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/24/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2013 Annual Report 25

Leuthold Asset Allocation Fund - Institutional Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2013

	1 Year	3 Year	5 Year	Since Inception
Leuthold Asset Allocation Fund -
Institutional Class	9.06%	6.54%	5.58%	3.21%
Lipper Flexible Portfolio Funds Index	11.35%	9.64%	8.21%	4.70%
Blended Benchmark	7.86%	8.43%	7.35%	4.49%
S&P 500 Index	19.34%	16.27%	10.02%	4.63%

A $1,000,000 Investment in the Leuthold Asset Allocation Fund – Institutional Class

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The Blended Benchmark is made up of 40% of the Barclays Aggregate Bond Index, 35% of the S&P 500 Index, 15% of the MSCI AC World Index ex USA, 5% of the Dow Jones-UBS Commodity Index and 5% of the MSCI US REIT Index.  The Barclays Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. MSCI AC World Index ex USA is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The Dow Jones-UBS Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure.  The MSCI US REIT Index broadly and fairly represents the equity REIT opportunity set with proper investability screens to ensure that the index is investable and replicable.  The index represents approximately 85% of the US REIT universe.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/07 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

26 The Leuthold Funds - 2013 Annual Report

Leuthold Global Fund - Retail Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2013

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Retail Class	14.78%	7.64%	8.70%	5.20%
Lipper Global Flexible Funds Index	10.42%	7.16%	6.02%	3.27%
MSCI ACWI	18.37%	10.81%	8.30%	4.40%
S&P 500 Index	19.34%	16.27%	10.02%	7.63%

A $10,000 Investment in the Leuthold Global Fund - Retail Class

The Lipper Global Flexible Funds Index is an equally weighted representation of the largest funds in the Lipper Global Flexible Portfolio Funds category. These funds allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return.

The MSCI  ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2012, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/1/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2013 Annual Report 27

Leuthold Global Fund - Institutional Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2013

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Institutional Class	15.08%	7.88%	8.94%	5.05%
Lipper Global Flexible Funds Index	10.42%	7.16%	6.02%	2.24%
MSCI ACWI	18.37%	10.81%	8.30%	2.80%
S&P 500 Index	19.34%	16.27%	10.02%	5.98%

A $1,000,000 Investment in the Leuthold Global Fund  - Institutional Class

The Lipper Global Flexible Funds Index is an equally weighted representation of the largest funds in the Lipper Global Flexible Portfolio Funds category. These funds allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2012, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 4/30/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

28 The Leuthold Funds - 2013 Annual Report

Leuthold Select Industries Fund
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2013

	1 Year	3 Year	5 Year	10 Year
Leuthold Select Industries Fund	27.26%	12.79%	5.40%	8.71%
Russell 2000 Index	30.06%	18.29%	11.15%	9.64%
Lipper Multi-Cap Core Funds Index	23.15%	15.05%	10.50%	7.96%
S&P 500 Index	19.34%	16.27%	10.02%	7.57%

A $10,000 Investment in the Leuthold Select Industries Fund

The Russell 2000 Index is comprised of approximately 2000 of the smallest companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization.

The Lipper Multi-Cap Core Funds Index is an average of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/03. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2013 Annual Report 29

Leuthold Global Industries Fund - Retail Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2013

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Industries Fund -
Retail Class	30.98%	11.32%	n/a	13.20%
MSCI ACWI	18.37%	10.81%	8.30%	12.03%
Lipper Global Multi-Cap Value Index	24.71%	11.70%	n/a	12.86%
S&P 500 Index	19.34%	16.27%	10.02%	14.74%

A $10,000 Investment in the Leuthold Global Industries Fund - Retail Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2012, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.  Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/17/10 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

30 The Leuthold Funds - 2013 Annual Report

Leuthold Global Industries Fund - Institutional Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2013

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Industries Fund - Institutional Class	31.17%	11.67%	n/a	13.51%
MSCI ACWI	18.37%	10.81%	8.30%	12.03%
Lipper Global Multi-Cap Value Index	24.71%	11.70%	n/a	12.86%
S&P 500 Index	19.34%	16.27%	10.02%	14.74%

A $1,000,000 Investment in the Leuthold Global Industries Fund - Institutional Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2012, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.  Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 5/17/10 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2013 Annual Report 31

Grizzly Short Fund
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2013

	1 Year	3 Year	5 Year	10 Year
Grizzly Short Fund	(22.33%)	(19.52%)	(21.14%)	(11.59%)
Lipper Dedicated Short Bias Funds Index	(28.87%)	(23.65%)	(21.34%)	(13.60%)
S&P MidCap 400 Index	27.68%	17.45%	13.08%	10.84%
S&P 500 Index	19.34%	16.27%	10.02%	7.57%

A $10,000 Investment in the Grizzly Short Fund

The Lipper Dedicated Short Bias Funds Index is an equally weighted representation of funds in the Lipper Dedicated Short Bias category. These funds employ a hedge fund strategy that maintains a new short exposure to the market through a combination of short and long positions. A dedicated short bias investment strategy attempts to capture profits when the market declines, by holding investments that are overall biased to the short side.

The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/03. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

32 The Leuthold Funds - 2013 Annual Report

The Leuthold Funds - 2013 Annual Report 33

The Leuthold Funds
Statements of Assets and Liabilities
September 30, 2013

	Leuthold	Leuthold
	Core	Asset	Leuthold
	Investment	Allocation	Global
	Fund	Fund	Fund
	(Consolidated)	(Consolidated)	(Consolidated)

ASSETS:
Investments, at cost
Unaffiliated securities	$472,354,710	$220,532,458	$297,510,927
Affiliated securities	16,126,065	—	9,585,182
Total investments, at cost	488,480,775	220,532,458	307,096,109

Investments, at fair value
Unaffiliated securities	553,685,782	247,355,185	341,555,726
Affiliated securities	15,930,618	—	9,456,414
Total investments, at fair value	569,616,400	247,355,185	351,012,140
Cash	1	1	25,286
Foreign currency
(cost $6,204, $503,972, and $101,686, respectively)	6,194	510,704	102,947
Receivable for Fund shares sold	196,767	25,394	302,110
Receivable for investments sold	8,409,012	31,903	23,879
Collateral at broker for securities sold short	69,469,305	224	27,659,428
Collateral at broker for futures contracts	—	553,408	—
Interest receivable	576,924	302,360	367,275
Dividends receivable	374,334	333,390	571,835
Receivable from Adviser	—	—	—
Other assets	7,000	18,863	33,089
Total Assets	648,655,937	249,131,432	380,097,989

LIABILITIES:
Securities sold short, at fair value
(proceeds $33,277,002, $0, and $12,942,057, respectively)	32,971,196	—	13,437,691
Interest payable on securities sold short	—	—	—
Payable for investments purchased	8,601,994	—	27,555
Payable for Fund shares redeemed	598,055	310,919	266,524
Payable to Adviser	446,680	188,947	327,327
Payable to Custodian	48,137	38,307	49,015
Payable to Directors	20,884	8,943	12,179
Dividends payable on securities sold short	25,182	—	26,437
Distribution (Rule 12b-1) fees payable	—	146,187	53,064
Shareholder servicing fees payable	83,496	—	—
Accrued expenses and other liabilities	315,528	282,500	203,804
Total Liabilities	43,111,152	975,803	14,403,596
NET ASSETS	$605,544,785	$248,155,629	$365,694,393

34 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2013

	Leuthold		Leuthold
	Core		Asset		Leuthold
	Investment		Allocation		Global
	Fund		Fund		Fund
	(Consolidated)		(Consolidated)		(Consolidated)

NET ASSETS CONSIST OF:
Capital stock	$470,030,765		$507,745,530		$288,887,917
Accumulated net investment income (loss)	13,460,491		2,472,634		884,698
Accumulated net realized gain (loss) on investments	40,609,966		(288,892,392)		32,493,368
Net unrealized appreciation on
investments and short positions	81,443,563		26,829,857		43,428,410
Total Net Assets	$605,544,785		$248,155,629		$365,694,393

Retail Class Shares
Net assets	$409,043,691		$192,443,391		$126,418,514
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	22,359,603		17,643,361		10,849,919
Net Asset Value, Redemption Price
and Offering Price Per Share	$18.29	*	$10.91	*	$11.65	*

Institutional Class Shares
Net assets	$196,501,094		$55,712,238		$239,275,879
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	10,747,013		5,089,735		20,469,089
Net Asset Value, Redemption Price
and Offering Price Per Share	$18.28	*	$10.95	*	$11.69	*

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 35

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2013

	Leuthold	Leuthold
	Select	Global	Grizzly
	Industries	Industries	Short
	Fund	Fund	Fund

ASSETS:
Investments, at cost
Unaffiliated securities	$8,146,783	$12,600,301	$3,076,329
Affiliated securities	—	—	—
Total investments, at cost	8,146,783	12,600,301	3,076,329

Investments, at fair value
Unaffiliated securities	10,066,665	14,408,889	3,076,329
Affiliated securities	—	—	—
Total investments, at fair value	10,066,665	14,408,889	3,076,329
Cash	—	1,393	1
Foreign currency
(cost $0, $5,896, and $0, respectively)	—	6,048	—
Receivable for Fund shares sold	2,552	100,000	211,653
Receivable for investments sold	209,267	1,882	9,987
Collateral at broker for securities sold short	—	—	181,427,777
Collateral at broker for futures contracts	—	—	—
Interest receivable	3	5	90
Dividends receivable	8,105	29,376	—
Receivable from Adviser	—	10,599	—
Other assets	7,950	12,359	5,252
Total Assets	10,294,542	14,570,551	184,731,089

LIABILITIES:
Securities sold short, at fair value
(proceeds $0, $0, and $89,245,816, respectively)	—	—	87,599,738
Interest payable on securities sold short	—	—	34,086
Payable for investments purchased	443,147	4,885	1,682,797
Payable for Fund shares redeemed	—	—	216,885
Payable to Adviser	9,267	—	105,726
Payable to Custodian	5,950	29,334	213
Payable to Directors	319	418	2,991
Dividends payable on securities sold short	—	—	69,287
Distribution (Rule 12b-1) fees payable	88	—	—
Shareholder servicing fees payable	1,569	—	13,122
Accrued expenses and other liabilities	28,671	32,766	91,442
Total Liabilities	489,011	67,403	89,816,287
NET ASSETS	$9,805,531	$14,503,148	$94,914,802

36 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2013

	Leuthold	Leuthold
	Select	Global		Grizzly
	Industries	Industries		Short
	Fund	Fund		Fund

NET ASSETS CONSIST OF:
Capital stock	$10,878,839	$13,644,975		$244,675,342
Accumulated net investment income (loss)	—	31,220		(2,056,487)
Accumulated net realized gain (loss) on investments	(2,993,190)	(981,920)		(149,350,124)
Net unrealized appreciation
on investments and short positions	1,919,882	1,808,873		1,646,071
Total Net Assets	$9,805,531	$14,503,148		$94,914,802

Retail Class Shares
Net assets	$9,805,531	$4,797,409		$94,914,802
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	582,890	322,285		11,058,025
Net Asset Value, Redemption
Price and Offering Price Per Share	$16.82	$14.89	*	$8.58

Institutional Class Shares
Net assets	n/a	$9,705,739		n/a
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	n/a	649,156		n/a
Net Asset Value, Redemption
Price and Offering Price Per Share	n/a	$14.95	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 37

The Leuthold Funds
Statements of Operations
For the Year Ended September 30, 2013

	Leuthold	Leuthold
	Core	Asset	Leuthold
	Investment	Allocation	Global
	Fund	Fund	Fund
	(Consolidated)	(Consolidated)	(Consolidated)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of
$189,835, $234,996, and $404,660 respectively)	$10,895,336	$8,236,172	$7,370,676
Interest income	1,033,192	809,216	711,479
Total investment income	11,928,528	9,045,388	8,082,155

EXPENSES:
Investment advisory fees (Note 3)	6,068,976	3,481,751	3,973,007
Administration fees	259,125	144,589	141,028
Transfer agent fees	187,351	377,198	230,103
Legal fees	19,940	14,130	15,611
Audit fees	59,505	61,150	31,769
Fund accounting fees	106,948	62,205	65,867
Custody fees	152,359	142,959	133,696
Shareholder servicing fees-
Retail Class	470,055	—	—
Registration fees	49,636	41,089	34,211
Report to shareholders	99,748	43,460	52,799
Directors’ fees	99,005	56,417	52,996
Distribution (Rule 12b-1) fees-
Retail Class (Note 4)	—	471,983	231,827
Other	44,775	35,894	22,469

Total expenses before dividends and
interest on short positions	7,617,423	4,932,825	4,985,383
Dividends and interest on short positions	766,642	41,920	442,597
Reimbursement from Adviser (Note 3)	—	—	—
Total expenses	8,384,065	4,974,745	5,427,980
NET INVESTMENT INCOME (LOSS)	$3,544,463	$4,070,643	$2,654,175

38 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2013

	Leuthold	Leuthold
	Core	Asset	Leuthold
	Investment	Allocation	Global
	Fund	Fund	Fund
	(Consolidated)	(Consolidated)	(Consolidated)
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
INVESTMENT COMPANIES,
SHORT POSITIONS, FOREIGN
CURRENCY AND FOREIGN CURRENCY
TRANSLATION, AND FUTURES CONTRACTS:

Net realized gain (loss) on:
Affiliated securities	$(205,370)	$—	$(48,173)
Unaffiliated securities	66,746,139	68,071,469	40,626,613
Investment companies	(820,975)	437,058	(288,797)
Realized gain distributions
received from investment companies	287,658	204,669	22,220
Short positions	(10,192,765)	(391,530)	(3,431,828)
Foreign currency and foreign
currency translation	11,191,955	(79,071)	(225,234)
Futures contracts	—	53,408	—
Net unrealized appreciation
(depreciation) during the period on:
Affiliated securities	(195,447)	—	(128,768)
Unaffiliated securities	4,080,708	(39,801,212)	13,870,649
Investment companies	(3,787,845)	(2,744,169)	(1,759,953)
Short positions	622,256	253,849	(736,913)
Foreign currency and foreign
currency translation	2,057	6,774	8,030
Net realized and unrealized
gain (loss) on investments,
investment companies, short
positions, foreign currency and
foreign currency translation,
and futures contracts	67,728,371	26,011,245	47,907,846
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS	$71,272,834	$30,081,888	$50,562,021

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 39

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2013

	Leuthold	Leuthold
	Select	Global	Grizzly
	Industries	Industries	Short
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of
$3,099, $18,951 and $0, respectively)	$202,439	$262,732	$—
Interest income	20	17	594
Total investment income	202,459	262,749	594
EXPENSES:
Investment advisory fees (Note 3)	112,250	96,795	1,287,706
Administration fees	4,381	3,726	39,271
Transfer agent fees	6,326	5,346	50,104
Legal fees	270	6,681	2,576
Audit fees	20,841	19,807	34,218
Fund accounting fees	4,946	16,413	14,559
Custody fees	15,568	53,996	565
Shareholder servicing fees -
Retail Class	9,332	—	78,805
Registration fees	21,741	30,067	41,820
Report to shareholders	3,947	1,645	16,754
Directors’ fees	1,619	1,414	15,054
Distribution (Rule 12b-1) fees -
Retail Class (Note 4)	—	10,357	—
Other	1,313	1,596	9,365
Total expenses before dividends and
interest on short positions	202,534	247,843	1,590,797
Dividends and interest on short positions	—	—	1,937,528
Reimbursement from Adviser (Note 3)	(22,934)	(71,564)	—
Total expenses	179,600	176,279	3,528,325
NET INVESTMENT INCOME (LOSS)	$22,859	$86,470	$(3,527,731)

40 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2013

	Leuthold	Leuthold
	Select	Global	Grizzly
	Industries	Industries	Short
	Fund	Fund	Fund
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
INVESTMENT COMPANIES,
SHORT POSITIONS, FOREIGN
CURRENCY AND FOREIGN CURRENCY
TRANSLATION, AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Affiliated securities	$—	$—	$—
Unaffiliated securities	2,028,594	1,276,911	—
Investment companies	—	(9,411)	—
Realized gain distributions
received from investment companies	—	—	—
Short positions	—	—	(26,479,496)
Foreign currency and
foreign currency translation	(20)	(5,682)	416
Futures contracts	—	—	—
Net unrealized appreciation
(depreciation) during the period on:
Affiliated securities	—	—	—
Unaffiliated securities	430,366	1,135,522	—
Investment companies	—	—	—
Short positions	—	—	2,511,294
Foreign currency and
foreign currency translation	13	1,286	10

Net realized and unrealized
gain (loss) on investments,
investment companies, short
positions, foreign currency and
foreign currency translation,
and futures contracts	2,458,953	2,398,626	(23,967,776)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	$2,481,812	$2,485,096	$(27,495,507)

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 41

Leuthold Core Investment Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
OPERATIONS:
Net investment income	$3,544,463	$6,377,508
Net realized gain on investments, investment companies,
short positions, and foreign currency and foreign currency translation	67,006,642	27,024,383
Net unrealized appreciation on investments, investment companies,
short positions, and foreign currency and foreign currency translation	721,729	67,828,050
Net increase in net assets from operations	71,272,834	101,229,941

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(6,240,190)	(7,157,956)
From net investment income - Institutional Class	(3,087,211)	(4,539,412)
From net realized gain - Retail Class	(3,272,588)	(10,462,192)
From net realized gain - Institutional Class	(1,577,499)	(5,726,630)
Total distributions	(14,177,488)	(27,886,190)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	49,789,000	70,403,726
Proceeds from shares sold - Institutional Class	30,970,032	55,408,295
Proceeds from shares issued to holders in
reinvestment of dividends - Retail Class	8,877,918	16,330,521
Proceeds from shares issued to holders in reinvestment
of dividends - Institutional Class	4,522,253	9,619,985
Cost of shares redeemed - Retail Class*	(215,964,484)	(267,568,264)
Cost of shares redeemed - Institutional Class**	(121,077,392)	(174,656,467)
Net decrease in net assets from capital share transactions	(242,882,673)	(290,462,204)

TOTAL DECREASE IN NET ASSETS	(185,787,327)	(217,118,453)
NET ASSETS:
Beginning of year	791,332,112	1,008,450,565
End of year (including accumulated net investment
income of $13,460,491 and $5,683,952, respectively)	$605,544,785	$791,332,112

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	2,850,613	4,337,297
Shares sold - Institutional Class	1,802,270	3,445,401
Shares issued to holders in reinvestment of dividends - Retail Class	519,467	1,022,237
Shares issued to holders in reinvestment of dividends - Institutional Class	264,692	601,871
Shares redeemed - Retail Class	(12,465,795)	(16,535,899)
Shares redeemed - Institutional Class	(7,036,584)	(10,754,291)
Net decrease in shares outstanding	(14,065,337)	(17,883,384)

* Net of redemption fees of (Retail Class):	$565	$96
** Net of redemption fees of (Institutional Class):	$—	$139

42 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
OPERATIONS:
Net investment income	$4,070,643	$7,332,842
Net realized gain on investments, investment companies, short positions,
foreign currency and foreign currency translation, and futures contracts	68,296,003	76,414,090
Net unrealized appreciation (depreciation) on investments,
investment companies, short positions, and foreign currency and
foreign currency translation	(42,284,758)	11,788,570
Net increase in net assets from operations	30,081,888	95,535,502

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(5,201,650)	(7,952,948)
From net investment income - Institutional Class	(2,700,300)	(5,959,376)
From net realized gain - Retail Class	(6,998,818)	(9,214,087)
From net realized gain - Institutional Class	(2,606,926)	(6,312,704)
Total distributions	(17,507,694)	(29,439,115)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	19,738,255	52,411,631
Proceeds from shares sold - Institutional Class	20,629,338	48,368,810
Proceeds from shares issued to holders in reinvestment
of dividends - Retail Class	10,398,285	15,107,383
Proceeds from shares issued to holders in reinvestment
of dividends - Institutional Class	4,745,081	11,515,740
Cost of shares redeemed - Retail Class*	(206,342,795)	(354,441,167)
Cost of shares redeemed - Institutional Class**	(240,470,317)	(205,267,079)
Net decrease in net assets from capital share transactions	(391,302,153)	(432,304,682)

TOTAL DECREASE IN NET ASSETS	(378,727,959)	(366,208,295)
NET ASSETS:
Beginning of year	626,883,588	993,091,883
End of year (including accumulated net investment income
of $2,472,634 and $8,246,872, respectively)	$248,155,629	$626,883,588

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	1,851,188	5,112,849
Shares sold - Institutional Class	1,956,453	4,731,096
Shares issued to holders in reinvestment of dividends - Retail Class	996,568	1,492,344
Shares issued to holders in reinvestment of dividends - Institutional Class	453,563	1,130,495
Shares redeemed - Retail Class	(19,456,076)	(34,791,335)
Shares redeemed - Institutional Class	(22,666,960)	(20,076,664)
Net decrease in shares outstanding	(36,865,264)	(42,401,215)

* Net of redemption fees of (Retail Class):	$86	$803
** Net of redemption fees of (Institutional Class):	$590	$—

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 43

Leuthold Global Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012

OPERATIONS:
Net investment income	$2,654,175	$2,956,364
Net realized gain on investments, investment companies, short positions,
and foreign currency and foreign currency translation	36,654,801	4,017,436
Net unrealized appreciation on investments, investment companies,
short positions, and foreign currency and foreign currency translation	11,253,045	34,221,305
Net increase in net assets from operations	50,562,021	41,195,105

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(894,989)	(1,055,843)
From net investment income - Institutional Class	(2,194,670)	(2,648,011)
From net realized gain - Retail Class	(221,460)	(2,237,981)
From net realized gain - Institutional Class	(448,609)	(4,330,472)
Total distributions	(3,759,728)	(10,272,307)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	29,869,334	38,817,784
Proceeds from shares sold - Institutional Class	35,454,813	42,023,979
Proceeds from shares issued to holders in reinvestment
of dividends - Retail Class	948,383	2,512,501
Proceeds from shares issued to holders in reinvestment
of dividends - Institutional Class	2,196,722	6,030,728
Cost of shares redeemed - Retail Class*	(40,216,497)	(83,069,375)
Cost of shares redeemed - Institutional Class**	(96,202,314)	(95,136,550)
Net decrease in net assets from capital share transactions	(67,949,559)	(88,820,933)

TOTAL DECREASE IN NET ASSETS	(21,147,266)	(57,898,135)
NET ASSETS:
Beginning of year	386,841,659	444,739,794
End of year (including accumulated net investment
income of $884,698 and $833,163, respectively)	$365,694,393	$386,841,659

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	2,733,961	3,945,983
Shares sold - Institutional Class	3,227,726	4,228,765
Shares issued to holders in reinvestment of dividends - Retail Class	90,141	261,893
Shares issued to holders in reinvestment of dividends - Institutional Class	208,265	625,025
Shares redeemed - Retail Class	(3,731,663)	(8,450,710)
Shares redeemed - Institutional Class	(8,905,968)	(9,571,699)
Net decrease in shares outstanding	(6,377,538)	(8,960,743)

* Net of redemption fees of (Retail Class):	$17	$2,558
** Net of redemption fees of (Institutional Class):	$545	$—

44 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012

OPERATIONS:
Net investment income	$22,859	$33,457
Net realized gain on investments and foreign currency
and foreign currency translation	2,028,574	118,045
Net unrealized appreciation on investments and foreign currency
and foreign currency translation	430,379	3,208,325
Net increase in net assets from operations	2,481,812	3,359,827

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(33,785)	(25,862)
From net realized gain	—	—
Total distributions	(33,785)	(25,862)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,327,938	542,710
Proceeds from shares issued to holders in reinvestment of dividends	32,398	21,471
Cost of shares redeemed	(10,461,259)	(6,718,254)
Net decrease in net assets from capital share transactions	(6,100,923)	(6,154,073)

TOTAL DECREASE IN NET ASSETS	(3,652,896)	(2,820,108)
NET ASSETS:
Beginning of year	13,458,427	16,278,535
End of year (including accumulated net investment
income (loss) of $0 and $7,803, respectively)	$9,805,531	$13,458,427

CHANGES IN SHARES OUTSTANDING:
Shares sold	284,592	43,940
Shares issued to holders in reinvestment of dividends	2,354	1,675
Shares redeemed	(718,924)	(541,444)
Net decrease in shares outstanding	(431,978)	(495,829)

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 45

Leuthold Global Industries Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012

OPERATIONS:
Net investment income	$86,470	$24,687
Net realized gain (loss) on investments, investment companies,
and foreign currency and foreign currency translation	1,261,818	(1,178,272)
Net unrealized appreciation on investments and
foreign currency and foreign currency translation	1,136,808	3,336,213
Net increase in net assets from operations	2,485,096	2,182,628

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(25,886)	(11,008)
From net investment income - Institutional Class	(43,352)	(7,012)
From net realized gain - Retail Class	—	—
From net realized gain - Institutional Class	—	—
Total distributions	(69,238)	(18,020)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	1,493,503	290,757
Proceeds from shares sold - Institutional Class	6,982,171	333,333
Proceeds from shares issued to holders in reinvestment
of dividends - Retail Class	6,185	1,464
Proceeds from shares issued to holders in reinvestment
of dividends - Institutional Class	26,996	7,012
Cost of shares redeemed - Retail Class*	(1,594,609)	(2,743,118)
Cost of shares redeemed - Institutional Class**	(2,761,568)	(12,401,434)
Net increase (decrease) in net assets from capital share transactions	4,152,678	(14,511,986)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,568,536	(12,347,378)
NET ASSETS:
Beginning of year	7,934,612	20,281,990
End of year (including accumulated net investment
income (loss) of $31,220 and $(17,087), respectively)	$14,503,148	$7,934,612

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	115,457	27,418
Shares sold - Institutional Class	486,301	30,553
Shares issued to holders in reinvestment of dividends - Retail Class	464	141
Shares issued to holders in reinvestment of dividends - Institutional Class	2,039	674
Shares redeemed - Retail Class	(124,261)	(247,065)
Shares redeemed - Institutional Class	(200,862)	(1,194,744)
Net increase (decrease) in shares outstanding	279,138	(1,383,023)

* Net of redemption fees of (Retail Class):	$38	$—
** Net of redemption fees of (Institutional Class):	$346	$—

46 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012

OPERATIONS:
Net investment loss	$(3,527,731)	$(6,144,122)
Net realized loss on short positions and foreign currency
and foreign currency translation	(26,479,080)	(50,047,683)
Net unrealized appreciation (depreciation) on short positions
and foreign currency and foreign currency translation	2,511,304	(31,836,869)
Net decrease in net assets from operations	(27,495,507)	(88,028,674)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	134,718,165	293,170,610
Cost of shares redeemed	(148,593,865)	(332,304,010)
Net decrease in net assets from capital share transactions	(13,875,700)	(39,133,400)

TOTAL DECREASE IN NET ASSETS	(41,371,207)	(127,162,074)
NET ASSETS:
Beginning of year	136,286,009	263,448,083
End of year (including accumulated net investment loss
of $(2,056,487) and $(3,874,894), respectively)	$94,914,802	$136,286,009

CHANGES IN SHARES OUTSTANDING:
Shares sold	14,065,201	22,016,553
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(15,330,976)	(26,019,415)
Net decrease in shares outstanding	(1,265,775)	(4,002,862)

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 47

Leuthold Core Investment Fund - Retail
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2013	2012	2011	2010	2009
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data (1):
Net asset value, beginning of year	$16.78	$15.50	$15.99	$15.79	$15.20
Income (loss) from investment operations:
Net investment income	0.09 (2)	0.11 (2)	0.09 (3)	0.14 (2)	0.28 (2)
Net realized and unrealized gains (losses)
on investments and short positions	1.78	1.62	(0.51)	0.11	0.45
Total from investment operations	1.87	1.73	(0.42)	0.25	0.73

Less distributions:
From net investment income	(0.23)	(0.16)	(0.02)	—	(0.13)
From net realized gains	(0.13)	(0.29)	(0.05)	—	—
Return of capital	—	—	—	(0.05)	(0.01)
Redemption fees(4)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.36)	(0.45)	(0.07)	(0.05)	(0.14)
Net asset value, end of year	$18.29	$16.78	$15.50	$15.99	$15.79

Total Return	11.29%	11.34%	(2.61% )	1.53%	4.95%

Supplemental data and ratios:
Net assets, end of year	$409,043,691	$527,760,001	$660,993,063	$858,708,522	$944,341,607
Ratio of expenses to average net assets(5)	1.28%	1.22%	1.24%	1.37%	1.15%
Ratio of net investment income to average net assets(6)	0.49%	0.69%	0.54%	0.85%	2.14%
Portfolio turnover rate (7)	105.28%	149.17%	83.15%	100.36%	116.70%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.16% for the year ended September 30, 2013, 1.14% for the year ended September 30, 2012, 1.14% for the year ended September 30, 2011, 1.12% for the year ended September 30, 2010, and 1.14% for the year ended September 30, 2009.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

48 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund - Institutional
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30,	September 30,	September 30,	September 30,		September 30,
	2013	2012	2011	2010		2009
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)		(Consolidated)

Per Share Data (1):
Net asset value, beginning of year	$16.77	$15.50	$15.98	$15.78		$15.19
Income (loss) from investment operations:
Net investment income	0.11 (2)	0.12 (2)	0.11 (3)	0.15	(2)	0.30 (3)
Net realized and unrealized gains (losses)
on investments and short positions	1.78	1.62	(0.50)	0.11		0.45
Total from investment operations	1.89	1.74	(0.39)	0.26		0.75

Less distributions:
From net investment income	(0.25)	(0.18)	(0.04)	—		(0.15)
From net realized gains	(0.13)	(0.29)	(0.05)	—		—
Return of capital	—	—	—	(0.06)		(0.01)
Redemption fees	—	0.00 (4)	0.00 (4)	0.00	(4)	0.00 (4)
Total distributions	(0.38)	(0.47)	(0.09)	(0.06)		(0.16)
Net asset value, end of year	$18.28	$16.77	$15.50	$15.98		$15.78

Total Return	11.42%	11.40%	(2.49% )	1.64%		5.14%

Supplemental data and ratios:
Net assets, end of year	$196,501,094	$263,572,111	$347,517,502	$451,654,832		$461,682,757
Ratio of expenses to average net assets(5)	1.17%	1.11%	1.13%	1.27%		1.03%
Ratio of net investment income to average net assets(6)	0.60%	0.80%	0.66%	0.95%		2.25%
Portfolio turnover rate (7)	105.28%	149.17%	83.15%	100.36%		116.70%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.06% for the year ended September 30, 2013, 1.03% for the year ended September 30, 2012, 1.03% for the year ended September 30, 2011, 1.02% for the year ended September 30, 2010, and 1.02% for the year ended September 30, 2009.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 49

Leuthold Asset Allocation Fund - Retail
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2013	2012	2011	2010	2009
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data (1):
Net asset value, beginning of year	$10.50	$9.72	$9.91	$9.12	$9.45
Income (loss) from investment operations:
Net investment income	0.11 (2)	0.09 (2)	0.07 (3)	0.11 (2)	0.21 (3)
Net realized and unrealized gains (losses)
on investments and short positions	0.79	1.03	(0.20)	0.74	(0.35)
Total from investment operations	0.90	1.12	(0.13)	0.85	(0.14)

Less distributions:
From net investment income	(0.17)	(0.14)	(0.02)	(0.02)	(0.19)
From net realized gains	(0.32)	(0.20)	(0.04)	—	—
Return of capital	—	—	—	(0.04)	—
Redemption fees(4)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.49)	(0.34)	(0.06)	(0.06)	(0.19)
Net asset value, end of year	$10.91	$10.50	$9.72	$9.91	$9.12

Total Return	8.86%	11.73%	(1.34% )	9.26%	(1.20% )

Supplemental data and ratios:
Net assets, end of year	$192,443,391	$359,697,107	$606,985,298	$843,525,684	$849,399,319
Ratio of expenses to average net assets(5)	1.34%	1.42%	1.42%	1.57%	1.34%
Ratio of net investment income to average net assets(6)	0.99%	0.84%	0.72%	1.17%	2.60%
Portfolio turnover rate (7)	94.30%	133.11%	105.62%	100.64%	147.01%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.33% for the year ended September 30, 2013, 1.34% for the year ended September 30, 2012, 1.32% for the year ended September 30, 2011, 1.32% for the year ended September 30, 2010, and 1.32% for the year ended September 30, 2009.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

50 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund - Institutional
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2013	2012	2011	2010	2009
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data (1):
Net asset value, beginning of year	$10.54	$9.76	$9.93	$9.13	$9.45
Income (loss) from investment operations:
Net investment income	0.13 (3)	0.10 (3)	0.10 (2)	0.13 (3)	0.23 (2)
Net realized and unrealized gains (losses)
on investments and short positions	0.79	1.05	(0.19)	0.73	(0.34)
Total from investment operations	0.92	1.15	(0.09)	0.86	(0.11)

Less distributions:
From net investment income	(0.19)	(0.17)	(0.04)	(0.02)	(0.21)
From net realized gains	(0.32)	(0.20)	(0.04)	—	—
Return of capital	—	—	—	(0.04)	—
Redemption fees	0.00 (4)	—	0.00 (4)	—	0.00 (4)
Total distributions	(0.51)	(0.37)	(0.08)	(0.06)	(0.21)
Net asset value, end of year	$10.95	$10.54	$9.76	$9.93	$9.13

Total Return	9.06%	11.96%	(0.95% )	9.41%	(0.85% )

Supplemental data and ratios:
Net assets, end of year	$55,712,238	$267,186,481	$386,106,585	$393,296,150	$349,672,451
Ratio of expenses to average net assets(5)	1.16%	1.20%	1.20%	1.36%	1.11%
Ratio of net investment income to average net assets(6)	1.17%	1.06%	0.94%	1.38%	2.82%
Portfolio turnover rate (7)	94.30%	133.11%	105.62%	100.64%	147.01%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.15% for the year ended September 30, 2013, 1.12% for the year ended September 30, 2012, 1.10% for the year ended September 30, 2011, 1.11% for the year ended September 30, 2010, and 1.10% for the year ended September 30, 2009.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 51

Leuthold Global Fund - Retail
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2013	2012	2011	2010	2009
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data (1):
Net asset value, beginning of year	$10.24	$9.52	$10.18	$9.07	$8.51
Income (loss) from investment operations:
Net investment income	0.07 (2)	0.05 (3)	0.08 (3)	0.07 (2)	0.09 (3)
Net realized and unrealized gains (losses)
on investments and short positions	1.44	0.89	(0.17)	1.06	0.59
Total from investment operations	1.51	0.94	(0.09)	1.13	0.68

Less distributions:
From net investment income	(0.08)	(0.07)	(0.05)	(0.02)	(0.12)
From net realized gains	(0.02)	(0.15)	(0.52)	—	—
Redemption fees(4)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.10)	(0.22)	(0.57)	(0.02)	(0.12)

Net asset value, end of year	$11.65	$10.24	$9.52	$10.18	$9.07

Total Return	14.78%	10.14%	(1.33% )	12.39%	8.28%

Supplemental data and ratios:
Net assets, end of year	$126,418,514	$120,450,807	$152,292,208	$98,906,854	$58,120,794
Ratio of expenses to average net assets(5)	1.63%	1.57%	1.74%	1.93%	1.82%
Ratio of net investment income to average net assets(6)	0.61%	0.60%	0.83%	0.78%	1.56%
Portfolio turnover rate (7)	101.03%	127.41%	123.51%	140.87%	152.90%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.51% for the year ended September 30, 2013, 1.51% for the year ended September 30, 2012, 1.55% for the year ended September 30, 2011, 1.65% for the year ended September 30, 2010, and 1.77% for the year ended September 30, 2009.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

52 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund - Institutional
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2013	2012	2011	2010	2009
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data (1):
Net asset value, beginning of year	$10.27	$9.54	$10.20	$9.08	$8.51
Income (loss) from investment operations:
Net investment income	0.09 (2)	0.09 (3)	0.10 (3)	0.09 (2)	0.11 (3)
Net realized and unrealized gains (losses)
on investments and short positions	1.45	0.88	(0.17)	1.06	0.59
Total from investment operations	1.54	0.97	(0.07)	1.15	0.70

Less distributions:
From net investment income	(0.10)	(0.09)	(0.07)	(0.03)	(0.13)
From net realized gains	(0.02)	(0.15)	(0.52)	—	—
Redemption fees	0.00 (4)	—	0.00 (4)	—	—
Total distributions	(0.12)	(0.24)	(0.59)	(0.03)	(0.13)
Net asset value, end of year	$11.69	$10.27	$9.54	$10.20	$9.08

Total Return	15.08%	10.34%	(1.11% )	12.52%	8.63%

Supplemental data and ratios:
Net assets, end of year	$239,275,879	$266,390,852	$292,447,586	$190,739,466	$121,650,446
Ratio of expenses to average net assets(5)	1.44%	1.36%	1.57%	1.75%	1.57%
Ratio of net investment income to average net assets(6)	0.80%	0.81%	1.01%	0.97%	1.80%
Portfolio turnover rate (7)	101.03%	127.41%	123.51%	140.87%	152.90%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.32% for the year ended September 30, 2013, 1.31% for the year ended September 30, 2012, 1.38% for the year ended September 30, 2011, 1.47% for the year ended September 30, 2010, and 1.53% for the year ended September 30, 2009.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 53

Leuthold Select Industries Fund
Financial Highlights

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
	2013	2012	2011		2010	2009

Per Share Data (1):
Net asset value, beginning of year	$13.26	$10.78	$11.80		$12.82	$13.03
Income (loss) from investment operations:
Net investment income (loss)	0.03 (3)	0.03 (3)	(0.05	)(2)	0.03 (3)	(0.04	)(2)
Net realized and unrealized gains (losses)
on investments	3.58	2.47	(0.95)		(1.03)	(0.17)
Total from investment operations	3.61	2.50	(1.00)		(1.00)	(0.21)

Less distributions:
From net investment income	(0.05)	(0.02)	(0.02)		(0.02)	—
Total distributions	(0.05)	(0.02)	(0.02)		(0.02)	—
Net asset value, end of year	$16.82	$13.26	$10.78		$11.80	$12.82

Total Return	27.26%	23.34%	(8.60%	)	(7.76% )	(1.69%	)

Supplemental data and ratios:
Net assets, end of year	$9,805,531	$13,458,427	$16,278,535		$39,088,487	$47,543,360
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.80%	1.71%	1.40%		1.30%	1.38%
After expense reimbursement or recovery	1.60%	1.60%	1.40%		1.30%	1.38%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	0.00%	0.11%	(0.24%	)	0.24%	(0.38%	)
After expense reimbursement or recovery	0.20%	0.22%	(0.24%	)	0.24%	(0.38%	)
Portfolio Turnover	136.34%	139.61%	109.26%		178.24%	164.20%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated based on average shares outstanding.

54 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund - Retail
Financial Highlights

						Period from
	Year Ended		Year Ended		Year Ended	May 17, 2010 (1)
	September 30,		September 30,		September 30,	through
	2013		2012		2011	September 30, 2010

Per Share Data (2):
Net asset value, beginning of period	$11.44		$9.77		$11.01	$10.00
Income (loss) from investment operations:
Net investment income	0.10	(3)	0.01	(4)	0.06 (4)	0.00	(4)(5)
Net realized and unrealized gains (losses)
on investments	3.43		1.68		(1.16)	1.01
Total from investment operations	3.53		1.69		(1.10)	1.01

Less distributions:
From net investment income	(0.08)		(0.02)		(0.06)	—
From net realized gains	—		—		(0.08)	—
Redemption fees	0.00	(5)	—		0.00 (5)	—
Total distributions	(0.08)		(0.02)		(0.14)	—
Net asset value, end of period	$14.89		$11.44		$9.77	$11.01

Total return	30.98%		17.33%		(10.23% )	10.10%

Supplemental data and ratios:
Net assets, end of period	$4,797,409		$3,782,099		$5,377,373	$5,850,019
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.70%		2.52%		1.96%	4.42%	(6)
After expense reimbursement or recovery	1.96%		2.00%		2.04%	1.96%	(6)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	0.01%		(0.45%	)	0.60%	(2.29%	)(6)
After expense reimbursement or recovery	0.75%		0.07%		0.52%	0.17%	(6)
Portfolio turnover rate	142.87%		117.30%		179.57%	112.58%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)	Annualized.

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 55

Leuthold Global Industries Fund - Institutional
Financial Highlights

						Period from
	Year Ended		Year Ended		Year Ended	May 17, 2010 (1)
	September 30,		September 30,		September 30,	through
	2013		2012		2011	September 30, 2010

Per Share Data (2):
Net asset value, beginning of period	$11.48		$9.77		$11.01	$10.00
Income (loss) from investment operations:
Net investment income	0.13	(3)	0.06	(4)	0.09 (4)	0.01	(4)
Net realized and unrealized gains (losses)
on investments	3.45		1.67		(1.15)	1.00
Total from investment operations	3.58		1.73		(1.06)	1.01

Less distributions:
From net investment income	(0.11)		(0.02)		(0.10)	—
From net realized gains	—		—		(0.08)	—
Redemption fees	0.00	(5)	—		—	—
Total distributions	(0.11)		(0.02)		(0.18)	—
Net asset value, end of period	$14.95		$11.48		$9.77	$11.01

Total return	31.17%		17.84%		(9.92% )	10.10%

Supplemental data and ratios:
Net assets, end of period	$9,705,739		$4,152,513		$14,904,617	$3,870,245
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.45%		2.27%		1.71%	4.17%	(6)
After expense reimbursement or recovery	1.71%		1.75%		1.79%	1.71%	(6)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	0.26%		(0.20%	)	0.85%	(2.04%	)(6)
After expense reimbursement or recovery	1.00%		0.32%		0.77%	0.42%	(6)
Portfolio turnover rate	142.87%		117.30%		179.57%	112.58%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)	Annualized.

56 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Financial Highlights

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2013		2012		2011		2010(1)		2009(1)

Per Share Data (2):
Net asset value, beginning of year	$11.06		$16.14		$16.48		$19.00		$29.28
Income (loss) from investment operations:
Net investment income (loss)	(0.34	)(3)	(0.40	)(3)	(0.43	)(3)	(0.48	)(3)	(0.88	)(4)
Net realized and unrealized gains (losses)
on investments and short positions	(2.14)		(4.68)		0.09		(2.04)		(7.88)
Total from investment operations	(2.48)		(5.08)		(0.34)		(2.52)		(8.76)

Less distributions:
From net investment income	—		—		—		—		(0.04)
From net realized gains	—		—		—		—		(0.76)
Return of capital	—		—		—		—		(0.72)
Total distributions	—		—		—		—		(1.52)
Net asset value, end of year	$8.58		$11.06		$16.14		$16.48		$19.00

Total return	(22.33%	)	(31.47%	)	(2.06%	)	(13.26%	)	(32.54%	)

Supplemental data and ratios:
Net assets, end of year	$94,914,802		$136,286,009		$263,488,083		$196,552,242		$86,244,258
Ratio of expenses to average net assets(5):	3.43%		3.09%		3.01%		2.72%		3.53%
Ratio of net investment income (loss)
to average net assets(6):	(3.42%	)	(3.09%	)	(3.01%	)	(2.71%	)	(2.83%	)
Portfolio turnover rate (7)	0.00%		0.00%		0.00%		0.00%		0.00%

(1)	Per share data adjusted for 1:4 reverse split completed as of May 20, 2011.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.54% for the year ended September 30, 2013, 1.52% for the year ended September 30, 2012, 1.53% for the year ended September 30, 2011, 1.49% for the year ended September 30, 2010, and 1.47% for the year ended September 30, 2009.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 57

Leuthold Core Investment Fund
Consolidated Schedule of Investments
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 66.24%

Aerospace & Defense - 3.96%
AAR Corp.	55,096	$1,505,774
Alliant Techsystems, Inc.	21,426	2,090,321
Boeing Co.	27,313	3,209,277
Embraer SA - ADR	6,665	216,413
Exelis, Inc.	141,037	2,215,691
L-3 Communications Holdings, Inc.	23,310	2,202,795
Lockheed Martin Corp.	25,664	3,273,443
Moog, Inc. - Class A (a)	20,720	1,215,642
Northrop Grumman Corp.	33,905	3,229,790
Raytheon Co.	36,966	2,848,970
Triumph Group, Inc.	28,490	2,000,568
		24,008,684

Air Freight & Logistics - 0.03%
Hyundai Glovis Co., Ltd. (b)	900	176,292

Airlines - 4.17%
Air China, Ltd. (b)	192,000	130,122
Alaska Air Group, Inc.	62,866	3,936,669
China Southern Airlines
Co., Ltd. (b)	356,000	132,733
Copa Holdings SA - Class A (b)	31,080	4,309,863
Delta Air Lines, Inc.	184,125	4,343,509
Ryanair Holdings PLC - ADR	72,755	3,618,834
Southwest Airlines Co.	313,389	4,562,944
U.S. Airways Group, Inc. (a)	221,091	4,191,885
		25,226,559

Auto Components - 0.14%
Halla Visteon Climate Control
Corp (b)	5,800	219,931
Hyundai Mobis (b)	1,154	306,989
Sungwoo Hitech Co., Ltd. (b)	10,800	160,150
Xinyi Glass Holdings, Ltd. (b)	150,000	138,369
		825,439

Automobiles - 0.10%
Hyundai Motor Co. (b)	946	220,714
Tata Motors, Ltd. - ADR	14,965	398,368
		619,082

	Shares	Fair Value

Building Products - 0.03%
China Liansu Group
Holdings, Ltd. (b)	307,000	$189,886

Chemicals - 0.11%
Aeci, Ltd. (b)	5,119	60,948
China BlueChemical, Ltd. (b)	198,000	116,854
China Lumena New
Materials Corp. (b)	780,000	152,042
Gubre Fabrikalari TAS (a)(b)	9,500	69,032
Uralkali OSJC - GDR	9,600	249,042
		647,918

Commercial Banks - 0.36%
Bangkok Bank PCL - NVDR	76,000	476,523
Bank of China, Ltd. (b)	1,235,000	564,357
China CITIC Bank Corp.,
Ltd. (b)	277,000	143,859
DBS Group Holdings, Ltd. (b)	40,000	523,625
Krung Thai Bank PCL - NVDR	266,000	163,450
Sberbank of Russia - ADR	26,915	323,882
		2,195,696

Commercial Services & Supplies - 0.03%
Valid Solucoes e Servicos de
Seguranca em Meios de Pagamento
e Identificacao SA (b)	12,483	166,774

Computers & Peripherals - 3.31%
EMC Corp.	150,691	3,851,662
Lenovo Group, Ltd. (b)	644,000	674,980
Lexmark International,
Inc. - Class A	121,825	4,020,225
Lite-On Technology Corp. (b)	144,717	246,676
Pegatron Corp. (b)	239,000	341,493
SanDisk Corp.	61,689	3,671,112
Seagate Technology PLC (b)	82,880	3,625,171
Western Digital Corp.	57,215	3,627,431
		20,058,750

58	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value

COMMON STOCKS - 66.24% (continued)

Construction & Engineering - 0.05%
Tekfen Holding AS (b)	40,000	$90,360
Wilson Bayly Holmes-Ovcon,
Ltd. (b)	14,517	231,341
		321,701

Construction Materials - 0.06%
China Shanshui Cement
Group, Ltd. (b)	213,000	82,244
Indocement Tunggal
Prakarsa Tbk PT (b)	93,500	145,389
Semen Indonesia Persero
Tbk PT (b)	115,500	129,841
		357,474

Consumer Finance - 4.88%
American Express Co.	48,739	3,680,769
Capital One Financial Corp.	122,637	8,430,067
Discover Financial Services	172,588	8,722,598
Ezcorp, Inc. - Class A (a)	57,922	977,723
Portfolio Recovery Associates,
Inc. (a)	40,969	2,455,682
SLM Corp.	212,144	5,282,386
		29,549,225

Containers & Packaging - 0.02%
CPMC Holdings, Ltd. (b)	123,000	91,536

Distributors - 0.09%
Dogus Otomotiv Servis ve
Ticaret AS (b)	25,000	108,398
Imperial Holdings, Ltd. (b)	4,963	107,811
Jardine Cycle & Carriage,
Ltd. (b)	6,000	182,726
Xinhua Winshare Publishing
and Media Co., Ltd. (b)	287,000	157,991
		556,926

	Shares	Fair Value

Diversified Consumer Services - 4.15%
Apollo Group, Inc. - Class A (a)	283,016	$5,889,563
Bridgepoint Education, Inc. (a)	64,514	1,163,833
Bright Horizons Family
Solutions, Inc. (a)	51,800	1,855,994
Capella Education Co. (a)	40,969	2,317,207
DeVry, Inc.	187,657	5,734,798
ITT Educational Services,
Inc. (a)	62,160	1,926,960
New Oriental Education &
Technology Group - ADR	176,355	4,391,239
Strayer Education, Inc.	45,218	1,877,451
		25,157,045

Diversified Financial Services - 2.41%
CBOE Holdings, Inc.	90,885	4,110,729
Fubon Financial Holding
Co., Ltd. (b)	141,000	195,146
Interactive Brokers Group,
Inc. - Class A	164,347	3,084,793
Moody’s Corp.	102,187	7,186,812
		14,577,480

Diversified Telecommunication Services - 0.08%
China Communications
Services Corp., Ltd. (b)	232,000	135,612
China Telecom Corp.,
Ltd. - ADR	2,281	112,750
Hutchison Telecommunications
Hong Kong Holdings,
Ltd. (b)	134,000	58,060
Telekomunikasi Indonesia
Persero Tbk PT - ADR	5,473	198,724
		505,146

Electric Utilities - 0.07%
PGE SA (b)	35,927	191,395
Tauron Polska Energia SA (b)	147,645	226,519
		417,914

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	59

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value

COMMON STOCKS - 66.24% (continued)

Electronic Equipment,
Instruments & Components - 2.57%
Benchmark Electronics, Inc. (a)	85,470	$1,956,408
Delta Electronics Thailand
PCL - NVDR	213,900	338,000
Flextronics International,
Ltd. (a)(b)	335,757	3,052,031
Jabil Circuit, Inc.	161,521	3,501,775
Samsung Electro-Mechanics
Co., Ltd. (b)	1,700	136,452
Sanmina Corp. (a)	114,431	2,001,398
TE Connectivity, Ltd. (b)	88,766	4,596,304
		15,582,368

Food & Staples Retailing - 3.96%
CVS Caremark Corp.	186,715	10,596,076
Eurocash SA (b)	14,341	220,800
Grupo Comercial Chedraui
SA de CV (b)	20,400	64,444
Magnit OJSC - GDR	5,654	349,012
Walgreen Co.	236,396	12,718,105
		23,948,437

Food Products - 0.16%
AVI, Ltd. (b)	25,400	151,487
Biostime International
Holdings, Ltd. (b)	30,000	226,807
Lotte Food Co., Ltd. (b)	369	231,058
Tereos Internacional SA (b)	111,000	149,249
Tongaat Hulett, Ltd. (b)	16,484	197,130
		955,731

Gas Utilities - 0.02%
Perusahaan Gas Negara
Persero Tbk PT (b)	293,500	131,868

	Shares	Fair Value

Health Care Equipment & Supplies - 0.04%
Biosensors International
Group, Ltd. (b)	183,000	$140,890
Mindray Medical International,
Ltd. - ADR	2,456	95,514
		236,404

Health Care Providers & Services - 10.28%
Aetna, Inc.	63,337	4,054,835
AmerisourceBergen Corp.	96,065	5,869,571
Cardinal Health, Inc.	109,486	5,709,695
CIGNA Corp.	36,731	2,823,145
HCA Holdings, Inc.	96,065	4,106,779
HealthSouth Corp.	70,636	2,435,529
Henry Schein, Inc. (a)	34,847	3,613,634
Humana, Inc.	36,731	3,428,104
Life Healthcare Group
Holdings, Ltd. (b)	65,378	232,712
Magellan Health Services,
Inc. (a)	43,324	2,597,707
McKesson Corp.	51,800	6,645,940
Molina Healthcare, Inc. (a)	52,788	1,879,253
PharMerica Corp. (a)	88,295	1,171,675
Shanghai Pharmaceuticals
Holding Co., Ltd. (b)	110,800	213,040
UnitedHealth Group, Inc.	83,115	5,951,865
Universal Health Services,
Inc. - Class B	63,337	4,749,641
WellCare Health Plans, Inc. (a)	34,847	2,430,230
WellPoint, Inc.	52,121	4,357,837
		62,271,192

Hotels, Restaurants & Leisure - 0.05%
Genting Bhd (b)	55,700	177,743
SJM Holdings, Ltd. (b)	54,000	152,159
		329,902

60	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value

COMMON STOCKS - 66.24% (continued)

Household Durables - 0.18%
Even Construtora e Incorporadora
SA (b)	65,300	$248,967
Ez Tec Empreendimentos e
Participacoes SA (b)	9,400	129,572
Haier Electronics Group
Co., Ltd. (b)	104,000	201,701
Steinhoff International
Holdings, Ltd. (b)	102,357	364,248
Techtronic Industries Co. (b)	56,000	145,982
		1,090,470

Independent Power Producers
& Energy Traders - 0.02%
First Gen Corp. (b)	318,200	122,155

Industrial Conglomerates - 0.03%
Bidvest Group, Ltd. (b)	4,572	114,637
Sigdo Koppers SA (b)	31,767	56,013
		170,650

Insurance - 3.94%
American Financial Group, Inc.	70,636	3,818,582
American International
Group, Inc.	116,550	5,667,826
Assurant, Inc.	67,340	3,643,094
Brasil Insurance Participacoes
e Administracao SA (b)	5,400	48,486
Genworth Financial, Inc. -
Class A (a)	308,916	3,951,036
Hartford Financial Services
Group, Inc.	172,823	5,378,252
Hyundai Marine & Fire
Insurance Co., Ltd. (b)	5,170	140,672
LIG Insurance Co., Ltd. (b)	17,050	387,214
PICC Property & Casualty
Co., Ltd. (b)	472,000	640,783
Powszechny Zaklad
Ubezpieczen SA (b)	1,489	201,989
		23,877,934

	Shares	Fair Value

Internet Software & Services - 0.14%
SouFun Holdings, Ltd. - ADR	3,600	$185,904
Tencent Holdings, Ltd. (b)	9,400	494,333
Yandex NV (a)(b)	3,968	144,514
		824,751

IT Services - 7.96%
Accenture PLC - Class A (b)	33,905	2,496,764
Alliance Data Systems Corp. (a)	10,831	2,290,432
Amdocs, Ltd.	45,678	1,673,642
Cielo SA (b)	13,920	376,907
Cognizant Technology
Solutions Corp. - Class A (a)	22,604	1,856,240
Computer Sciences Corp.	58,628	3,033,413
Convergys Corp.	78,642	1,474,537
DST Systems, Inc.	32,283	2,434,461
Fiserv, Inc. (a)	27,784	2,807,573
FleetCor Technologies, Inc. (a)	20,720	2,282,515
Gartner, Inc. (a)	29,432	1,765,920
Global Payments, Inc.	30,844	1,575,512
International Business
Machines Corp.	22,133	4,098,589
Jack Henry & Associates, Inc.	42,382	2,187,335
Mastercard, Inc. - Class A	8,934	6,010,617
Sapient Corp. (a)	148,336	2,309,592
Total System Services, Inc.	55,332	1,627,867
Visa, Inc. - Class A	32,208	6,154,949
Western Union Co.	94,653	1,766,225
		48,223,090

Media - 1.60%
Cheil Worldwide, Inc. (a)(b)	7,394	170,553
Global Mediacom Tbk PT (b)	1,193,000	198,758
Interpublic Group of Cos, Inc.	535,422	9,198,550
Media Nusantara Citra
Tbk PT (b)	514,500	120,055
		9,687,916

Metals & Mining - 0.04%
Kumba Iron Ore, Ltd. (b)	5,500	254,056

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	61

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value

COMMON STOCKS - 66.24% (continued)

Oil, Gas & Consumable Fuels - 0.35%
China Petroleum & Chemical
Corp. - ADR	4,783	$374,461
CNOOC, Ltd. - ADR	1,146	231,263
Cosan, Ltd. - Class A (b)	15,247	234,346
Lukoil OAO - ADR	6,619	418,791
PTT PCL - NVDR	32,400	327,719
Rosneft OAO - GDR	33,900	274,102
Sasol, Ltd. - ADR	5,424	259,213
		2,119,895

Paper & Forest Products - 0.08%
Duratex SA (b)	36,000	213,599
Fibria Celulose S.A. - ADR (a)	21,133	243,452
		457,051

Personal Products - 0.05%
AMOREPACIFIC Group (b)	802	293,819

Pharmaceuticals - 0.15%
Aspen Pharmacare
Holdings, Ltd. (b)	15,298	400,396
China Shineway Pharmaceutical
Group, Ltd. (b)	82,000	119,132
Dr Reddy’s Laboratories,
Ltd. - ADR	7,733	292,230
Gedeon Richter PLC (b)	6,830	118,938
		930,696

Real Estate Management
& Development - 0.33%
Alam Sutera Realty Tbk PT (b)	1,513,000	78,204
Aliansce Shopping Centers SA (b)	24,100	217,153
BR Properties SA (b)	27,600	243,709
Bumi Serpong Damai PT (b)	2,481,000	307,388
Franshion Properties China,
Ltd. (b)	434,000	143,186
K Wah International Holdings,
Ltd. (b)	323,000	174,478

	Shares	Fair Value

Real Estate Management
& Development - 0.33% (continued)
Multiplan Empreendimentos
Imobiliarios SA (b)	8,800	$210,719
New World Development
Co., Ltd. (b)	90,000	135,261
Shimao Property Holdings,
Ltd. (b)	78,500	180,657
UOL Group, Ltd. (b)	30,000	147,283
Wing Tai Holdings, Ltd. (b)	111,000	181,356
		2,019,394

Road & Rail - 3.44%
Canadian Pacific Railway,
Ltd. (b)	37,437	4,615,982
ComfortDelGro Corp., Ltd. (b)	131,000	206,140
CSX Corp.	153,281	3,945,453
Norfolk Southern Corp.	67,340	5,208,749
Union Pacific Corp.	44,265	6,876,125
		20,852,449

Semiconductors &
Semiconductor Equipment - 0.89%
Epistar Corp. (b)	32,000	60,570
Formosa Sumco Technology
Corp. (b)	110,000	108,809
MediaTek, Inc. (b)	12,000	148,228
Parade Technologies, Ltd. (b)	19,601	136,799
Samsung Electronics Co., Ltd. (b)	754	959,083
Synaptics, Inc. (a)	84,999	3,763,756
Taiwan Semiconductor
Manufacturing Co., Ltd. - ADR	7,015	118,974
Vanguard International
Semiconductor Corp. (b)	99,000	108,603
		5,404,822

Software - 0.04%
Asseco Poland SA (b)	13,530	211,172

62	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 66.24% (continued)

Specialty Retail - 5.34%
Advance Auto Parts, Inc.	54,956	$4,543,762
Asbury Automotive Group,
Inc. (a)	90,885	4,835,082
AutoZone, Inc. (a)	8,241	3,483,718
CarMax, Inc. (a)	78,642	3,811,778
Lithia Motors, Inc. - Class A	81,232	5,926,687
O’Reilly Automotive, Inc. (a)	47,797	6,098,419
Penske Automotive Group, Inc.	84,763	3,621,923
		32,321,369

Textiles, Apparel & Luxury Goods - 0.06%
Grendene SA (b)	14,200	125,835
Shenzhou International
Group Holdings, Ltd. (b)	65,000	211,173
		337,008

Thrifts & Mortgage Finance - 0.02%
Malaysia Building Society (b)	130,200	109,907

Transportation Infrastructure - 0.03%
Arteris SA (b)	17,716	153,395

Water Utilities - 0.05%
Cia de Saneamento Basico
do Estado de Sao Paulo - ADR	29,290	291,728

Wireless Telecommunication Services - 0.37%
Advanced Info Service
PCL - NVDR	22,000	179,767
America Movil SAB de CV - ADR	14,273	282,748
China Mobile, Ltd. - ADR	5,680	320,522
ENTEL Chile SA (b)	11,489	185,765
Mobile Telesystems OJSC - ADR	15,004	333,989
MTN Group, Ltd. (b)	9,190	179,465
SK Telecom Co., Ltd. - ADR	6,853	155,563
SmarTone Telecommunications
Holdings, Ltd. (b)	80,500	106,678
Tim Participacoes SA - ADR	9,897	233,272

	Shares	Fair Value
Wireless Telecommunication Services - 0.37%
(continued)
Tower Bersama Infrastructure
Tbk PT (b)	297,000	$150,028
Turkcell Iletisim Hizmetleri
AS - ADR (a)	8,409	124,033
		2,251,830
TOTAL COMMON STOCKS
(Cost $324,327,685)		$401,110,986

PREFERRED STOCKS - 0.06%

Commercial Banks - 0.02%
Itau Unibanco Holding SA - ADR	7,300	$103,076

Food & Staples Retailing - 0.04%
Cia Brasileira de Distribuicao
Grupo Pao de Acucar - ADR	4,646	213,809
TOTAL PREFERRED STOCKS
(Cost $297,833)		$316,885

INVESTMENT COMPANIES - 11.40%

Exchange Traded Funds - 11.40%
CurrencyShares Japanese Yen
Trust (d)	160,155	$15,930,618
iShares CMBS ETF	10,394	536,148
iShares Floating Rate Bond ETF	42,551	2,157,336
iShares JP Morgan USD
Emerging Markets Bond ETF	27,500	2,997,500
iShares MBS ETF	205,924	21,811,470
PowerShares Build America
Bond Portfolio	111,104	3,032,028
PowerShares International
Corporate Bond Portfolio	33,368	975,347
PowerShares Senior Loan
Portfolio	124,057	3,061,727
SPDR Barclays International
Corporate Bond ETF	27,664	1,000,883

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	63

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value

INVESTMENT COMPANIES - 11.40%
(continued)
SPDR Barclays International
Treasury Bond ETF	256,370	$14,964,317
SPDR Barclays Short Term
International Treasury
Bond ETF (a)	52,283	1,884,802
Vanguard Mortgage-Backed
Securities ETF	13,228	681,374
TOTAL INVESTMENT COMPANIES
(Cost $70,107,685)		$69,033,550

	Troy Ounces	Fair Value

PRECIOUS METALS - 2.42%
Gold Bullion (a)	11,028	$14,648,492
TOTAL PRECIOUS METALS
(Cost $9,881,088)		$14,648,492

	Principal
	Amount	Fair Value

CORPORATE BONDS - 3.28%
Biotechnology - 0.24%
Amgen, Inc.
4.100%, 06/15/2021	$1,417,000	$1,464,121

Capital Markets - 0.44%
Goldman Sachs Group, Inc.
6.150%, 04/01/2018	2,339,000	2,675,231

Diversified Telecommunication
Services - 0.22%
Cellco Partnership / Verizon
Wireless Capital LLC
5.550%, 02/01/2014	1,336,000	1,356,839

Electric Utilities - 0.23%
Duke Energy Corp.
3.950%, 09/15/2014	1,354,000	1,396,717

	Principal
	Amount	Fair Value

Health Care Providers & Services - 0.25%
Coventry Health Care, Inc.
5.950%, 03/15/2017	$1,335,000	$1,513,441

Industrial Conglomerates - 0.41%
General Electric Co.
5.250%, 12/06/2017	2,169,000	2,468,650

Internet & Catalog Retail - 0.39%
Expedia, Inc.
7.456%, 08/15/2018	2,026,000	2,353,171

Oil, Gas & Consumable Fuels - 0.74%
Enterprise Products Operating, LLC
5.600%, 10/15/2014	1,105,000	1,161,301
Petrobras International Finance Co.
6.125%, 10/06/2016 (b)	1,714,000	1,870,392
Petrohawk Energy Corp.
7.250%, 08/15/2018	1,343,000	1,457,155
		4,488,848

Real Estate Investment Trusts (REITs) - 0.25%
Vornado Realty LP
4.250%, 04/01/2015	1,451,000	1,506,356

Tobacco - 0.11%
Altria Group, Inc.
9.700%, 11/10/2018	495,000	654,403
TOTAL CORPORATE BONDS
(Cost $19,058,289)		$19,877,777

UNITED STATES TREASURY
OBLIGATIONS - 2.52%
United States Treasury Notes - 2.52%
1.375%, 09/30/2018	$3,344,000	$3,341,649
1.375%, 11/30/2018	3,800,000	3,788,125
1.000%, 11/30/2019	3,463,000	3,303,106
2.125%, 08/31/2020	4,809,000	4,851,454
TOTAL UNITED STATES TREASURY
OBLIGATIONS (Cost $15,614,796)		$15,284,334

64	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Principal
	Amount	Fair Value

FOREIGN GOVERNMENT
BONDS/NOTES - 5.14%
Federal Republic of Germany
3.500%, 07/04/2019 (b)
EUR	4,020,000	$6,235,465
Government of United Kingdom
4.000%, 09/07/2016 (b)
GBP	1,760,000	3,114,718
3.750%, 09/07/2020 (b)
GPB	1,790,000	3,217,074
		6,331,792

Kingdom of Spain
3.750%, 10/31/2018 (b)
EUR	2,210,000	3,069,567
4.000%, 04/30/2020 (b)
EUR	2,310,000	3,186,086
		6,255,653

Province of Manitoba Canada
1.750%, 05/30/2019 (b)
USD	3,200,000	3,150,749
Province of Ontario Canada
4.000%, 10/07/2019 (b)
USD	2,800,000	3,048,556
Republic of Italy
4.500%, 03/01/2019 (b)
EUR	2,190,000	3,104,658
4.250%, 09/01/2019 (b)
EUR	2,150,000	3,009,500
		6,114,158

TOTAL FOREIGN GOVERNMENT
BONDS/NOTES (Cost $30,985,396)		$31,136,373

	Shares	Fair Value

RIGHTS - 0.00%
Real Estate Management & Development - 0.00%
New World Development (a)(e)(f)(g)	1,125	$0
TOTAL RIGHTS (Cost $0)		$0

SHORT-TERM INVESTMENTS - 3.01%
Money Market Funds - 3.01%
Fidelity Institutional Money Market Funds -
Government Portfolio,
0.01% (c)	18,208,003	$18,208,003

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,208,003)		$18,208,003

Total Investments
(Cost $488,480,775) - 94.07%		$569,616,400
Other Assets in Excess of
Liabilities - 5.93% (h)		35,928,385
TOTAL NET ASSETS - 100.00%		$605,544,785

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt
EUR	Euro
GDR	Global Depository Receipt
GPB	British Pound
NVDR	Non-Voting Depository Receipt
USD	U.S. Dollar
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2013.
(d)	Affiliated security (see Note 2).
(e)	Restricted Security.
(f)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. due to a lack of market activity and observable inputs.
(g)	Illiquid security.
(h)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	65

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 5.25%

Beverages - 0.09%
Monster Beverage Corp.	9,980	$521,455

Building Products - 0.09%
Armstrong World Industries, Inc.	10,102	555,206

Capital Markets - 0.06%
Stifel Financial Corp.	9,046	372,876

Chemicals - 0.11%
Cabot Corp.	10,532	449,821
Tronox, Ltd. - Class A	7,857	192,261
		642,082

Commercial Banks - 0.13%
Commerce Bancshares, Inc.	9,248	405,155
Texas Capital Bancshares, Inc.	8,192	376,586
		781,741

Commercial Services & Supplies - 0.14%
Clean Harbors, Inc.	6,916	405,693
Iron Mountain, Inc.	16,773	453,206
		858,899

Communications Equipment - 0.21%
ARRIS Group, Inc.	21,987	375,098
Aruba Networks, Inc.	21,737	361,704
Palo Alto Networks, Inc.	11,274	516,575
		1,253,377

Computers & Peripherals - 0.08%
Diebold, Inc.	15,939	467,969

Construction Materials - 0.10%
Vulcan Materials Co.	11,995	621,461

Diversified Consumer Services - 0.10%
Sotheby's	12,369	607,689

Electric Utilities - 0.08%
FirstEnergy Corp.	13,658	497,834

	Shares	Fair Value
Electrical Equipment - 0.15%
General Cable Corp.	11,732	$372,491
Polypore International, Inc.	13,029	533,798
		906,289

Energy Equipment & Services - 0.06%
McDermott International, Inc.	47,389	352,100

Food & Staples Retailing - 0.08%
Fresh Market, Inc.	10,190	482,089

Food Products - 0.20%
B&G Foods, Inc.	5,026	173,648
Dean Foods Co.	18,769	362,242
Hain Celestial Group, Inc.	6,689	515,856
Post Holdings, Inc.	4,124	166,486
		1,218,232

Gas Utilities - 0.14%
ONEOK, Inc.	10,829	577,402
Piedmont Natural Gas Co., Inc.	8,977	295,164
		872,566

Health Care Equipment & Supplies - 0.14%
Haemonetics Corp.	4,706	187,675
HeartWare International, Inc.	2,194	160,623
Hologic, Inc.	24,179	499,296
		847,594

Health Care Providers & Services - 0.02%
Emeritus Corp.	8,036	148,907

Hotels, Restaurants & Leisure - 0.07%
Hyatt Hotels Corp. - Class A	9,248	397,294

Household Durables - 0.09%
Toll Brothers, Inc.	16,485	534,609

Independent Power Producers &
Energy Traders - 0.09%
Calpine Corp.	28,011	544,254

66 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a)
(continued) September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 5.25% (continued)

Internet Software & Services - 0.20%
Equinix, Inc.	3,023	$555,174
Rackspace Hosting, Inc.	12,527	660,924
		1,216,098

Machinery - 0.11%
Navistar International Corp.	17,597	641,939

Media - 0.06%
Cablevision Systems Corp.	20,382	343,233

Metals & Mining - 0.41%
ArcelorMittal - NYS	39,342	537,805
Coeur Mining, Inc.	22,730	273,896
Rio Tinto PLC - ADR	12,282	598,870
Southern Copper Corp.	19,254	524,479
United States Steel Corp.	25,157	517,983
		2,453,033

Multiline Retail - 0.05%
JC Penney Co., Inc.	33,208	292,895

Oil, Gas & Consumable Fuels - 0.78%
Cameco Corp. (b)	26,610	480,843
CONSOL Energy, Inc.	16,640	559,936
Encana Corp. (b)	35,127	608,751
Halcon Resources Corp.	54,416	241,063
Kinder Morgan, Inc.	15,832	563,144
Peabody Energy Corp.	29,464	508,254
SandRidge Energy, Inc.	102,350	599,771
Talisman Energy, Inc. (b)	49,833	573,079
Williams Companies, Inc.	16,231	590,159
		4,725,000

Pharmaceuticals - 0.09%
Endo Health Solutions, Inc.	12,449	565,683

Professional Services - 0.03%
Acacia Research Corp.	8,209	189,299

	Shares	Fair Value
Real Estate Investment Trusts (REITs) - 0.46%
AvalonBay Communities, Inc.	4,334	$550,808
Colonial Properties Trust	8,947	201,218
Digital Realty Trust, Inc.	8,722	463,138
Equity Residential	10,450	559,807
Realty Income Corp.	13,858	550,856
Regency Centers Corp.	10,121	489,350
		2,815,177

Real Estate Management &
Development - 0.09%
Brookfield Asset Management,
Inc. - Class A (b)	14,617	546,676

Semiconductors & Semiconductor
Equipment - 0.17%
ASML Holding NV - NYS	6,121	604,510
Cypress Semiconductor Corp.	48,017	448,479
		1,052,989

Software - 0.35%
Concur Technologies, Inc.	5,335	589,517
Jive Software, Inc.	24,758	309,475
Nuance Communications, Inc.	31,065	580,760
Salesforce.com, Inc.	12,415	644,463
		2,124,215

Specialty Retail - 0.10%
Select Comfort Corp.	25,280	615,568

Transportation Infrastructure - 0.03%
Macquarie Infrastructure Co., LLC 3,383		181,126

Wireless Telecommunication Services - 0.09%
SBA Communications Corp. -
Class A	6,957	559,760
TOTAL COMMON STOCKS
(Proceeds $32,097,090)		$31,807,214

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 67

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2013

	Shares	Fair Value
INVESTMENT COMPANIES - 0.19%

Exchange Traded Funds - 0.19%
SPDR Dow Jones Industrial
Average ETF Trust	7,709	$1,163,982
TOTAL INVESTMENT COMPANIES
(Proceeds $1,179,912)		$1,163,982

TOTAL SECURITIES SOLD SHORT (Proceeds $33,277,002) - 5.44%		$32,971,196

Percentages are stated as a percent of net assets.
ADR   American Depository Receipt
NYS    New York Registry Shares
(a)   All securities sold short are non-income producing.
(b)  Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

68 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 70.35%

Aerospace & Defense - 1.37%
L-3 Communications Holdings, Inc.	9,359	$884,425
Lockheed Martin Corp.	6,105	778,693
Northrop Grumman Corp.	8,109	772,463
Raytheon Co.	12,481	961,911
		3,397,492

Air Freight & Logistics - 0.51%
FedEx Corp.	11,163	1,273,810

Airlines - 0.74%
Delta Air Lines, Inc.	31,959	753,913
Southwest Airlines Co.	74,053	1,078,212
		1,832,125

Auto Components - 1.32%
Cie Generale des Etablissements
Michelin (b)	9,294	1,030,722
Hankook Tire Co., Ltd. (b)	9,500	542,828
Magna International, Inc. (b)	20,754	1,713,450
		3,287,000

Automobiles - 0.69%
Dongfeng Motor Group
Co., Ltd. (b)	282,000	429,004
Toyota Motor Corp. - ADR	9,984	1,278,251
		1,707,255

Beverages - 0.68%
Anheuser-Busch InBev NV - ADR	16,971	1,683,523

Biotechnology - 0.99%
Cubist Pharmaceuticals, Inc. (a)	17,112	1,087,468
Myriad Genetics, Inc. (a)	16,524	388,314
United Therapeutics Corp. (a)	12,410	978,528
		2,454,310

	Shares	Fair Value
Capital Markets - 1.43%
Aberdeen Asset Management
PLC (b)	137,095	$839,629
BlackRock, Inc.	7,236	1,958,206
Goldman Sachs Group, Inc.	4,759	752,921
		3,550,756

Chemicals - 1.94%
Agrium, Inc. (b)	7,911	664,761
CF Industries Holdings, Inc.	2,624	553,218
Huntsman Corp.	32,559	671,041
LyondellBasell Industries NV -
Class A	19,315	1,414,437
Monsanto Co.	7,162	747,498
Valspar Corp.	11,955	758,306
		4,809,261

Commercial Banks - 1.93%
Banco Bilbao Vizcaya Argentaria
SA - ADR	81,797	914,491
Credicorp, Ltd. (b)	4,940	634,592
M&T Bank Corp.	13,012	1,456,303
PNC Financial Services Group,
Inc.	10,688	774,346
Sberbank of Russia - ADR	45,639	549,197
Turkiye Vakiflar Bankasi Tao (b)	204,596	466,768
		4,795,697

Communications Equipment - 1.05%
Cisco Systems, Inc.	31,052	727,238
QUALCOMM, Inc.	27,916	1,880,422
		2,607,660

Computers & Peripherals - 2.74%
Apple, Inc.	6,625	3,158,469
EMC Corp.	45,447	1,161,625
Lenovo Group, Ltd. (b)	498,000	521,957
SanDisk Corp.	11,587	689,542
Western Digital Corp.	19,932	1,263,689
		6,795,282

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 69

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 70.35% (continued)

Consumer Finance - 2.02%
Capital One Financial Corp.	23,252	$1,598,342
Discover Financial Services	36,628	1,851,179
SLM Corp.	62,945	1,567,331
		5,016,852

Distributors - 0.14%
Jardine Cycle & Carriage, Ltd. (b)	11,000	334,997

Diversified Consumer Services - 1.11%
Apollo Group, Inc. - Class A (a)	74,413	1,548,534
DeVry, Inc.	19,057	582,382
New Oriental Education &
Technology Group - ADR	25,080	624,492
		2,755,408

Diversified Financial Services - 3.03%
Bank of America Corp.	81,908	1,130,330
Berkshire Hathaway, Inc. -
Class B (a)	18,076	2,051,807
Citigroup, Inc.	21,902	1,062,466
JPMorgan Chase & Co.	47,686	2,464,889
Moody’s Corp.	11,550	812,312
		7,521,804

Diversified Telecommunication Services - 0.22%
CenturyLink, Inc.	17,567	551,253

Electrical Equipment - 0.40%
Eaton Corp PLC (b)	14,420	992,673

Electronic Equipment, Instruments
& Components - 0.33%
Hitachi, Ltd. (b)	124,000	821,655

Energy Equipment & Services - 0.75%
Ensco PLC - Class A (b)	12,368	664,780
National Oilwell Varco, Inc.	15,328	1,197,270
		1,862,050

	Shares	Fair Value
Food & Staples Retailing - 1.63%
Costco Wholesale Corp.	7,179	$826,446
CVS Caremark Corp.	29,310	1,663,343
Wal-Mart Stores, Inc.	21,048	1,556,710
		4,046,499

Food Products - 0.94%
Bunge, Ltd.	14,208	1,078,529
ConAgra Foods, Inc.	25,739	780,921
Viscofan SA (b)	8,310	475,009
		2,334,459

Health Care Equipment & Supplies - 0.26%
Zimmer Holdings, Inc.	7,979	655,395

Health Care Providers & Services - 5.13%
Aetna, Inc.	15,334	981,682
AmerisourceBergen Corp.	26,361	1,610,657
Cardinal Health, Inc.	30,566	1,594,017
DaVita HealthCare Partners,
Inc. (a)	28,400	1,615,960
HealthSouth Corp.	32,412	1,117,566
Henry Schein, Inc. (a)	9,017	935,063
Humana, Inc.	13,545	1,264,155
McKesson Corp.	12,441	1,596,180
UnitedHealth Group, Inc.	12,608	902,859
WellPoint, Inc.	13,303	1,112,264
		12,730,403

Hotels, Restaurants & Leisure - 0.33%
Gtech Spa (b)	28,462	814,407

Household Durables - 0.25%
Steinhoff International
Holdings, Ltd. (b)	177,158	630,435

Independent Power Producers & Energy Traders - 0.33%
AES Corp.	60,763	807,540

70 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 70.35% (continued)

Industrial Conglomerates - 1.15%
General Electric Co.	33,534	$801,127
Siemens AG - ADR	13,083	1,576,633
Turkiye Sise ve Cam Fabrikalari
AS (b)	345,811	476,074
		2,853,834

Insurance - 4.65%
Allianz SE (b)	4,674	735,353
American Financial Group, Inc.	23,872	1,290,520
American International
Group, Inc.	32,135	1,562,725
Aon PLC (b)	14,437	1,074,690
Assurant, Inc.	23,356	1,263,560
Everest Re Group, Ltd. (b)	7,015	1,020,051
Genworth Financial, Inc. -
Class A (a)	105,313	1,346,953
Hartford Financial Services
Group, Inc.	51,031	1,588,085
Prudential Financial, Inc.	9,582	747,205
Sun Life Financial, Inc. (b)	28,074	897,526
		11,526,668

Internet Software & Services - 1.07%
eBay, Inc. (a)	16,125	899,614
Sohu.com, Inc. (a)(b)	9,930	782,782
Yahoo!, Inc. (a)	29,545	979,712
		2,662,108

IT Services - 2.98%
Accenture PLC - Class A (b)	8,109	597,147
Amadeus IT Holding SA -
Class A (b)	17,126	607,240
Amdocs, Ltd.	16,643	609,800
Cognizant Technology
Solutions Corp. - Class A (a)	9,580	786,710
International Business
Machines Corp.	6,936	1,284,408
Mastercard, Inc. - Class A	2,757	1,854,854
Visa, Inc. - Class A	8,723	1,666,965
		7,407,124

	Shares	Fair Value
Life Sciences Tools & Services - 0.27%
Thermo Fisher Scientific, Inc.	7,162	$659,978

Machinery - 0.55%
Oshkosh Corp. (a)	15,537	761,002
Valmont Industries, Inc.	4,278	594,257
		1,355,259

Media - 1.63%
Comcast Corp. - Class A	38,352	1,731,593
The Walt Disney Co.	20,245	1,305,600
WPP PLC - ADR	9,775	1,006,238
		4,043,431

Metals & Mining - 0.46%
BHP Billiton, Ltd. - ADR	10,176	676,704
Grupo Mexico SAB de CV (b)	158,900	475,747
		1,152,451

Multi-Utilities - 0.31%
Ameren Corp.	22,312	777,350

Office Electronics - 0.28%
Canon, Inc. - ADR	21,486	687,552

Oil, Gas & Consumable Fuels - 3.00%
Cosan, Ltd. - Class A (b)	40,736	626,112
Exxon Mobil Corp.	15,469	1,330,953
PTT PCL - NVDR	39,300	397,511
Royal Dutch Shell PLC - ADR	18,645	1,224,604
Sasol, Ltd. - ADR	9,933	474,698
Statoil ASA - ADR	38,559	874,518
Total SA - ADR	43,264	2,505,851
		7,434,247

Pharmaceuticals - 4.45%
Allergan, Inc.	14,324	1,295,606
Eli Lilly & Co.	24,710	1,243,654
Gedeon Richter PLC (b)	30,594	532,767
GlaxoSmithKline PLC - ADR	8,777	440,342
Merck & Co., Inc.	34,241	1,630,214
Novo Nordisk A/S - ADR	10,470	1,771,733

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 71

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 70.35% (continued)

Pharmaceuticals - 4.45% (continued)
Pfizer, Inc.	61,756	$1,773,015
Shire PLC - ADR	11,231	1,346,485
Teva Pharmaceutical Industries,
Ltd. - ADR	26,398	997,317
		11,031,133

Real Estate Investment Trusts (REITs) - 6.44%
Apartment Investment &
Management Co. - Class A	46,646	1,303,289
Ashford Hospitality Trust, Inc.	43,112	532,002
Associated Estates Realty Corp.	19,554	291,550
Brandywine Realty Trust	64,079	844,561
CBL & Associates Properties, Inc.	58,661	1,120,425
Chesapeake Lodging Trust	16,020	377,111
CoreSite Realty Corp.	11,308	383,794
Corporate Office Properties Trust	37,223	859,851
Corrections Corp. of America	14,842	512,791
CubeSmart	43,348	773,328
DuPont Fabros Technology, Inc.	25,914	667,804
Geo Group, Inc.	20,260	673,645
Host Hotels & Resorts, Inc.	60,074	1,061,508
LaSalle Hotel Properties	48,295	1,377,373
Lexington Realty Trust	61,017	685,221
Omega Healthcare Investors, Inc.	53,242	1,590,339
Parkway Properties, Inc.	20,260	360,020
Pennsylvania Real Estate
Investment Trust	17,669	330,410
Ramco-Gershenson Properties
Trust	32,982	508,253
RLJ Lodging Trust	24,501	575,529
Sabra Health Care REIT, Inc.	14,135	325,246
Spirit Realty Capital, Inc.	34,797	319,437
STAG Industrial, Inc.	16,962	341,275
Winthrop Realty Trust	14,135	157,605
		15,972,367

	Shares	Fair Value
Road & Rail - 0.73%
Canadian Pacific Railway,
Ltd. (b)	9,020	$1,112,166
West Japan Railway Co. (b)	16,400	703,144
		1,815,310

Semiconductors & Semiconductor
Equipment - 0.63%
Samsung Electronics Co., Ltd. (b)	1,224	1,556,920

Software - 2.00%
Activision Blizzard, Inc.	32,539	542,425
Microsoft Corp.	44,200	1,472,302
Oracle Corp.	41,197	1,366,505
Symantec Corp.	64,272	1,590,732
		4,971,964

Specialty Retail - 5.01%
ABC-Mart, Inc. (b)	19,800	966,023
Asbury Automotive Group,
Inc. (a)	29,835	1,587,222
Bed Bath & Beyond, Inc. (a)	12,913	998,950
CarMax, Inc. (a)	25,006	1,212,041
Foot Locker, Inc.	30,153	1,023,393
The Home Depot, Inc.	25,807	1,957,461
Lithia Motors, Inc. - Class A	22,189	1,618,909
O’Reilly Automotive, Inc. (a)	12,516	1,596,916
TJX Cos, Inc.	26,112	1,472,456
		12,433,371

Textiles, Apparel & Luxury Goods - 0.36%
Christian Dior SA (b)	4,578	898,495

Tobacco - 0.44%
Philip Morris International, Inc.	12,746	1,103,676

Trading Companies & Distributors - 0.35%
Mitsubishi Corp. (b)	42,200	856,821

72 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 70.35% (continued)

Wireless Telecommunication Services - 1.33%
China Mobile, Ltd. - ADR	13,866	$782,458
Crown Castle International
Corp. (a)	11,819	863,142
Turkcell Iletisim Hizmetleri
AS - ADR (a)	48,679	718,015
Vodafone Group PLC - ADR	26,827	943,774
		3,307,389
TOTAL COMMON STOCKS
(Cost $149,558,843)		$174,577,449

INVESTMENT COMPANIES - 8.55%

Exchange Traded Funds - 8.55%
iShares CMBS ETF	9,805	$505,767
iShares Floating Rate Bond ETF	15,000	760,500
iShares JP Morgan USD
Emerging Markets Bond ETF	11,600	1,264,400
iShares MBS ETF	65,392	6,926,321
PIMCO 0-5 Year High Yield
Corporate Bond Index Exchange-
Traded Fund	7,765	814,548
PowerShares Build America
Bond Portfolio	114,447	3,123,259
PowerShares Senior Loan
Portfolio	63,906	1,577,200
SPDR Barclays International
Treasury Bond ETF	35,227	2,056,200
Vanguard FTSE Emerging
Markets ETF	18,967	760,766
Vanguard Mortgage-Backed
Securities ETF	66,451	3,422,891
TOTAL INVESTMENT COMPANIES
(Cost $21,866,824)		$21,211,852

	Troy Ounces	Fair Value
PRECIOUS METALS - 3.21%
Gold Bullion (a)	5,992	$7,958,550

TOTAL PRECIOUS METALS
(Cost $5,368,412)		$7,958,550

	Principal
	Amount	Fair Value

CORPORATE BONDS - 4.04%

Capital Markets - 0.92%
Goldman Sachs Group, Inc.
6.150%, 04/01/2018	$1,987,000	$2,272,631

Health Care Providers & Services - 0.52%
Coventry Health Care, Inc.
5.950%, 03/15/2017	1,134,000	1,285,575

Industrial Conglomerates - 0.84%
General Electric Co.
5.250%, 12/06/2017	1,843,000	2,097,613

Oil, Gas & Consumable Fuels - 1.54%
Enterprise Products Operating, LLC
5.600%, 10/15/2014	939,000	986,843
Petrobras International Finance Co.
6.125%, 10/06/2016 (b)	1,456,000	1,588,851
Petrohawk Energy Corp.
7.250%, 08/15/2018	1,141,000	1,237,985
		3,813,679

Tobacco - 0.22%
Altria Group, Inc.
9.700%, 11/10/2018	421,000	556,573
TOTAL CORPORATE BONDS
(Cost $9,592,561)		$10,026,071

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 73

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Principal
	Amount	Fair Value
UNITED STATES TREASURY OBLIGATIONS - 7.94%

United States Treasury Inflation Indexed Bonds - 0.84%
1.250%, 07/15/2020	$985,430	$1,078,122
0.125%, 01/15/2022	1,032,080	1,019,099
		2,097,221

United States Treasury Notes - 7.10%
0.250%, 05/15/2016	1,200,000	1,192,126
0.625%, 11/30/2017	3,700,000	3,624,553
1.375%, 09/30/2018	2,700,000	2,698,102
1.375%, 11/30/2018	1,655,000	1,649,828
1.125%, 05/31/2019	1,900,000	1,847,898
0.875%, 07/31/2019	1,200,000	1,145,626
1.000%, 11/30/2019	2,800,000	2,670,718
2.125%, 08/31/2020	2,760,000	2,784,365
		17,613,216

TOTAL UNITED STATES TREASURY
OBLIGATIONS (Cost $20,077,384)		$19,710,437

FOREIGN GOVERNMENT BONDS/NOTES - 2.85%
Province of Manitoba Canada
1.300%, 04/03/2017 (b)	$2,500,000	$2,519,405
1.750%, 05/30/2019 (b)	2,300,000	2,264,601
		4,784,006

Province of Ontario Canada
4.000%, 10/07/2019 (b)	2,100,000	2,286,417
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $7,268,031)		$7,070,423

Shares		Fair Value
SHORT-TERM INVESTMENTS - 2.74%

Money Market Funds - 2.74%
Fidelity Institutional Money Market
Funds - Government Portfolio,
0.01% (c)	6,800,403	$6,800,403
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,800,403)		$6,800,403

Total Investments
(Cost $220,532,458) - 99.68%		$247,355,185

Other Assets in Excess of
Liabilities - 0.32%		800,444

TOTAL NET ASSETS - 100.00%		$248,155,629

Percentages are stated as a percent of net assets.
ADR      American Depository Receipt
NVDR   Non-Voting Depository Receipt
(a)   Non-income producing security.
(b)   Foreign issued security.
(c)   The rate quoted is the annualized seven-day yield as of September 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

74 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 64.20%

Aerospace & Defense - 0.89%
Alliant Techsystems, Inc.	14,530	$1,417,547
L-3 Communications Holdings,
Inc.	19,433	1,836,418
		3,253,965

Airlines - 3.17%
Alaska Air Group, Inc.	24,486	1,533,313
Delta Air Lines, Inc.	126,510	2,984,371
JetBlue Airways Corp. (a)	328,272	2,186,291
Ryanair Holdings PLC - ADR	30,070	1,495,682
U.S. Airways Group, Inc. (a)	144,831	2,745,996
Westjet Airlines, Ltd. (b)	27,454	659,664
		11,605,317

Auto Components - 6.17%
Brembo SpA (b)	43,456	1,133,290
Cie Generale des Etablissements
Michelin (b)	23,761	2,635,138
Continental AG (b)	17,991	3,049,936
Dana Holding Corp.	65,216	1,489,534
GKN PLC (b)	261,725	1,448,009
Lear Corp.	25,397	1,817,663
Leoni AG (b)	23,783	1,445,200
Magna International, Inc. (b)	30,509	2,518,823
Plastic Omnium SA (b)	50,547	1,278,799
Showa Corp. (b)	102,200	1,378,070
Sumitomo Rubber Industries,
Ltd. (b)	72,500	1,122,179
Tianneng Power International,
Ltd. (b)	770,000	299,973
TRW Automotive Holdings
Corp. (a)	41,566	2,964,072
		22,580,686

Automobiles - 3.65%
Daihatsu Motor Co. Ltd. (b)	33,000	641,309
Dongfeng Motor Group Co.,
Ltd. (b)	396,000	602,431
Ford Motor Co.	123,831	2,089,029

	Shares	Fair Value
Automobiles - 3.65% (continued)
Geely Automobile Holdings,
Ltd. (b)	1,155,000	$595,236
General Motors Co. (a)	59,275	2,132,122
Hyundai Motor Co. (b)	6,276	1,464,273
Kia Motors Corp. (b)	24,950	1,514,626
Nissan Motor Co., Ltd. (b)	127,500	1,286,823
Tata Motors, Ltd. - ADR	37,192	990,051
Thor Industries, Inc.	13,837	803,099
Volkswagen AG (b)	5,408	1,226,837
		13,345,836

Chemicals - 0.21%
Dongyue Group (b)	1,549,000	753,518

Commercial Banks - 4.58%
BB&T Corp.	32,279	1,089,416
Fifth Third Bancorp	123,971	2,236,437
Huntington Bancshares, Inc.	289,409	2,390,518
KeyCorp	112,168	1,278,715
PNC Financial Services
Group, Inc.	31,198	2,260,295
Popular, Inc. (a)(b)	34,546	906,142
Regions Financial Corp.	220,734	2,043,997
SunTrust Banks, Inc.	55,403	1,796,165
Synovus Financial Corp.	365,188	1,205,120
Webster Financial Corp.	60,986	1,556,973
		16,763,778

Computers & Peripherals - 0.43%
Western Digital Corp.	24,612	1,560,401

Containers & Packaging - 0.79%
Graphic Packaging Holding
Co. (a)	130,654	1,118,398
Smurfit Kappa Group PLC (b)	78,361	1,771,731
		2,890,129

Diversified Financial Services - 0.98%
Investor AB - Class B (b)	60,974	1,849,190
Leucadia National Corp.	63,843	1,739,083
		3,588,273

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	75

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 64.20% (continued)

Diversified Telecommunication Services - 0.24%
Asia Pacific Telecom Co.,
Ltd. (b)	1,470,521	$872,853

Electronic Equipment,
Instruments & Components - 5.13%
Arrow Electronics, Inc. (a)	33,272	1,614,690
Avnet, Inc.	39,144	1,632,696
Daeduck GDS Co., Ltd. (b)	44,990	875,061
Delta Electronics Thailand
PCL - NVDR	490,600	775,234
FUJIFILM Holdings Corp. (b)	99,600	2,400,346
Hexagon AB - Class B (b)	56,631	1,707,163
Hon Hai Precision Industry
Co., Ltd. (b)	726,000	1,863,170
Jabil Circuit, Inc.	68,637	1,488,050
Samsung SDI Co., Ltd. (b)	13,257	2,310,244
Sanmina Corp. (a)	78,415	1,371,479
SYNNEX Corp. (a)	25,229	1,550,322
Tech Data Corp. (a)	23,652	1,180,471
		18,768,926

Food & Staples Retailing - 3.81%
Aeon Co., Ltd. (b)	168,100	2,320,286
Arcs Co., Ltd. (b)	46,200	857,407
Delhaize Group SA (b)	47,885	3,017,888
Matsumotokiyoshi Holdings
Co., Ltd. (b)	38,500	1,245,068
Migros Ticaret AS (a)(b)	80,340	675,380
Safeway, Inc.	104,925	3,356,551
Wal-Mart Stores, Inc.	33,048	2,444,230
		13,916,810

Household Durables - 0.33%
Helen of Troy, Ltd. (a)(b)	27,498	1,215,412

Insurance - 11.31%
Ageas (b)	48,202	1,953,207
Allianz SE (b)	14,980	2,356,781
Allstate Corp.	33,147	1,675,581

	Shares	Fair Value
Insurance - 11.31% (continued)
American International
Group, Inc.	54,644	$2,657,338
Assurant, Inc.	24,805	1,341,950
Baloise Holding AG (b)	18,572	2,054,316
Catlin Group, Ltd. (b)	119,685	937,947
Endurance Specialty Holdings,
Ltd. (b)	24,355	1,308,351
Everest Re Group, Ltd. (b)	16,882	2,454,812
Genworth Financial, Inc. -
Class A (a)	167,251	2,139,140
Gjensidige Forsikring ASA (b)	65,679	991,460
Hannover Rueck SE (b)	29,674	2,180,632
Liberty Holdings, Ltd. (b)	78,340	913,423
Muenchener Rueckversicherungs
AG (b)	12,507	2,444,891
PartnerRe, Ltd. (b)	23,487	2,150,000
Platinum Underwriters Holdings,
Ltd. (b)	18,639	1,113,307
Powszechny Zaklad Ubezpieczen
SA (b)	12,201	1,655,113
SCOR SE (b)	70,778	2,345,643
Swiss Re AG (b)	28,322	2,346,491
Talanx AG (b)	32,305	1,088,036
Topdanmark A/S (a)(b)	41,166	1,059,552
Unum Group	54,332	1,653,866
Validus Holdings, Ltd. (b)	53,336	1,972,365
Vienna Insurance Group AG Wiener
Versicherung Gruppe (b)	10,672	548,087
		41,342,289

Media - 6.79%
CBS Corp. - Class B	27,333	1,507,688
CyberAgent, Inc. (b)	28,000	775,497
DIRECTV (a)	19,268	1,151,263
Hakuhodo DY Holdings, Inc. (b)	132,800	989,577
Havas SA (b)	89,570	699,859
Interpublic Group of Cos, Inc.	198,535	3,410,831
ITV PLC (b)	656,125	1,861,807
Liberty Media Corp. - Class A (a)	8,243	1,212,957

76	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 64.20% (continued)

Media - 6.79% (continued)
Metropole Television SA (b)	66,953	$1,435,508
Omnicom Group, Inc.	45,739	2,901,682
ProSiebenSat.1 Media AG (b)	34,279	1,456,881
Publicis Groupe SA (b)	31,619	2,515,236
REA Group, Ltd. (b)	16,943	598,278
TV Asahi Corp. (b)	68,200	1,587,119
WPP PLC - ADR	26,478	2,725,645
		24,829,828

Office Electronics - 0.49%
Xerox Corp.	175,845	1,809,445

Oil, Gas & Consumable Fuels - 0.48%
Hess Corp.	22,916	1,772,323

Paper & Forest Products - 3.39%
China Forestry Holdings
Co., Ltd. (a)(b)(d)(e)	2,484,000	48,041
Clearwater Paper Corp. (a)	19,019	908,538
Domtar Corp. (b)	31,395	2,493,391
Hokuetsu Kishu Paper Co.,
Ltd. (b)	246,500	1,168,749
KapStone Paper and Packaging
Corp.	37,535	1,606,498
Louisiana-Pacific Corp. (a)	78,261	1,376,611
Norbord, Inc. (b)	32,868	958,231
Resolute Forest Products,
Inc. (a)(b)	38,970	515,183
Schweitzer-Mauduit International,
Inc.	54,572	3,303,243
		12,378,485

Road & Rail - 3.89%
AMERCO	7,001	1,289,094
Canadian National Railway
Co. (b)	21,079	2,136,778
CSX Corp.	93,550	2,407,977
DSV A/S (b)	40,214	1,141,131
Norfolk Southern Corp.	23,190	1,793,746

	Shares	Fair Value
Road & Rail - 3.89% (continued)
Ryder System, Inc.	15,827	$944,872
Stagecoach Group PLC (b)	229,809	1,212,938
TransForce, Inc. (b)	21,355	449,262
Union Pacific Corp.	11,320	1,758,449
Werner Enterprises, Inc.	46,358	1,081,532
		14,215,779

Semiconductors & Semiconductor
Equipment - 4.76%
A-DATA Technology Co.,
Ltd. (b)	317,000	871,736
Advanced Semiconductor
Engineering, Inc. - ADR	225,699	1,078,841
Broadcom Corp. - Class A	29,663	771,535
Cirrus Logic, Inc. (a)	45,312	1,027,676
CSR PLC (b)	77,255	643,790
Dialog Semiconductor
PLC (a)(b)	55,635	1,065,222
First Solar, Inc. (a)	23,376	939,949
Iljin Display Co., Ltd. (b)	39,410	626,155
Intel Corp.	92,852	2,128,168
Magnachip Semiconductor
Corp. (a)(b)	40,083	862,987
NVIDIA Corp.	113,616	1,767,865
Radiant Opto-Electronics
Corp. (b)	139,050	495,937
Realtek Semiconductor
Corp. (b)	234,320	572,436
Samsung Electronics Co.,
Ltd. (b)	1,669	2,122,958
Shindengen Electric
Manufacturing Co., Ltd. (b)	127,000	928,160
Sigurd Microelectronics
Corp. (b)	563,000	540,989
Skyworks Solutions, Inc. (a)	39,047	969,927
		17,414,331

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	77

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 64.20% (continued)

Wireless Telecommunication Services - 2.71%
China Mobile, Ltd. - ADR	43,033	$2,428,352
Freenet AG (b)	50,347	1,216,368
M1, Ltd. (b)	228,000	596,858
NTT DoCoMo, Inc. - ADR	142,572	2,312,518
Tele2 AB - Class B (b)	177,402	2,267,881
T-Mobile US, Inc. (a)	42,258	1,097,440
		9,919,417
TOTAL COMMON STOCKS
(Cost $193,490,322)		$234,797,801

PREFERRED STOCKS - 0.73%

Automobiles - 0.50%
Porsche Automobil Holding
SE (b)	20,827	$1,818,065

Containers & Packaging - 0.23%
Klabin SA (b)	163,800	855,104
TOTAL PREFERRED STOCKS
(Cost $2,498,257)		$2,673,169

INVESTMENT COMPANIES - 10.09%

Exchange Traded Funds - 10.09%
CurrencyShares Japanese
Yen Trust (f)	95,068	$9,456,414
iShares CMBS ETF	13,500	696,364
iShares Floating Rate Bond ETF	42,400	2,149,680
iShares JP Morgan USD
Emerging Markets Bond ETF	9,552	1,041,168
iShares MBS ETF	92,428	9,789,974
PIMCO 0-5 Year High Yield
Corporate Bond Index Exchange-
Traded Fund	13,381	1,403,667
PowerShares Build America
Bond Portfolio	65,000	1,773,850

	Shares	Fair Value
Exchange Traded Funds - 10.09% (continued)
PowerShares International
Corporate Bond Portfolio	36,500	$1,066,895
PowerShares Senior Loan
Portfolio	34,020	839,613
SPDR Barclays International
Corporate Bond ETF	30,200	1,092,636
SPDR Barclays International
Treasury Bond ETF	66,943	3,907,463
SPDR Barclays Short Term
High Yield Bond ETF	27,533	840,858
SPDR Barclays Short Term
International Treasury Bond
ETF	78,546	2,831,583

TOTAL INVESTMENT COMPANIES
(Cost $37,113,667)		$36,890,165

	Troy Ounces	Fair Value

PRECIOUS METALS - 2.17%
Gold Bullion (a)	5,980	$7,943,138
TOTAL PRECIOUS METALS
(Cost $6,139,597)		$7,943,138

	Principal
	Amount	Fair Value

CORPORATE BONDS - 2.65%

Biotechnology - 0.21%
Amgen, Inc.
4.100%, 06/15/2021	$731,000	$755,309

Diversified Financial Services - 0.32%
JPMorgan Chase & Co.
3.150%, 07/05/2016	1,120,000	1,175,150

78	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Principal
	Amount	Fair Value
CORPORATE BONDS - 2.65% (continued)

Diversified Telecommunication Services - 0.17%
Cellco Partnership / Verizon
Wireless Capital LLC
5.550%, 02/01/2014	$631,000	$640,842

Electric Utilities - 0.18%
Duke Energy Corp.
3.950%, 09/15/2014	640,000	660,191

Industrial Conglomerates - 0.32%
General Electric Co.
5.250%, 12/06/2017	1,025,000	1,166,605

Internet & Catalog Retail - 0.31%
Expedia, Inc.
7.456%, 08/15/2018	970,000	1,126,641

Oil, Gas & Consumable Fuels - 0.85%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	808,000	907,287
Enterprise Products Operating LLC
5.600%, 10/15/2014	523,000	549,647
Petrobras International Finance Co.
6.125%, 10/06/2016 (b)	810,000	883,908
Petrohawk Energy Corp.
7.250%, 08/15/2018	692,000	750,820
		3,091,662

Real Estate Investment Trusts (REITs) - 0.21%
Vornado Realty LP
4.250%, 04/01/2015	745,000	773,422

Tobacco - 0.08%
Altria Group, Inc.
9.700%, 11/10/2018	233,000	308,032
TOTAL CORPORATE BONDS
(Cost $9,366,024)		$9,697,854

	Principal
	Amount	Fair Value

UNITED STATES TREASURY
OBLIGATIONS - 2.92%
United States Treasury Notes - 2.92%
1.375%, 11/30/2015	$2,590,000	$2,645,442
1.375%, 11/30/2018	1,350,000	1,345,781
2.125%, 08/31/2020	6,611,000	6,669,362

TOTAL UNITED STATES TREASURY
OBLIGATIONS (Cost $10,624,551)		$10,660,585

FOREIGN GOVERNMENT BONDS - 7.51%
Canadian Government
2.500%, 06/01/2015 (b)
CAD	1,400,000	$1,389,453
Federal Republic of Germany
4.250%, 07/04/2018 (b)
EUR	1,630,000	2,575,390
3.500%, 07/04/2019 (b)
EUR	1,630,000	2,528,311
		5,103,701

Government of UK
2.000%, 01/22/2016 (b)
GPB	1,700,000	2,837,819

Kingdom of Spain
3.300%, 07/30/2016 (b)
EUR	1,300,000	1,808,231
3.750%, 10/31/2018 (b)
EUR	2,620,000	3,639,034
4.000%, 04/30/2020 (b)
EUR	1,600,000	2,206,813
		7,654,078

Province of Manitoba Canada
1.300%, 04/03/2017 (b)
USD	2,100,000	2,116,300

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	79

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

	Principal
	Amount	Fair Value
FOREIGN GOVERNMENT BONDS - 7.51%
(continued)
Republic of Italy
3.750%, 04/15/2016 (b)
EUR	1,300,000	$1,825,114
4.500%, 08/01/2018 (b)
EUR	1,550,000	2,209,313
4.500%, 03/01/2019 (b)
EUR	1,770,000	2,509,244
4.250%, 09/01/2019 (b)
EUR	1,270,000	1,777,705
		8,321,376

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $26,936,990)		$27,422,727

Shares		Fair Value

SHORT-TERM INVESTMENTS - 5.72%

Money Market Funds - 5.72%
Fidelity Institutional Money Market
Funds - Government Portfolio,
0.01% (c)	20,926,701	$20,926,701
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,926,701)		$20,926,701

Total Investments
(Cost $307,096,109) - 95.99%		$351,012,140
Other Assets in Excess of
Liabilities - 4.01% (g)		14,682,253
TOTAL NET ASSETS - 100.00%		$365,694,393

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt
CAD	Canadian Dollar
EUR	Euro
GPB	British Pound
NVDR	Non-Voting Depository Receipt
USD	U.S. Dollar

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2013.
(d)	Illiquid Security. The fair value of these securities total $48,041, which represents 0.01% of total net assets.
(e)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of the Leuthold Funds due to a halt in trading of the security on January 26, 2011.
(f)	Affiliated security (see Note 2).
(g)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

80	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2013

		Percentage
	Fair	of Total
	Value	Investments
CURRENCY EXPOSURE
September 30, 2013
Australian Dollar	$598,278	0.17%
Brazilian Real	855,104	0.24
British Pound	8,942,309	2.55
Canadian Dollar	3,456,610	0.98
Danish Kroner	2,200,683	0.63
Euro	59,762,389	17.03
Hong Kong Dollar	2,299,199	0.66
Japanese Yen	16,700,588	4.76
New Taiwan Dollar	5,217,121	1.49
New Turkish Lira	675,380	0.19
Norwegian Krone	991,460	0.28
Polish Zloty	1,655,113	0.47
Singapore Dollar	596,858	0.17
South African Rand	913,423	0.26
South Korea Won	8,913,316	2.54
Swedish Krona	5,824,234	1.66
Swiss Franc	4,400,808	1.25
Thai Baht	775,234	0.22
US Dollar	218,290,895	62.19
	343,069,002	97.74%
Precious Metals	7,943,138	2.26%
Total Investments	$351,012,140	100.00%

		Percentage
	Fair	of Total
	Value	Investments
PORTFOLIO DIVERSIFICATION
September 30, 2013
Australia	$598,278	0.17%
Austria	548,087	0.16
Belgium	4,971,095	1.42
Bermuda	11,152,194	3.18
Brazil	1,739,012	0.49
Britain	7,892,189	2.25
Canada	13,237,085	3.77
China	1,403,990	0.40
Denmark	2,200,683	0.63
France	10,910,183	3.11
Germany	24,452,550	6.97
Hong Kong	3,323,561	0.95
India	990,051	0.28
Ireland	3,267,413	0.93
Italy	9,454,666	2.69
Japan	19,013,108	5.42
Norway	991,460	0.28
Poland	1,655,113	0.47
Puerto Rico	906,142	0.26
Singapore	596,858	0.17
South Africa	913,423	0.26
South Korea	9,776,304	2.79
Spain	7,654,078	2.18
Sweden	5,824,234	1.66
Switzerland	4,400,807	1.25
Taiwan	6,295,962	1.79
Thailand	775,234	0.22
Turkey	675,380	0.19
United Kingdom	2,837,819	0.81
United States	184,612,043	52.59
	343,069,002	97.74%
Precious Metals	7,943,138	2.26%
Total Investments	$351,012,140	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	81

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 3.18%

Air Freight & Logistics - 0.05%
United Parcel Service, Inc. -
Class B	1,799	$164,375

Beverages - 0.04%
Treasury Wine Estates, Ltd. (b)	33,000	136,261

Chemicals - 0.12%
Mexichem SAB de CV (b)	28,200	122,952
Praxair, Inc.	1,319	158,557
Taiyo Nippon Sanso Corp. (b)	21,000	141,156
		422,665

Communications Equipment - 0.10%
Palo Alto Networks, Inc.	2,617	119,911
Riverbed Technology, Inc.	10,171	148,395
Wi-Lan, Inc. (b)	28,631	110,905
		379,211

Construction & Engineering - 0.04%
Toyo Engineering Corp. (b)	34,000	147,354

Construction Materials - 0.08%
Anhui Conch Cement Co.,
Ltd. (b)	41,000	131,875
James Hardie Industries PLC (b)	16,441	163,751
		295,626

Electric Utilities - 0.03%
CPFL Energia SA - ADR	7,060	121,785

Energy Equipment & Services - 0.09%
FMC Technologies, Inc.	2,864	158,723
Hornbeck Offshore Services, Inc.	2,684	154,169
		312,892

	Shares	Fair Value
Food Products - 0.16%
B&G Foods, Inc.	4,006	$138,407
Grupo Bimbo SAB de CV (b)	43,300	133,775
Tingyi Cayman Islands Holding
Corp. (b)	54,000	143,235
Yakult Honsha Co., Ltd. (b)	3,000	150,623
		566,040

Gas Utilities - 0.08%
ONEOK, Inc.	2,650	141,298
South Jersey Industries, Inc.	2,363	138,425
		279,723

Health Care Providers & Services - 0.12%
Acadia Healthcare Co., Inc.	4,337	171,008
Emeritus Corp.	6,034	111,810
VCA Antech, Inc.	5,865	161,053
		443,871

Hotels, Restaurants & Leisure - 0.04%
Domino’s Pizza Group PLC (b)	14,965	141,490

Household Products - 0.04%
Church & Dwight Co., Inc.	2,362	141,838

Independent Power Producers &
Energy Traders - 0.04%
APR Energy PLC (b)	8,900	139,977

Internet & Catalog Retail - 0.04%
Amazon.com, Inc.	478	149,442

Internet Software & Services - 0.10%
OpenTable, Inc.	2,239	156,685
Opera Software ASA (b)	18,742	198,799
		355,484

Machinery - 0.04%
MAN SE (b)	1,339	159,645

82 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 3.18% (continued)

Media - 0.05%
Seven West Media, Ltd. (b)	73,223	$164,077

Metals & Mining - 0.27%
Cia Siderurgica Nacional
SA - ADR	25,706	109,764
Compass Minerals International,
Inc.	1,635	124,701
HudBay Minerals, Inc. (b)	18,522	151,585
Kyoei Steel, Ltd. (b)	9,600	175,500
Minera Frisco SAB de CV (b)	45,300	117,667
Rio Tinto PLC - ADR	3,743	182,509
Vale SA - ADR	8,824	137,743
		999,469

Multiline Retail - 0.04%
Harvey Norman Holdings, Ltd. (b)	53,239	158,219

Multi-Utilities - 0.04%
Dominion Resources, Inc.	2,369	148,015

Oil, Gas & Consumable Fuels - 0.45%
ARC Resources, Ltd. (b)	7,087	180,744
Buru Energy, Ltd. (b)	60,641	95,480
Cameco Corp. (b)	7,589	137,133
CONSOL Energy, Inc.	4,179	140,623
Kinder Morgan, Inc.	3,866	137,514
MEG Energy Corp. (b)	4,485	154,747
Pembina Pipeline Corp. (b)	4,285	142,022
Range Resources Corp.	1,875	142,294
Trilogy Energy Corp. (b)	6,277	178,734
Western Gas Equity Partners LP	3,913	145,525
Williams Companies, Inc.	4,876	177,291
		1,632,107

Personal Products - 0.04%
Hengan International Group
Co., Ltd. (b)	13,800	161,492

	Shares	Fair Value
Pharmaceuticals - 0.04%
Bristol-Myers Squibb Co.	3,351	$155,084

Professional Services - 0.17%
Advisory Board Co.	2,512	149,414
Bureau Veritas SA (b)	4,629	146,114
Corporate Executive Board Co.	2,452	178,064
IHS, Inc. - Class A	1,380	157,568
		631,160

Real Estate Management &
Development - 0.08%
Kennedy-Wilson Holdings, Inc.	8,530	158,317
Mitsubishi Estate Co., Ltd. (b)	5,000	148,178
		306,495

Semiconductors & Semiconductor
Equipment - 0.12%
Aixtron SE (b)	8,653	146,053
ASM Pacific Technology, Ltd. (b)	13,300	135,109
ASML Holding NV - NYS	1,699	167,793
		448,955

Software - 0.17%
Fortinet, Inc.	6,153	124,660
Red Hat, Inc.	3,152	145,433
Salesforce.com, Inc.	3,185	165,333
Ultimate Software Group, Inc.	1,291	190,294
		625,720

Specialty Retail - 0.09%
Fast Retailing Co., Ltd. (b)	400	150,861
Five Below, Inc.	4,347	190,181
		341,042

Textiles, Apparel & Luxury Goods - 0.10%
Lululemon Athletica, Inc. (b)	2,287	167,157
Wolverine World Wide, Inc.	3,159	183,948
		351,105

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 83

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 3.18% (continued)

Thrifts & Mortgage Finance - 0.04%
TFS Financial Corp.	13,049	$156,196

Tobacco - 0.13%
Altria Group, Inc.	4,691	161,136
Imperial Tobacco Group PLC (b)	4,395	162,473
Vector Group, Ltd.	10,333	166,362
		489,971

Transportation Infrastructure - 0.05%
Groupe Eurotunnel SA (b)	18,143	165,337

Water Utilities - 0.09%
Beijing Enterprises Water Group,
Ltd. (b)	426,000	177,734
Pennon Group PLC (b)	14,855	168,164
		345,898
TOTAL COMMON STOCKS
(Proceeds $11,232,328)		$11,638,021

INVESTMENT COMPANIES - 0.49%

Exchange Traded Funds - 0.49%
iShares MSCI EAFE ETF	12,808	$817,022
iShares MSCI Emerging
Markets ETF	8,159	332,643
iShares MSCI South Korea
Capped ETF	5,151	316,941
iShares MSCI Taiwan ETF	23,927	333,064
TOTAL INVESTMENT COMPANIES
(Proceeds $1,709,729)		$1,799,670

TOTAL SECURITIES SOLD SHORT
(Proceeds $12,942,057) - 3.67%		$13,437,691

Percentages are stated as a percent of net assets.
ADR   American Depository Receipt
NYS    New York Registry Shares
(a)      All securities sold short are non-income producing.
(b)      Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

84 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Schedule of Investments
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 98.48%

Aerospace & Defense - 6.39%
AAR Corp.	1,450	$39,629
Alliant Techsystems, Inc.	565	55,121
Boeing Co.	721	84,717
Exelis, Inc.	3,712	58,316
L-3 Communications Holdings, Inc.	609	57,551
Lockheed Martin Corp.	676	86,224
Moog, Inc. - Class A (a)	542	31,799
Northrop Grumman Corp.	894	85,162
Raytheon Co.	977	75,297
Triumph Group, Inc.	751	52,735
		626,551

Airlines - 6.56%
Alaska Air Group, Inc.	1,630	102,070
Copa Holdings SA - Class A (b)	804	111,491
Delta Air Lines, Inc.	4,749	112,029
Ryanair Holdings PLC - ADR	1,856	92,317
Southwest Airlines Co.	8,100	117,936
U.S. Airways Group, Inc. (a)	5,658	107,276
		643,119

Computers & Peripherals - 4.95%
EMC Corp.	3,870	98,917
Lexmark International, Inc. -
Class A	3,201	105,633
SanDisk Corp.	1,585	94,324
Seagate Technology PLC (b)	2,134	93,341
Western Digital Corp.	1,473	93,388
		485,603

Consumer Finance - 7.77%
American Express Co.	1,262	95,306
Capital One Financial Corp.	3,163	217,425
Discover Financial Services	4,433	224,044
Ezcorp, Inc. - Class A (a)	1,555	26,248
Portfolio Recovery Associates,
Inc. (a)	1,059	63,476
SLM Corp.	5,455	135,830
		762,329

	Shares	Fair Value
Diversified Consumer Services - 6.67%
Apollo Group, Inc. - Class A (a)	7,401	$154,015
Bridgepoint Education, Inc. (a)	1,698	30,632
Bright Horizons Family
Solutions, Inc. (a)	1,337	47,905
Capella Education Co. (a)	1,059	59,897
DeVry, Inc.	4,861	148,552
ITT Educational Services,
Inc. (a)	1,638	50,778
New Oriental Education &
Technology Group - ADR	4,546	113,195
Strayer Education, Inc.	1,187	49,284
		654,258

Diversified Financial Services - 3.76%
CBOE Holdings, Inc.	2,329	105,341
Interactive Brokers Group,
Inc. - Class A	4,215	79,116
Moody’s Corp.	2,622	184,405
		368,862

Electronic Equipment, Instruments &
Components - 4.05%
Benchmark Electronics, Inc. (a)	2,217	50,747
Flextronics International,
Ltd. (a)(b)	8,814	80,119
Jabil Circuit, Inc.	4,260	92,357
Sanmina Corp. (a)	2,968	51,910
TE Connectivity, Ltd. (b)	2,352	121,787
		396,920

Food & Staples Retailing - 6.10%
CVS Caremark Corp.	4,794	272,059
Walgreen Co.	6,071	326,620
		598,679

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 85

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 98.48% (continued)

Health Care Providers & Services - 16.34%
Aetna, Inc.	1,676	$107,297
AmerisourceBergen Corp.	2,525	154,277
Cardinal Health, Inc.	2,878	150,088
CIGNA Corp.	954	73,324
HCA Holdings, Inc.	2,457	105,037
HealthSouth Corp.	1,811	62,443
Henry Schein, Inc. (a)	917	95,093
Humana, Inc.	917	85,584
Magellan Health Services, Inc. (a)	1,127	67,575
McKesson Corp.	1,360	174,488
Molina Healthcare, Inc. (a)	1,383	49,235
PharMerica Corp. (a)	2,322	30,813
UnitedHealth Group, Inc.	2,096	150,094
Universal Health Services,
Inc. - Class B	1,623	121,709
WellCare Health Plans, Inc. (a)	894	62,348
WellPoint, Inc.	1,352	113,041
		1,602,446

Insurance - 6.07%
American Financial Group, Inc.	1,878	101,525
American International Group,
Inc.	3,073	149,440
Assurant, Inc.	1,788	96,731
Genworth Financial, Inc. -
Class A (a)	8,205	104,942
Hartford Financial Services
Group, Inc.	4,568	142,156
		594,794

IT Services - 12.52%
Accenture PLC - Class A (b)	872	64,214
Alliance Data Systems Corp. (a)	270	57,097
Amdocs, Ltd.	1,165	42,686
Cognizant Technology Solutions
Corp. - Class A (a)	579	47,547
Computer Sciences Corp.	1,525	78,904
Convergys Corp.	2,119	39,731

	Shares	Fair Value
IT Services - 12.52% (continued)
DST Systems, Inc.	834	$62,892
Fiserv, Inc. (a)	706	71,341
FleetCor Technologies, Inc. (a)	541	59,597
Gartner, Inc. (a)	751	45,060
Global Payments, Inc.	781	39,893
International Business Machines
Corp.	571	105,738
Jack Henry & Associates, Inc.	1,074	55,429
Mastercard, Inc. - Class A	233	156,758
Sapient Corp. (a)	3,779	58,839
Total System Services, Inc.	1,398	41,129
Visa, Inc. - Class A	819	156,511
Western Union Co.	2,382	44,448
		1,227,814

Media - 2.41%
Interpublic Group of Cos, Inc.	13,735	235,967

Road & Rail - 5.38%
Canadian Pacific Railway, Ltd. (b)	962	118,615
CSX Corp.	3,877	99,794
Norfolk Southern Corp.	1,728	133,661
Union Pacific Corp.	1,127	175,068
		527,138

Semiconductors & Semiconductor
Equipment - 0.99%
Synaptics, Inc. (a)	2,194	97,150

Specialty Retail - 8.52%
Advance Auto Parts, Inc.	1,450	119,886
Asbury Automotive Group, Inc. (a)	2,359	125,499
AutoZone, Inc. (a)	210	88,773
CarMax, Inc. (a)	2,029	98,346
Lithia Motors, Inc. - Class A	2,089	152,413
O’Reilly Automotive, Inc. (a)	1,232	157,191
Penske Automotive Group, Inc.	2,179	93,109
		835,217
TOTAL COMMON STOCKS
(Cost $7,736,965)		$9,656,847

86 The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 4.18%

Money Market Funds - 4.18%
Fidelity Institutional Money Market
Funds - Government Portfolio,
0.01% (c)	409,818	$409,818
TOTAL SHORT-TERM INVESTMENTS
(Cost $409,818)		$409,818

Total Investments
(Cost $8,146,783) - 102.66%		$10,066,665
Liabilities in Excess of Other Assets - (2.66)%		(261,134)
TOTAL NET ASSETS - 100.00%		$9,805,531

Percentages are stated as a percent of net assets.
ADR   American Depository Receipt
(a)      Non-income producing security.
(b)      Foreign issued security.
(c)     The rate quoted is the annualized seven-day yield as of September 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report 87

Leuthold Global Industries Fund
Schedule of Investments
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 95.48%

Aerospace & Defense - 1.34%
Alliant Techsystems, Inc.	860	$83,902
L-3 Communications Holdings, Inc.	1,162	109,809
		193,711

Airlines - 4.73%
Alaska Air Group, Inc.	1,436	89,922
Delta Air Lines, Inc.	7,624	179,850
JetBlue Airways Corp. (a)	19,259	128,265
Ryanair Holdings PLC - ADR	1,764	87,742
U.S. Airways Group, Inc. (a)	8,497	161,103
Westjet Airlines, Ltd. (b)	1,610	38,685
		685,567

Auto Components - 9.10%
Brembo SpA (b)	2,538	66,189
Cie Generale des Etablissements
Michelin (b)	1,388	153,932
Continental AG (b)	1,051	178,171
Dana Holding Corp.	3,806	86,929
GKN PLC (b)	15,271	84,488
Lear Corp.	1,545	110,576
Leoni AG (b)	1,388	84,343
Magna International, Inc. (b)	1,806	149,103
Plastic Omnium SA (b)	2,952	74,683
Showa Corp. (b)	6,000	80,904
Sumitomo Rubber Industries,
Ltd. (b)	4,300	66,557
Tianneng Power International,
Ltd. (b)	36,000	14,025
TRW Automotive Holdings
Corp. (a)	2,376	169,433
		1,319,333

	Shares	Fair Value
Automobiles - 5.40%
Daihatsu Motor Co. Ltd. (b)	2,000	$38,867
Dongfeng Motor Group Co.,
Ltd. (b)	22,000	33,468
Ford Motor Co.	7,287	122,932
Geely Automobile Holdings,
Ltd. (b)	65,000	33,498
General Motors Co. (a)	3,467	124,708
Hyundai Motor Co. (b)	368	85,859
Kia Motors Corp. (b)	1,460	88,632
Nissan Motor Co., Ltd. (b)	7,500	75,696
Tata Motors, Ltd. - ADR	2,185	58,165
Thor Industries, Inc.	851	49,392
Volkswagen AG (b)	317	71,913
		783,130

Chemicals - 0.31%
Dongyue Group (b)	91,000	44,267

Commercial Banks - 6.90%
BB&T Corp.	1,894	63,923
Fifth Third Bancorp	7,430	134,037
Huntington Bancshares, Inc.	17,385	143,600
KeyCorp	6,581	75,023
PNC Financial Services Group, Inc.	1,843	133,525
Popular, Inc. (a)(b)	2,075	54,427
Regions Financial Corp.	13,258	122,769
SunTrust Banks, Inc.	3,351	108,640
Synovus Financial Corp.	22,398	73,913
Webster Financial Corp.	3,577	91,321
		1,001,178

Computers & Peripherals - 0.65%
Western Digital Corp.	1,478	93,705

Containers & Packaging - 1.19%
Graphic Packaging Holding
Co. (a)	8,055	68,951
Smurfit Kappa Group PLC (b)	4,592	103,824
		172,775

88	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 95.48% (continued)

Diversified Financial Services - 1.47%
Investor AB - Class B (b)	3,571	$108,299
Leucadia National Corp.	3,866	105,310
		213,609

Diversified Telecommunication Services - 0.27%
Asia Pacific Telecom Co., Ltd. (b)	67,000	39,769

Electronic Equipment, Instruments &
Components - 7.57%
Arrow Electronics, Inc. (a)	1,970	95,604
Avnet, Inc.	2,317	96,642
Daeduck GDS Co., Ltd. (b)	2,700	52,515
Delta Electronics Thailand
PCL (b)	29,700	46,931
FUJIFILM Holdings Corp. (b)	6,100	147,009
Hexagon AB - Class B (b)	3,389	102,163
Hon Hai Precision Industry Co.,
Ltd. (b)	31,900	81,867
Jabil Circuit, Inc.	4,064	88,108
Samsung SDI Co., Ltd. (b)	793	138,193
Sanmina Corp. (a)	4,743	82,955
SYNNEX Corp. (a)	1,526	93,773
Tech Data Corp. (a)	1,450	72,369
		1,098,129

Food & Staples Retailing - 5.63%
Aeon Co., Ltd. (b)	9,800	135,270
Arcs Co., Ltd. (b)	2,700	50,108
Delhaize Group SA (b)	2,810	177,097
Matsumotokiyoshi Holdings
Co., Ltd. (b)	2,300	74,381
Migros Ticaret AS (a)(b)	4,714	39,628
Safeway, Inc.	6,156	196,930
Wal-Mart Stores, Inc.	1,939	143,408
		816,822

	Shares	Fair Value
Household Durables - 0.51%
Helen of Troy, Ltd. (a)(b)	1,687	$74,565

Insurance - 16.82%
Ageas (b)	2,869	116,256
Allianz SE (b)	875	137,662
Allstate Corp.	2,005	101,353
American International Group,
Inc.	3,194	155,324
Assurant, Inc.	1,450	78,445
Baloise Holding AG (b)	1,105	122,228
Catlin Group, Ltd. (b)	7,014	54,967
Endurance Specialty Holdings,
Ltd. (b)	1,428	76,712
Everest Re Group, Ltd. (b)	990	143,956
Genworth Financial, Inc. -
Class A (a)	9,775	125,022
Gjensidige Forsikring ASA (b)	3,837	57,922
Hannover Rueck SE (b)	1,740	127,866
Liberty Holdings, Ltd. (b)	4,591	53,530
Muenchener Rueckversicherungs
AG (b)	733	143,288
PartnerRe, Ltd. (b)	1,378	126,142
Platinum Underwriters Holdings,
Ltd. (b)	1,143	68,271
Powszechny Zaklad Ubezpieczen
SA (b)	725	98,349
SCOR SE (b)	4,151	137,568
Swiss Re AG (b)	1,661	137,615
Talanx AG (b)	1,954	65,811
Topdanmark A/S (a)(b)	2,490	64,089
Unum Group	3,263	99,326
Validus Holdings, Ltd. (b)	3,128	115,673
Vienna Insurance Group AG
Wiener Versicherung Gruppe (b)	623	31,996
		2,439,371

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	89

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 95.48% (continued)

Media - 10.15%
CBS Corp. - Class B	1,599	$88,201
CyberAgent, Inc. (b)	1,700	47,084
DIRECTV (a)	1,150	68,712
Hakuhodo DY Holdings, Inc. (b)	7,900	58,868
Havas SA (b)	5,345	41,763
Interpublic Group of Cos, Inc.	11,847	203,531
ITV PLC (b)	38,370	108,878
Liberty Media Corp. - Class A (a)	482	70,926
Metropole Television SA (b)	3,917	83,983
Omnicom Group, Inc.	2,729	173,128
ProSiebenSat.1 Media AG (b)	2,005	85,214
Publicis Groupe SA (b)	1,887	150,108
REA Group, Ltd. (b)	1,011	35,700
TV Asahi Corp. (b)	4,000	93,086
WPP PLC - ADR	1,580	162,645
		1,471,827

Office Electronics - 0.75%
Xerox Corp.	10,562	108,683

Oil, Gas & Consumable Fuels - 0.73%
Hess Corp.	1,376	106,420

Paper & Forest Products - 5.09%
China Forestry Holdings
Co., Ltd. (a)(b)(d)(e)	116,000	2,243
Clearwater Paper Corp. (a)	1,125	53,741
Domtar Corp. (b)	1,873	148,754
Hokuetsu Kishu Paper Co.,
Ltd. (b)	14,500	68,750
KapStone Paper and Packaging
Corp.	2,239	95,829
Louisiana-Pacific Corp. (a)	4,750	83,553
Norbord, Inc. (b)	1,961	57,171
Resolute Forest Products,
Inc. (a)(b)	2,325	30,736
Schweitzer-Mauduit International,
Inc.	3,256	197,086
		737,863

	Shares	Fair Value
Road & Rail - 5.78%
AMERCO	412	$75,862
Canadian National Railway
Co. (b)	1,239	125,597
CSX Corp.	5,500	141,570
DSV A/S (b)	2,359	66,940
Norfolk Southern Corp.	1,363	105,428
Ryder System, Inc.	928	55,402
Stagecoach Group PLC (b)	13,510	71,306
TransForce, Inc. (b)	1,252	26,339
Union Pacific Corp.	685	106,408
Werner Enterprises, Inc.	2,726	63,598
		838,450
Semiconductors & Semiconductor
Equipment - 6.97%
A-DATA Technology Co., Ltd. (b)	14,000	38,499
Advanced Semiconductor
Engineering, Inc. - ADR	13,348	63,803
Broadcom Corp. - Class A	1,754	45,621
Cirrus Logic, Inc. (a)	2,672	60,601
CSR PLC (b)	4,724	39,367
Dialog Semiconductor PLC (a)(b)	3,245	62,131
First Solar, Inc. (a)	1,399	56,254
Iljin Display Co., Ltd. (b)	2,410	38,291
Intel Corp.	5,585	128,008
Magnachip Semiconductor
Corp. (a)(b)	2,451	52,770
NVIDIA Corp.	6,796	105,746
Radiant Opto-Electronics
Corp. (b)	7,210	25,715
Realtek Semiconductor Corp. (b)	10,100	24,674
Samsung Electronics Co., Ltd. (b)	100	127,199
Shindengen Electric Manufacturing
Co., Ltd. (b)	8,000	58,467
Sigurd Microelectronics
Corp. (b)	28,000	26,905
Skyworks Solutions, Inc. (a)	2,309	57,356
		1,011,407

90	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 95.48% (continued)

Wireless Telecommunication Services - 4.12%
China Mobile, Ltd. - ADR	2,592	$146,267
Freenet AG (b)	2,950	71,271
M1, Ltd. (b)	14,000	36,649
NTT DOCOMO, Inc. - ADR	8,588	139,298
Tele2 AB - Class B (b)	10,687	136,621
T-Mobile US, Inc. (a)	2,590	67,262
		597,368
TOTAL COMMON STOCKS
(Cost $12,046,601)		$13,847,949

PREFERRED STOCKS - 1.11%

Automobiles - 0.76%
Porsche Automobil Holding
SE (b)	1,260	$109,990

Containers & Packaging - 0.35%
Klabin SA (b)	9,600	50,116
TOTAL PREFERRED STOCKS
(Cost $152,866)		$160,106

SHORT-TERM INVESTMENTS - 2.76%

Money Market Funds - 2.76%
Fidelity Institutional Money Market
Funds - Government Portfolio,
0.01% (c)	400,834	$400,834
TOTAL SHORT-TERM INVESTMENTS
(Cost $400,834)		$400,834

Total Investments
(Cost $12,600,301) - 99.35%		$14,408,889
Other Assets in Excess of
Liabilities - 0.65%		94,259
TOTAL NET ASSETS - 100.00%		$14,503,148

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2013.
(d)	Illiquid Security. The fair value of these securities total $2,243, which represents 0.02% of total net assets.
(e)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of the Leuthold Funds due to a halt in trading of the security on January 26, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	91

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2013

		Percentage
	Fair	of Total
	Value	Investments
CURRENCY EXPOSURE
September 30, 2013
Australian Dollar	$35,700	0.25%
Brazilian Real	50,116	0.35
British Pound	359,006	2.49
Canadian Dollar	122,195	0.85
Danish Kroner	131,029	0.91
Euro	2,275,058	15.79
Hong Kong Dollar	127,502	0.88
Japanese Yen	995,046	6.91
New Taiwan Dollar	237,429	1.65
New Turkish Lira	39,628	0.28
Norwegian Krone	57,922	0.40
Polish Zloty	98,349	0.68
Singapore Dollar	36,649	0.25
South African Rand	53,530	0.37
South Korea Won	530,689	3.68
Swedish Krona	347,083	2.41
Swiss Franc	259,843	1.80
Thai Baht	46,931	0.33
US Dollar	8,605,184	59.72
Total Investments	$14,408,889	100.00%

		Percentage
	Fair	of Total
	Value	Investments
PORTFOLIO DIVERSIFICATION
September 30, 2013
Australia	$35,700	0.25%
Austria	31,996	0.22
Belgium	293,353	2.04
Bermuda	660,286	4.58
Brazil	50,116	0.35
Britain	466,684	3.24
Canada	576,385	4.00
China	79,978	0.56
Denmark	131,029	0.91
France	642,037	4.46
Germany	1,137,660	7.90
Hong Kong	193,790	1.34
India	58,165	0.40
Ireland	191,566	1.33
Italy	66,189	0.46
Japan	1,134,345	7.87
Norway	57,922	0.40
Poland	98,349	0.68
Puerto Rico	54,427	0.38
Singapore	36,649	0.25
South Africa	53,530	0.37
South Korea	583,459	4.05
Sweden	347,083	2.41
Switzerland	259,843	1.80
Taiwan	301,232	2.09
Thailand	46,931	0.33
Turkey	39,628	0.28
United States	6,780,557	47.05
Total Investments	$14,408,889	100.00%

92	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Schedule of Investments
September 30, 2013

Shares		Fair Value
SHORT-TERM INVESTMENTS - 3.24%

Money Market Funds - 3.24%
Fidelity Institutional Money Market
Funds - Government Portfolio,
0.01% (a)	3,076,329	$3,076,329
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,076,329)		$3,076,329

Total Investments
(Cost $3,076,329) - 3.24%		$3,076,329
Other Assets in Excess of
Liabilities - 96.76% (b)		91,838,473
TOTAL NET ASSETS - 100.00%		$94,914,802

Percentages are stated as a percent of net assets.
(a)	The rate quoted is the annualized seven-day yield as of September 30, 2013.
(b)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	93

Grizzly Short Fund
Schedule of Securities Sold Short - (a)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 89.05%

Beverages - 1.45%
Monster Beverage Corp.	26,337	$1,376,108

Building Products - 1.53%
Armstrong World Industries, Inc.	26,361	1,448,801

Capital Markets - 1.06%
Stifel Financial Corp.	24,482	1,009,148

Chemicals - 1.79%
Cabot Corp.	27,832	1,188,705
Tronox, Ltd. - Class A	20,719	506,994
		1,695,699

Commercial Banks - 2.21%
Commerce Bancshares, Inc.	24,430	1,070,278
Texas Capital Bancshares, Inc.	22,368	1,028,257
		2,098,535

Commercial Services & Supplies - 2.39%
Clean Harbors, Inc.	18,297	1,073,302
Iron Mountain, Inc.	44,221	1,194,851
		2,268,153

Communications Equipment - 3.55%
ARRIS Group, Inc.	59,993	1,023,481
Aruba Networks, Inc.	58,910	980,262
Palo Alto Networks, Inc.	29,739	1,362,641
		3,366,384

Computers & Peripherals - 1.31%
Diebold, Inc.	42,211	1,239,315

Construction Materials - 1.73%
Vulcan Materials Co.	31,697	1,642,222

Diversified Consumer Services - 1.70%
Sotheby’s	32,780	1,610,481

Electric Utilities - 1.38%
FirstEnergy Corp.	36,027	1,313,184

	Shares	Fair Value
Electrical Equipment - 2.56%
General Cable Corp.	31,491	$999,839
Polypore International, Inc.	34,841	1,427,436
		2,427,275

Energy Equipment & Services - 0.98%
McDermott International, Inc.	125,088	929,404

Food & Staples Retailing - 1.34%
Fresh Market, Inc.	26,956	1,275,288

Food Products - 3.45%
B&G Foods, Inc.	13,116	453,158
Dean Foods Co.	51,231	988,758
Hain Celestial Group, Inc.	17,936	1,383,224
Post Holdings, Inc.	11,081	447,340
		3,272,480

Gas Utilities - 2.47%
ONEOK, Inc.	29,533	1,574,700
Piedmont Natural Gas Co., Inc.	23,348	767,682
		2,342,382

Health Care Equipment & Supplies - 2.36%
Haemonetics Corp.	12,421	495,350
HeartWare International, Inc.	5,772	422,568
Hologic, Inc.	64,013	1,321,868
		2,239,786

Health Care Providers & Services - 0.42%
Emeritus Corp.	21,544	399,210

Hotels, Restaurants & Leisure - 1.10%
Hyatt Hotels Corp. - Class A	24,378	1,047,279

Household Durables - 1.49%
Toll Brothers, Inc.	43,500	1,410,705

Independent Power Producers &
Energy Traders - 1.51%
Calpine Corp.	73,960	1,437,043

94	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2013

	Shares	Fair Value
COMMON STOCKS - 89.05% (continued)

Internet Software & Services - 3.41%
Equinix, Inc.	8,092	$1,486,096
Rackspace Hosting, Inc.	33,140	1,748,466
		3,234,562

Machinery - 1.78%
Navistar International Corp.	46,438	1,694,058

Media - 0.99%
Cablevision Systems Corp. -
Class A	55,612	936,506

Metals & Mining - 6.89%
ArcelorMittal - NYS	103,853	1,419,670
Coeur Mining, Inc.	61,333	739,063
Rio Tinto PLC - ADR	32,522	1,585,773
Southern Copper Corp.	52,571	1,432,034
United States Steel Corp.	66,074	1,360,464
		6,537,004

Multiline Retail - 0.81%
JC Penney Co., Inc.	87,154	768,698

Oil, Gas & Consumable Fuels - 13.17%
Cameco Corp. (b)	70,249	1,269,399
CONSOL Energy, Inc.	43,964	1,479,389
Encana Corp. (b)	92,824	1,608,640
Halcon Resources Corp.	143,539	635,878
Kinder Morgan, Inc.	41,748	1,484,976
Peabody Energy Corp.	77,619	1,338,928
SandRidge Energy, Inc.	274,606	1,609,191
Talisman Energy, Inc. (b)	131,737	1,514,976
Williams Companies, Inc.	42,778	1,555,408
		12,496,785

Pharmaceuticals - 1.56%
Endo Health Solutions, Inc.	32,625	1,482,480

Professional Services - 0.53%
Acacia Research Corp.	22,008	507,504

	Shares	Fair Value
Real Estate Investment Trusts (REITs) - 7.93%
AvalonBay Communities, Inc.	11,648	$1,480,344
Colonial Properties Trust	23,605	530,877
Digital Realty Trust, Inc.	22,987	1,220,610
Equity Residential	27,574	1,477,139
Realty Income Corp.	37,830	1,503,742
Regency Centers Corp.	27,162	1,313,283
		7,525,995

Real Estate Management &
Development - 1.52%
Brookfield Asset Management,
Inc. - Class A (b)	38,552	1,441,845

Semiconductors & Semiconductor
Equipment - 2.96%
ASML Holding NV - NYS	16,441	1,623,713
Cypress Semiconductor Corp.	127,098	1,187,096
		2,810,809

Software - 5.95%
Concur Technologies, Inc.	14,122	1,560,481
Jive Software, Inc.	65,250	815,625
Nuance Communications, Inc.	82,103	1,534,916
Salesforce.com, Inc.	33,501	1,739,037
		5,650,059

Specialty Retail - 1.71%
Select Comfort Corp.	66,848	1,627,749

Transportation Infrastructure - 0.50%
Macquarie Infrastructure
Co., LLC	8,865	474,632

Wireless Telecommunication Services - 1.56%
SBA Communications Corp. -
Class A	18,400	1,480,464
TOTAL COMMON STOCKS
(Proceeds $86,126,503)		$84,518,032

See Notes to the Financial Statements.	The Leuthold Funds - 2013 Annual Report	95

Grizzly Short Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2013

	Shares	Fair Value
INVESTMENT COMPANIES - 3.25%

Exchange Traded Funds - 3.25%
SPDR Dow Jones Industrial
Average ETF Trust	20,410	$3,081,706
TOTAL INVESTMENT COMPANIES
(Proceeds $3,119,313)		$3,081,706

TOTAL SECURITIES SOLD SHORT
(Proceeds $89,245,816) - 92.30%		$87,599,738

Percentages are stated as a percent of net assets.
ADR   American Depository Receipt
NYS    New York Registry Shares
(a)      All securities sold short are non-income producing.
(b)      Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

96	The Leuthold Funds - 2013 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Notes to the Financial Statements

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended. The Company consists of six series (the “Funds”):

		Inception –	Inception –
		Retail	Institutional
Fund	Investment Objective	Share Class	Share Class
Leuthold Core Investment Fund	Seeks total return consistent with prudent investment risk over the long-term	11/20/1995	1/31/2006

Leuthold Asset Allocation Fund	Seeks total return consistent with prudent investment risk over the long-term	5/24/2006	1/31/2007

Leuthold Global Fund	Seeks long-term capital appreciation and dividend income	7/1/2008	4/30/2008

Leuthold Select Industries Fund	Capital appreciation	6/19/2000	n/a

Leuthold Global Industries Fund	Seeks long-term capital appreciation and dividend income	5/17/2010	5/17/2010

Grizzly Short Fund	Capital appreciation	6/19/2000	n/a

All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fess and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

        The following is a summary of significant accounting policies consistently followed by the Funds.

a)     Investment Valuation – Securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the NASDAQ Global Market, NASDAQ Global Select Market or the NASDAQ Capital Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Other assets, including certain investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Short-term instruments (those with remaining maturities of 60 days or less) are

The Leuthold Funds - 2013 Annual Report	97

The Leuthold Funds

valued at amortized cost, which approximates market value. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined.

The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Board has approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Funds’ Board of Directors. Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Physical metals are valued at prices provided by an independent pricing service. The Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, and the Leuthold Global Industries Fund may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source.

b)    Fair Valuation Measurements – The Funds have adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards  require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013:

98	The Leuthold Funds - 2013 Annual Report

The Leuthold Funds

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$24,008,684	$—	$—	$24,008,684
Air Freight & Logistics	—	176,292	—	176,292
Airlines	24,963,704	262,855	—	25,226,559
Auto Components	—	825,439	—	825,439
Automobiles	398,368	220,714	—	619,082
Building Products	—	189,886	—	189,886
Chemicals	—	647,918	—	647,918
Commercial Banks	—	2,195,696	—	2,195,696
Commercial Services & Supplies	166,774	—	—	166,774
Computers & Peripherals	18,795,601	1,263,149	—	20,058,750
Construction & Engineering	231,341	90,360	—	321,701
Construction Materials	—	357,474	—	357,474
Consumer Finance	29,549,225	—	—	29,549,225
Containers & Packaging	—	91,536	—	91,536
Distributors	—	556,926	—	556,926
Diversified Consumer Services	25,157,045	—	—	25,157,045
Diversified Financial Services	14,382,334	195,146	—	14,577,480
Diversified Telecommunication Services	311,474	193,672	—	505,146
Electric Utilities	—	417,914	—	417,914
Electronic Equipment, Instruments & Components	15,107,916	474,452	—	15,582,368
Food & Staples Retailing	23,378,625	569,812	—	23,948,437
Food Products	346,379	609,352	—	955,731
Gas Utilities	—	131,868	—	131,868
Health Care Equipment & Supplies	95,514	140,890	—	236,404
Health Care Providers & Services	61,825,440	445,752	—	62,271,192
Hotels, Restaurants & Leisure	—	329,902	—	329,902
Household Durables	378,539	711,931	—	1,090,470
Independent Power Producers & Energy Traders	—	122,155	—	122,155
Industrial Conglomerates	56,013	114,637	—	170,650
Insurance	22,507,276	1,370,658	—	23,877,934
Internet Software & Services	330,418	494,333	—	824,751
IT Services	48,223,090	—	—	48,223,090
Media	9,198,550	489,366	—	9,687,916
Metals & Mining	—	254,056	—	254,056
Oil, Gas & Consumable Fuels	1,099,283	1,020,612	—	2,119,895
Paper & Forest Products	457,051	—	—	457,051
Personal Products	—	293,819	—	293,819
Pharmaceuticals	292,230	638,466	—	930,696
Real Estate Management & Development	671,581	1,347,813	—	2,019,394
Road & Rail	20,646,309	206,140	—	20,852,449
Semiconductors & Semiconductor Equipment	3,882,730	1,522,092	—	5,404,822
Software	—	211,172	—	211,172
Specialty Retail	32,321,369	—	—	32,321,369
Textiles, Apparel & Luxury Goods	125,835	211,173	—	337,008
Thrifts & Mortgage Finance	—	109,907	—	109,907
Transportation Infrastructure	153,395	—	—	153,395
Water Utilities	291,728	—	—	291,728
Wireless Telecommunication Services	1,450,127	801,703	—	2,251,830
Total Common Stocks	380,803,948	20,307,038	—	401,110,986

The Leuthold Funds - 2013 Annual Report	99

The Leuthold Funds

Leuthold Core Investment Fund (continued)
Investments at Fair Value	Level 1	Level 2	Level 3		Total
Preferred Stocks	$316,885	$—	$—		$316,885
Exchange Traded Funds	69,033,550	—	—		69,033,550
Precious Metals	—	14,648,492	—		14,648,492
Corporate Bonds	—	19,877,777	—		19,877,777
United States Treasury Obligations	—	15,284,334	—		15,284,334
Foreign Government Bonds/Notes	—	31,136,373	—		31,136,373
Rights	—	—	0	*	0
Money Market Funds	18,208,003	—	—		18,208,003
Total Investments in Securities	$468,362,386	$101,254,014	$—		$569,616,400

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3		Total
Common Stocks	$31,807,214	$—	$—		$31,807,214
Exchange Traded Funds	1,163,982	—	—		1,163,982
Total Securities Sold Short	$32,971,196	$—	$—		$32,971,196

* Rights valued at $0 at September 30, 2013.

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. There were transfers from Level 1 to Level 2 of total investments in the amount of $540,532 during the year ended September 30, 2013.

The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

The following is a reconciliation of Level 3 assets which were acquired via a corporate action in the current year for which significant unobservable inputs were used to determine fair value:

Rights
at Fair Value
Balance as of September 30, 2012	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Corporate actions	0
Transfers into and/or out of Level 3	—
Balance as of September 30, 2013	$0
Change in unrealized appreciation (depreciation) during
the period ended for Level 3 investments held at September 30, 2013:	$—

The security (rights) is classified as a Level 3 security due to a lack of of market activity and observable inputs. The security was acquired as a result of a corporate action.

100	The Leuthold Funds - 2013 Annual Report

The Leuthold Funds

Leuthold Asset Allocation Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,397,492	$—	$—	$3,397,492
Air Freight & Logistics	1,273,810	—	—	1,273,810
Airlines	1,832,125	—	—	1,832,125
Auto Components	1,713,450	1,573,550	—	3,287,000
Automobiles	1,278,251	429,004	—	1,707,255
Beverages	1,683,523	—	—	1,683,523
Biotechnology	2,454,310	—	—	2,454,310
Capital Markets	2,711,127	839,629	—	3,550,756
Chemicals	4,809,261	—	—	4,809,261
Commercial Banks	3,779,732	1,015,965	—	4,795,697
Communications Equipment	2,607,660	—	—	2,607,660
Computers & Peripherals	6,273,325	521,957	—	6,795,282
Consumer Finance	5,016,852	—	—	5,016,852
Distributors	—	334,997	—	334,997
Diversified Consumer Services	2,755,408	—	—	2,755,408
Diversified Financial Services	7,521,804	—	—	7,521,804
Diversified Telecommunication Services	551,253	—	—	551,253
Electrical Equipment	992,673	—	—	992,673
Electronic Equipment, Instruments & Components	—	821,655	—	821,655
Energy Equipment & Services	1,862,050	—	—	1,862,050
Food & Staples Retailing	4,046,499	—	—	4,046,499
Food Products	1,859,450	475,009	—	2,334,459
Health Care Equipment & Supplies	655,395	—	—	655,395
Health Care Providers & Services	12,730,403	—	—	12,730,403
Hotels, Restaurants & Leisure	—	814,407	—	814,407
Household Durables	—	630,435	—	630,435
Independent Power Producers & Energy Traders	807,540	—	—	807,540
Industrial Conglomerates	2,377,760	476,074	—	2,853,834
Insurance	10,791,316	735,352	—	11,526,668
Internet Software & Services	2,662,108	—	—	2,662,108
IT Services	6,799,884	607,240	—	7,407,124
Life Sciences Tools & Services	659,978	—	—	659,978
Machinery	1,355,259	—	—	1,355,259
Media	4,043,431	—	—	4,043,431
Metals & Mining	1,152,451	—	—	1,152,451
Multi-Utilities	777,350	—	—	777,350
Office Electronics	687,552	—	—	687,552
Oil, Gas & Consumable Fuels	7,036,736	397,511	—	7,434,247
Pharmaceuticals	10,498,366	532,767	—	11,031,133
Real Estate Investment Trusts (REITs)	15,972,367	—	—	15,972,367
Road & Rail	1,112,166	703,144	—	1,815,310
Semiconductors & Semiconductor Equipment	—	1,556,920	—	1,556,920
Software	4,971,964	—	—	4,971,964
Specialty Retail	11,467,348	966,023	—	12,433,371
Textiles, Apparel & Luxury Goods	—	898,495	—	898,495
Tobacco	1,103,676	—	—	1,103,676
Trading Companies & Distributors	—	856,821	—	856,821
Wireless Telecommunication Services	3,307,389	—	—	3,307,389
Total Common Stocks	159,390,494	15,186,955	—	174,577,449

The Leuthold Funds - 2013 Annual Report	101

The Leuthold Funds

Leuthold Asset Allocation Fund (continued)
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$21,211,852	$—	$—	$21,211,852
Precious Metals	—	7,958,550	—	7,958,550
Corporate Bonds	—	10,026,071	—	10,026,071
United States Treasury Obligations	—	19,710,437	—	19,710,437
Foreign Government Bonds/Notes	—	7,070,423	—	7,070,423
Money Market Funds	6,800,403	—	—	6,800,403
Total Investments in Securities	$187,402,749	$59,952,436	$—	$247,355,185

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. There were transfers from Level 2 to Level 1 of total investments in the amount of $1,062,466 during the year ended September 30, 2013. The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE. The Fund did not invest in Level 3 securities during the year ended September 30, 2013.

Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,253,965	$—	$—	$3,253,965
Airlines	11,605,317	—	—	11,605,317
Auto Components	8,790,092	13,790,594	—	22,580,686
Automobiles	6,014,301	7,331,535	—	13,345,836
Chemicals	—	753,518	—	753,518
Commercial Banks	16,763,778	—	—	16,763,778
Computers & Peripherals	1,560,401	—	—	1,560,401
Containers & Packaging	1,118,398	1,771,731	—	2,890,129
Diversified Financial Services	1,739,083	1,849,190	—	3,588,273
Diversified Telecommunication Services	872,853	—	—	872,853
Electronic Equipment, Instruments & Components	8,837,708	9,931,218	—	18,768,926
Food & Staples Retailing	5,800,781	8,116,029	—	13,916,810
Household Durables	1,215,412	—	—	1,215,412
Insurance	18,466,710	22,875,579	—	41,342,289
Media	12,910,066	11,919,762	—	24,829,828
Office Electronics	1,809,445	—	—	1,809,445
Oil, Gas & Consumable Fuels	1,772,323	—	—	1,772,323
Paper & Forest Products	11,161,695	1,168,749	48,041	12,378,485
Road & Rail	11,861,710	2,354,069	—	14,215,779
Semiconductors & Semiconductor Equipment	9,546,948	7,867,383	—	17,414,331
Wireless Telecommunication Services	5,838,310	4,081,107	—	9,919,417
Total Common Stocks	140,939,296	93,810,464	48,041	234,797,801
Preferred Stocks
Automobiles	—	1,818,065	—	1,818,065
Containers & Packaging	855,104	—	—	855,104
Total Preferred Stocks	855,104	1,818,065	—	2,673,169
Exchange Traded Funds	36,890,165	—	—	36,890,165
Precious Metals	—	7,943,138	—	7,943,138

102	The Leuthold Funds - 2013 Annual Report

The Leuthold Funds

Leuthold Global Fund (continued)
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$9,697,854	$—	$9,697,854
United States Treasury Obligations	—	10,660,585	—	10,660,585
Foreign Government Bonds/Notes	—	27,422,727	—	27,422,727
Money Market Funds	20,926,701	—	—	20,926,701
Total Investments in Securities	$199,611,266	$151,352,833	$48,041	$351,012,140

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$164,375	$—	$—	$164,375
Beverages	—	136,261	—	136,261
Chemicals	281,509	141,156	—	422,665
Communications Equipment	379,211	–	—	379,211
Construction & Engineering	—	147,354	—	147,354
Construction Materials	—	295,626	—	295,626
Electric Utilities	121,785	—	—	121,785
Energy Equipment & Services	312,892	—	—	312,892
Food Products	272,182	293,858	—	566,040
Gas Utilities	279,723	—	—	279,723
Health Care Providers & Services	443,871	—	—	443,871
Hotels, Restaurants & Leisure	—	141,490	—	141,490
Household Products	141,838	—	—	141,838
Independent Power Producers & Energy Traders	139,977	—	—	139,977
Internet & Catalog Retail	149,442	—	—	149,442
Internet Software & Services	156,685	198,799	—	355,484
Machinery	—	159,645	—	159,645
Media	—	164,077	—	164,077
Metals & Mining	823,969	175,500	—	999,469
Multiline Retail	—	158,219	—	158,219
Multi-Utilities	148,015	–	—	148,015
Oil, Gas & Consumable Fuels	1,536,627	95,480	—	1,632,107
Personal Products	—	161,492	—	161,492
Pharmaceuticals	155,084	—	—	155,084
Professional Services	485,046	146,114	—	631,160
Real Estate Management & Development	158,317	148,178	—	306,495
Semiconductors & Semiconductor Equipment	167,793	281,162	—	448,955
Software	625,720	—	—	625,720
Specialty Retail	190,181	150,861	—	341,042
Textiles, Apparel & Luxury Goods	351,105	—	—	351,105
Thrifts & Mortgage Finance	156,196	—	—	156,196
Tobacco	327,498	162,473	—	489,971
Transportation Infrastructure	—	165,337	—	165,337
Water Utilities	—	345,898	—	345,898
Total Common Stocks	7,969,041	3,668,980	—	11,638,021
Exchange Traded Funds	1,799,670	—	—	1,799,670
Total Securities Sold Short	$9,768,711	$3,668,980	$—	$13,437,691

The Fund did not have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

The Leuthold Funds - 2013 Annual Report	103

The Leuthold Funds

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in
	Common Stock
	at Fair Value
Balance as of September 30, 2012	$48,052
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(11	)*
Purchases	—
Sales	—
Transfers into and/or out of Level 3	—
Balance as of September 30, 2013	$48,041
Change in unrealized appreciation (depreciation) during the period ended for Level 3 investments held at September 30, 2013:	$(11	)*

* Unrealized depreciation is due to changes in foreign currency exchange rate.

The security is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Directors. Leuthold Weeden Capital Management (the “Investment Adviser”) submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of HKD 2.95. Significant changes in the discount rate may result in a change in fair value measurement. For the duration of the period the discount was 95%.

Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$9,656,847	$—	$—	$9,656,847
Money Market Funds	409,818	—	—	409,818
Total Investments in Securities	$10,066,665	$—	$—	$10,066,665

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Leuthold Global Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$193,711	$—	$—	$193,711
Airlines	685,567	—	—	685,567
Auto Components	516,041	803,292	—	1,319,333
Automobiles	355,197	427,933	—	783,130
Chemicals	—	44,267	—	44,267
Commercial Banks	1,001,178	—	—	1,001,178
Computers & Peripherals	93,705	—	—	93,705
Containers & Packaging	68,951	103,824	—	172,775
Diversified Financial Services	105,310	108,299	—	213,609
Diversified Telecommunication Services	39,769	—	—	39,769

104	The Leuthold Funds - 2013 Annual Report

The Leuthold Funds

Leuthold Global Industries Fund (continued)
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Electronic Equipment, Instruments & Components	$529,451	$568,678	$—	$1,098,129
Food & Staples Retailing	340,338	476,484	—	816,822
Household Durables	74,565	—	—	74,565
Insurance	1,090,224	1,349,147	—	2,439,371
Media	767,143	704,684	—	1,471,827
Office Electronics	108,683	—	—	108,683
Oil, Gas & Consumable Fuels	106,420	—	—	106,420
Paper & Forest Products	666,870	68,750	2,243	737,863
Road & Rail	700,204	138,246	—	838,450
Semiconductors & Semiconductor Equipment	570,159	441,248	—	1,011,407
Wireless Telecommunication Services	352,827	244,541	—	597,368
Total Common Stocks	8,366,313	5,479,393	2,243	13,847,949
Preferred Stocks
Automobiles	—	109,990	—	109,990
Containers & Packaging	50,116	—	—	50,116
Total Preferred Stocks	50,116	109,990	—	160,106
Money Market Funds	400,834	—	—	400,834
Total Investments in Securities	$8,817,263	$5,589,383	$2,243	$14,408,889

The Fund did not have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in
	Common Stock
	at Fair Value
Balance as of September 30, 2012	$2,244
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1	)*
Purchases	—
Sales	—
Transfers into and/or out of Level 3	—
Balance as of September 30, 2013	$2,243
Change in unrealized appreciation (depreciation) during the period ended for Level 3 investments held at September 30, 2013:	$(1	)*

* Unrealized depreciation is due to changes in foreign currency exchange rate.

The security is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Directors. The Investment Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of the security is a discount of 95% from the last traded price of HKD 2.95. Significant changes in the discount rate may result in a change in fair value measurement. During the entire period the discount rate was 95%.

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Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$3,076,329	$—	$—	$3,076,329
Total Investments in Securities	$3,076,329	$—	$—	$3,076,329

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$84,518,032	$—	$—	$84,518,032
Exchange Traded Funds	3,081,706	—	—	3,081,706
Total Securities Sold Short	$87,599,738	$—	$—	$87,599,738

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

For further information regarding security characteristics, see the Schedules of Investments.

c)     Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as”regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares. The tax character of distributions paid during the fiscal years ended September 30, 2013 and 2012 was as follows:

Year Ended September 30, 2013
	Leuthold	Leuthold		Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Global	Grizzly
	Investment	Allocation	Global	Industries	Industries	Short
	Fund	Fund	Fund	Fund	Fund	Fund
Distributions paid from:
Ordinary Income	$14,177,488	$17,507,694	$3,759,728	$33,785	$69,238	$—
Long Term Capital Gain	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	—
Total Distribution Paid	$14,177,488	$17,507,694	$3,759,728	$33,785	$69,238	$—

Year Ended September 30, 2012

	Leuthold	Leuthold		Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Global	Grizzly
	Investment	Allocation	Global	Industries	Industries	Short
	Fund	Fund	Fund	Fund	Fund	Fund
Distributions paid from:
Ordinary Income	$27,886,190	$29,439,115	$5,685,282	$25,862	$18,020	$—
Long Term Capital Gain	—	—	4,587,025	—	—	—
Return of Capital	—	—	—	—	—	—
Total Distribution Paid	$27,886,190	$29,439,115	$10,272,307	$25,862	$18,020	$—

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At September 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold	Leuthold		Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Global	Grizzly
	Investment	Allocation	Global	Industries	Industries	Short
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$18,302,077	$2,472,635	$14,830,754	$—	$77,468	$—
Undistributed long-term gains	36,495,986	—	20,207,828	—	—	—
Distributable earnings	54,798,063	2,472,635	35,038,582	—	77,468	—
Capital loss carryover and post-October losses	—	(287,977,638)	—	(2,975,423)	(970,292)	149,741,576)
Other accumulated gains (losses)	(70,155)	—	(888,311)	—	—	(18,957)
Unrealized appreciation (depreciation)	80,786,112	25,915,102	42,656,205	1,902,115	1,750,997	(7)
Total accumulated earnings (deficit)	$135,514,020	$(259,589,901)	$76,806,476	$(1,073,308)	$858,173	$(149,760,540)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses, and differences from REIT adjustments and foreign currency gain and loss.

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2013, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital

Leuthold Core Investment Fund	$13,559,477	$(13,534,296)	$(25,181)
Leuthold Asset Allocation Fund	(1,942,931)	1,942,931	—
Leuthold Global Fund	487,019	(487,018)	(1)
Leuthold Select Industries Fund	3,123	19	(3,142)
Leuthold Global Industries Fund	31,075	(31,075)	—
Grizzly Short Fund	5,346,138	(105,551)	(5,240,587)

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses, whereas under prior law all capital losses were carried forward as short-term capital losses.

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	Leuthold	Leuthold		Leuthold		Leuthold
	Core	Asset	Leuthold	Select		Global	Grizzly
	Investment	Allocation	Global	Industries		Industries	Short
	Fund	Fund	Fund	Fund		Fund	Fund

Expires 09/30/17	$—	$—	$—	$(862,504	)*	$—	$—
Expires 09/30/18	—	(287,977,638)	—	(2,112,919)		—	(18,663,090)
Expires 09/30/19	—	—	—	—		(17,340)	(25,380,935)
Unlimited Short-Term	—	—	—	—		(952,952)	(78,603,486)

*Capital loss carryforward transferred in from merger, subject to annual limitations.

The Grizzly Short Fund intends to defer and treat $27,094,065 of post-October losses incurred during the fiscal year ended September 30, 2013 as arising in the fiscal year ending September 30, 2014.

As of September 30, 2013, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

d)     Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

e)     Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)     Basis for Consolidation for the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund – The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund may invest up to 25% of their total assets in their Subsidiary, Leuthold Core, Ltd., Leuthold Asset Allocation, Ltd., and Leuthold Global, Ltd. (the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly owned and controlled by the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund, respectively, and are therefore consolidated in the respective Funds’  financial statements herein.  All intercompany balances, revenues, and expenses have been eliminated in consolidation.  The Subsidiaries act as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

g)     Short Positions – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest

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payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. Grizzly Short Fund’s receivable from broker for securities sold short is with two major security dealers.

h)     Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond.  For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

i)      Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors fees and expenses, insurance expense, and legal fees are allocated among the six Funds based on the relative net asset value of the individual Funds.

j)      Counterparty risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the credit worthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

k)     Derivatives – The Asset Allocation Fund may invest in futures contracts for speculative purposes to gain exposure to equity markets. None of the other Funds may invest in futures contracts. The Fund has adopted authoritative valuation procedures for futures contracts and they are stated at their fair value using the primary exchange’s closing (settlement) price.  Gains or losses are realized when contracts are liquidated.  Any change in net unrealized gain or loss is reported in the statement of operations.

The Leuthold Asset Allocation Fund did not have any open futures contracts at September 30, 2013.  The average monthly notional amount of futures contracts held by the Leuthold Asset Allocation Fund during the year ended September 30, 2013 was $1,912,536.

The following table presents the trading results of derivative trading and information related to the volume of the Leuthold Asset Allocation Fund for the year ended September 30, 2013:

		Change in
	Realized	Unrealized	Number of
Futures Contracts	Gain (Loss)	Gain (Loss)	Contracts Closed
Stock Index	$53,408	$—	1,360
Total Futures Contracts	$53,408	$—	1,360

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The Leuthold Funds

l)      Subsequent Events –The Funds have evaluated subsequent events through the date of issuance of the Funds’  financial statements. During the current fiscal year, the Funds’ Board of Directors approved the merger of the Leuthold Asset Allocation Fund into the Leuthold Core Investment Fund by combining these Funds’ net assets effective November 8, 2013. This decision was taken as the Funds have similar investment strategies and objectives.

2.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments and short sales, for the year ended September 30, 2013 are summarized below:

	Leuthold	Leuthold		Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Global
	Investment	Allocation	Global	Industries	Industries
	Fund	Fund	Fund	Fund	Fund
Purchases	$652,057,420	$352,097,291	$339,644,796	$15,152,395	$17,425,153
Sales	918,467,662	731,716,703	421,141,074	21,358,404	13,608,401

There were no purchases or sales of investment securities in the Grizzly Short Fund because this Fund invests only in securities held short.

At September 30, 2013, gross unrealized appreciation and depreciation of investments and cost of investments (excluding short positions) for tax purposes were as follows:

	Leuthold	Leuthold		Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Global	Grizzly
	Investment	Allocation	Global	Industries	Industries	Short
	Fund	Fund	Fund	Fund	Fund	Fund
Tax cost of Investments	$488,832,420	$221,447,213	$308,363,948	$8,164,550	$12,658,177	$3,076,329
Gross unrealized appreciation	87,218,429	30,505,307	49,416,345	1,950,472	2,050,952	3,185,257
Gross unrealized depreciation	(6,432,317)	(4,590,205)	(6,760,140)	(48,357)	(299,955)	(3,185,264)
Net unrealized appreciation (depreciation)	$80,786,112	$25,915,102	$42,656,205	$1,902,115	$1,750,997	$(7)

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales.

The Core Investment Fund and the Global Fund owned 5% or more of the voting securities of the following companies during the year ended September 30, 2013. As a result, these companies are deemed to be affiliates of the Core Investment Fund and the Global Fund as defined by the 1940 Act. Transactions during the period in these securities of affiliated companies were as follows:

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Leuthold Core Investment Fund
	Share Activity
Security Name	Balance 09/30/12	Purchases	Sales	Balance 09/30/13	Dividend Income	Fair Value at 09/30/13
CurrencyShares Japanese Yen Trust	—	184,953	24,798	160,155	$—	$15,930,618
					$—	$15,930,618

Leuthold Global Fund
	Share Activity
	Balance			Balance	Dividend	Fair Value at
Security Name	09/30/12	Purchases	Sales	09/30/13	Income	09/30/13
CurrencyShares Japanese Yen Trust	—	102,550	7,482	95,068	$—	$9,456,414
					$—	$9,456,414

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Funds have entered into an Investment Advisory Agreement (“advisory agreement”) with the Investment Adviser.  Pursuant to its advisory agreement with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s daily net assets and payable monthly, at annual rates of:

Leuthold	Leuthold		Leuthold	Leuthold
Core	Asset	Leuthold	Select	Global	Grizzly
Investment	Allocation	Global	Industries	Industries	Short
Fund	Fund	Fund	Fund	Fund	Fund
0.90%	0.90%	1.10%	1.00%	1.00%	1.25%

The Investment Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, including organization expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on short positions, and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold	Leuthold		Leuthold	Leuthold
Core	Asset	Leuthold	Select	Global	Grizzly
Investment	Allocation	Global	Industries	Industries	Short
Fund	Fund	Fund	Fund	Fund	Fund
1.25%	1.50%	1.85%	1.60%	1.60%*	2.50%

* Effective September 1, 2013, the Advisor has contractually agreed to reduce the expense limitation from 1.85% to 1.60%.

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The Leuthold Funds

Any waiver or reimbursement is subject to later adjustments to allow the Investment Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Amounts subject to future recoupment as of September 30, 2013 are as follows:

Leuthold Select Industries Fund		Leuthold Global Industries Fund
Year of Expiration	Recoverable Amount	Year of Expiration	Recoverable Amount
9/30/2015	$16,951	9/30/2015	$58,737
9/30/2016	22,934	9/30/2016	71,564

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. For the year ended September 30, 2013, the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries, and Grizzly Short Fund paid Weeden & Co., L.P., an affiliate of the Investment Adviser, $269,948, $65,023, $33,205, $5,410, $875, and $61,483, respectively, for brokerage commissions.

4.	DISTRIBUTION PLAN
Each of the Leuthold Asset Allocation Fund – Retail Class, Leuthold Global Fund – Retail Class, and Leuthold Global Industries Fund – Retail Class has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Funds’ shareholders, assists in the maintenance of the Funds’ shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Board of Directors.  To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

5.	INDEMNIFICATIONS
The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

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6.	ILLIQUID SECURITIES
Each Fund may invest up to 15% of net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay.  This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

7.	LENDING PORTFOLIO SECURITIES
The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned.  The Funds did not lend any portfolio securities during the reporting period, and will not enter into any securities lending arrangements in the future without the prior approval of the Board of Directors.

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The Leuthold Funds

REPORT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING FIRM

To the Shareholders and Board of Directors
Leuthold Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of  investments and securities sold short (as applicable), of Leuthold Funds, Inc. (consisting of Leuthold Core Investment Fund (consolidated), Leuthold Asset Allocation Fund (consolidated), Leuthold Global Fund (consolidated), Leuthold Select Industries Fund, Leuthold Global Industries Fund, and  Grizzly Short Fund) (the “Funds”), as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Leuthold Funds, Inc. at September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 27, 2013

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ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2013, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Leuthold Core Investment Fund 45.17%, Leuthold Asset Allocation Fund 54.69%, Leuthold Global Fund 55.08%, Leuthold Select Industries Fund 100.00%, and Leuthold Global Industries Fund 100.00%.

The percentage of dividend income distributed for the year ended September 30, 2013, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Leuthold Core Investment Fund 36.40%, Leuthold Asset Allocation Fund 36.08%, Leuthold Global Fund 17.90%, Leuthold Select Industries Fund 100.00%, and Leuthold Global Industries Fund 12.60%.

The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund designated 8.63%, 9.76%, 8.05%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2013.

The Leuthold Global Industries Fund has elected to pass through certain foreign taxes to its shareholders under Internal Revenue Code Section 853. These taxes total $17,909 for the year ended September 30, 2013. Additinal information will be provided with the Fund’s Forms 1099 for the 2013 tax year.

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The Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors
Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
Lawrence L. Horsch (1934) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Chairman and Director	Indefinite Term, Director since1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	6	None

Paul M. Kelnberger (1943) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite Term, Director since 1995	Consultant to Johnson, West & Co., PLC	6	None

Addison L. Piper (1946) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite Term, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies, Served as Vice Chairman of Piper Jaffray Companies from 2003 to 2006.	6	Piper Jaffray Companies

Interested Directors (and Officers)

John C. Mueller (1968) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director President	Indefinite Term, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	6	None

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# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Year of Birth,	Held with	and Length of	Principal Occupation	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director
Roger A. Peters (1960) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One Year Term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005. Prior to joining the Adviser, he was Vice President, Commercial Product Management of U.S. Bank from 2003-2005.	N/A	N/A

Holly J. Weiss (1968) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Secretary and Treasurer	One Year Term, Secretary and Treasurer since 2009
Chief Financial Officer of the Adviser since 2011 and Controller of the Adviser from 2008 to 2011. Prior to joining the Adviser, she was Controller of Churchill Capital Mezzanine Finance from 2001-2008.
				N/A	N/A

Glenn R. Larson (1965) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Assistant Secretary	One Year Term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005. Prior to joining the Adviser, he was a Compliance Representative of U.S. Bancorp Investment Services, Inc. from 2003 until 2005.	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’ website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

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The Leuthold Funds

Investment Adviser:
Leuthold Weeden Capital Management, Minneapolis, Minnesota

Administrator, Transfer Agent, Dividend Paying Agent, Shareholder Servicing Agent:
U.S. Bancorp Fund Services, LLC, Milwaukee, Wisconsin

Custodian:
U.S. Bank, N.A., Milwaukee, Wisconsin

Counsel:
Foley & Lardner, LLP, Milwaukee, Wisconsin

Independent Registered Public Accounting Firm:
Ernst & Young LLP, Minneapolis, Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$211,900	$221,100
Audit-Related Fees	$0	$0
Tax Fees	$18,120	$18,920
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	$ 0	$ 0
Registrant’s Investment Adviser	$ 0	$ 0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Leuthold Funds, Inc.

By (Signature and Title)*	/s/ John Mueller
John Mueller, President

Date	December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Mueller
John Mueller, President

Date	December 5, 2013

By (Signature and Title)*	/s/ Holly Weiss
Holly Weiss, Treasurer

Date	December 5, 2013

* Print the name and title of each signing officer under his or her signature.